As filed with the Securities and Exchange Commission on April 27, 2005

Registration No. 333-86231/811-9115

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 8	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

Amendment No. 4	☒

(Check appropriate box or boxes)

SEPARATE ACCOUNT VUL-A

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road, NE

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(800) 327-7754

Steven R. Shepard, Esq.

Vice President, Assistant Secretary and Division General Counsel

Transamerica Life Insurance Company

570 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2005 , pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date), pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

FOR LEGACY BUILDER PLUS

PROSPECTUS

May 1, 2005

Transamerica Life Insurance Company is offering Legacy Builder Plus (the “Policy”), the flexible premium variable life insurance policy described in this prospectus. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.

You can allocate your Cash Value to:

•	the Separate Account VUL-A (the “variable account”), which invests in the portfolios listed on this page; or

•	a fixed account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the variable account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the Policies and the portfolios:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goals

•	are subject to risks, including loss of the amount invested.

The Policy generally will be a “modified endowment contract” for federal income tax purposes. This means all loans, surrenders and partial surrenders are treated first as distributions of taxable income, and then as a return of basis. All these distributions generally are subject to a 10% penalty tax, if taken before you reach age 59 ½.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

The Securities and Exchange Commission has not

approved or disapproved this Policy or determined that

this prospectus is accurate or complete. Any

representation to the contrary is a criminal offense.

Legacy Builder Plus

Flexible Premium Variable Life

Insurance Policy

issued by

Separate Account VUL-A

And

Transamerica Life Insurance Company

4333 Edgewood Road NE

Cedar Rapids, Iowa 52499

(800) 525-6205

The available portfolios are:

•	AEGON/Transamerica Series Trust – Initial Class

Janus Growth

Transamerica Equity

Van Kampen Emerging Growth

•	AIM Variable Insurance Funds - Series I Shares

AIM V.I. Capital Appreciation Fund

AIM V.I. Government Securities Fund

AIM V.I. Core Equity Fund

AIM V.I. Premier Equity Fund

•	Dreyfus Stock Index Fund - Initial Class

•	Dreyfus Variable Investment Fund

Dreyfus VIF - Money Market Portfolio

•	Dreyfus Variable Investment Fund - Initial Class

Dreyfus VIF - Small Company Stock Portfolio

•	MFS® Variable Insurance TrustSM

MFS Emerging Growth Series

MFS Research Series

MFS Total Return Series

MFS Utilities Series

•	Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Strategic Bond Fund/VA

•	Variable Insurance Products Funds

(VIP) – Service Class 2

Fidelity VIP Balanced Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP Growth & Income Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Investment Grade Bond Portfolio

Fidelity VIP Mid Cap Portfolio

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Policy Benefits/Risks Summar

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Legacy Builder Plus is a flexible premium variable life insurance policy. The Policy gives you the potential for long-term insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s Cash Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial surrenders).

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first six (6) Policy years.

•	Fixed Account. You may place money in the basic fixed account where it earns interest at an annual rate of at least 3%. We may declare a higher rate of interest, but we are not obligated to do so. The fixed account is part of our general account.

•	Variable Account. You may allocate the money in your Policy to any of the subaccounts of the variable account. We do not guarantee any money you place in the subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Flexible Premiums

•	You can select a premium payment plan, but you are not required to pay premiums according to the plan. You can vary the frequency and amount, and can skip premium payments. We will not accept any premiums after the insured reaches age 100. In general, the minimum initial premium is $10,000, and the minimum additional premium is $5,000.

•	Once we issue your Policy, the free look period begins. The free look period is the period when you may return the Policy and receive a refund. The length of the free look period and amount of the refund varies by state. The front cover of your Policy shows the applicable free look period.

Variable Death Benefit

•	While the Policy is in force, the death benefit is the greater of: (1) the Basic Death Benefit; or (2) the Guaranteed Minimum Death Benefit (“GMDB”).

•	Basic Death Benefit: The Basic Death Benefit is equal to the Cash Value divided by the net single premium. The net single premium is calculated using guaranteed cost of insurance charges with a 4% interest rate. The Basic Death Benefit will change monthly due to changes in the Cash Value. The net single premium will change annually. We will reduce the death benefit proceeds by any outstanding loan, any accrued loan interest, and any monthly deductions due.

•	Guaranteed Minimum Death Benefit: The GMDB is the greater of premiums paid or highest Cash Value on a Policy anniversary before the Insured’s age 75 (both adjusted for partial surrenders). At the Insured’s age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders. If the Policy has an outstanding loan, the GMDB will not apply. The death benefit will be the Basic Death Benefit. The GMDB will be reinstated, however, if the Policy loan is fully repaid.

•	Under current tax laws, the death benefit generally should be U.S. income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	The Owner may exercise the Accelerated Death Benefit Rider for long-term care, if such rider was purchased with the Policy. The Accelerated Death Benefit Rider accelerates payment of a portion of the Death Benefit under the Policy that may be payable monthly to the Owner as reimbursement of actual charges incurred by the Insured for long-term care. We believe the benefit paid under this rider is generally not subject to tax. However, various factors such as certain business uses of the rider or the amount of other long-term care insurance on the Insured may cause the benefit to be taxable. You should consult your tax advisor.

•	You may also exercise the Terminal Illness Accelerated Death Benefit Rider, if the Insured has been diagnosed with a terminal condition (a disease or injury that is expected to result in death within 12 months). There is no charge for the Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor.

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No Lapse Guarantee

•	If you have no outstanding loans, then we guarantee that your Policy will never lapse. If you have an outstanding loan, your Policy will enter a 61-day grace period whenever the loan amount exceeds the Cash Value minus any surrender charge. The loan amount is the total amount of all outstanding Policy loans, including principal and interest due. In addition, if a Policy loan is outstanding, then your Policy will enter a 61-day grace period whenever the Cash Surrender Value on any Monthly Date is insufficient to cover the monthly deductions then due. If either occurs, then your Policy will terminate without value unless you make a sufficient payment during the grace period.

Cash Value

•	Cash Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and the death benefit.

•	Growth Accelerator: At the end of each month in any Policy year, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

•	Cash Value is greater than 200% of the total premiums paid; and

•	Cash Value exceeds $50,000.

Transfers

•	Each year, you may make an unlimited number of transfers of Cash Value from the subaccounts and the fixed account. However, if you have an outstanding Variable Interest Policy Loan, certain transfers between the Variable Account and the Fixed Account may be restricted.

•	Transfers from the Fixed Account each Policy year may not exceed the greater of:

•	25% of the amount in the Fixed Account; or

•	$1,000.

•	We may charge $10 for the 13th and each additional transfer during a Policy year.

•	Dollar Cost Averaging and Asset Rebalancing programs are available at no additional cost.

•	We may impose restrictions on, or even eliminate the transfer privilege. For a discussion of the risks that can result from programmed, large, frequent, or short-term transfers, see our Statement of Policy on Disruptive Trading and Market Timing on page 16.

Loans

•	You may take a loan against the Policy for any amount from $500 up to 90% of the Cash Value net of surrender charge, minus any outstanding loans and interest you owe.

•	We currently charge interest on your Fixed Account Policy Loan at an annual rate of 4.5% (maximum rate of 6%). The rate of interest charged on the Variable Interest Policy Loan is adjusted each calendar quarter, subject to certain limits. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.

•	You may take a Fixed Account Policy Loan (secured by the Cash Value held in the Loan Reserve of the Fixed Account), or a Variable Interest Policy Loan (secured by the Cash Value in the Fixed Account, the Variable Account or both ) as set forth by the provisions of your Policy.

•	Because the Policy is intended to be purchased with a single premium, it will likely be considered a Modified Endowment Contract (“MEC”). As a result, federal income taxes and a penalty tax may apply to loans you take against the Policy. If the Policy is not a MEC, Policy loans will not be taxable when taken, but could have adverse tax consequences on the surrender or lapse of the Policy.

•	The “no lapse guarantee” does not apply if there is an outstanding loan.

Partial Surrenders and Full Surrenders

•	Partial Surrender. You may make a written request to withdraw part of the Cash Surrender Value, subject to the following rules:

•	you must request at least $500 and the remaining Cash Surrender Value following a withdrawal may not be less than $5,000.

•	During the first Policy year, any amount you surrender is subject to a 7% surrender charge. After the first Policy year, you may surrender amounts up to your Policy’s gain (Cash Value minus premiums paid and minus indebtedness) free of charge. We impose a 7% surrender charge on the portion of any surrender that exceeds the gain in the Policy and is attributable to a premium paid within the six years prior to the surrender.

•	A partial surrender automatically causes a pro-rata reduction in the death benefit.

•	A partial surrender reduces the Cash Surrender Value, so it will increase the risk that the Policy will lapse.

•	Full Surrender. At any time while the Policy is in force, you may make a written request to surrender your Policy. Life insurance coverage will end. You will receive the Cash Surrender Value (that is, the Cash Value minus any surrender charge, and minus any outstanding loan amount including any accrued interest).

•	Federal income taxes may apply to partial surrenders and full surrenders. If the Policy is a MEC, a penalty tax may also apply.

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Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed (that is, maximum) levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Cash Value in one or more subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value unless you pay additional premium. If you select the fixed account, then we credit your Cash Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If you do not have an outstanding loan, we guarantee that your Policy will never lapse (terminate without value), regardless of investment performance. If you have an outstanding loan and your Cash Surrender Value becomes zero, or if on a Monthly Date the Cash Surrender Value is insufficient to cover the entire monthly deduction then due, then the Policy will enter a 61-day grace period.

Whenever your Policy enters the grace period, your Policy will lapse, insurance coverage will no longer be in effect, and you will receive no benefits unless you pay additional premiums. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans. You might not be able to reinstate a policy that has lapsed (depending on applicable state law). A Policy lapse may have adverse tax consequences.

If you have an outstanding Policy loan and make a partial surrender, you will increase the risk of lapse. Before you take a Policy loan or make a withdrawal, you should carefully consider the effect your actions will have on the no lapse guarantee.

Tax Risks

We anticipate that the Policy should be deemed a life insurance contract under federal tax law and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, there is some uncertainty in this regard. The Policy generally will be treated as a MEC under federal tax laws (except in some cases for a Policy issued in exchange for another life insurance policy that was not a MEC). If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, if the Policy is a MEC, a 10% penalty tax may be imposed on the taxable portion of surrenders, partial surrenders, and loans taken before you reach age 59½. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan affects the death benefit because a loan reduces the death benefit proceeds and Cash Surrender Value by the amount of the outstanding loans, plus any interest you owe on the Policy loans.

While a loan is outstanding, the “no lapse guarantee” does not apply.

A Policy loan could make it more likely that a Policy would terminate without value. There is a risk that if the loan reduces your Cash Surrender Value to too low an amount and investment results are unfavorable, then the Policy will lapse, resulting in loss of insurance and possibly adverse tax consequences. If the Policy is a MEC, a loan will likely be taxed as a partial surrender and a 10% penalty may apply.

A Fixed Account Policy loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the loan from the subaccounts and fixed account as collateral. We then credit a fixed interest rate of 3.0% to the collateral in the loan account. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive any higher current interest rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning or surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured or the Owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making partial surrenders from the Policy or transferring Policy Cash Value among the subaccounts and the fixed account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge

Premium Charge: Premium Expense Charge[1]	Upon payment of each premium	0-3.5% of each premium payment	0-3.5% of each premium payment

Partial Surrender Charge[2]	Upon each withdrawal during the first Policy year and in Policy years 2+ on the portion of any withdrawal that exceeds the Policy’s gain	First Policy year - 7.0% of the amount withdrawn	First Policy year - 7.0% of the amount withdrawn

Surrender Charge	Upon full surrender of the Policy during the 6 years after a premium payment	7% of all premiums paid during the 6 years before surrender	7% of all premiums paid during the 6 years before surrender

Transfer Charge[3]	Upon transfer	$10 for each transfer in excess of 12 per Policy year	None

Terminal Illness Accelerated Death Benefit Rider	When rider is exercised	Discount Factor[4]	Discount Factor[4]

The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly on the Policy Date and on each Monthly Date
Monthly Administrative Charge[5]		$2.50	$2.50

Monthly Asset Based Charge	During the first 10 Policy years, monthly on the Policy Date and on each Monthly Date	0.55% (annually) of assets in variable account	0.55% (annually) of assets in variable account

[1]	Premium expense charge is equal to the premium tax rate, if any, imposed by the owner’s resident state when we issued your Policy. State premium taxes currently range from 0.00% to a maximum of 3.50% of each premium payment.

[2]	After the first Policy year, 7% on the portion of any withdrawal that exceeds the Policy gain and is attributable to a premium paid within 6 years prior to withdrawal.

[3]	We guarantee that the first 12 transfers in a Policy year are free. We currently do not charge for transfers in excess of 12 per Policy year, but we reserve the right to charge $10 for each transfer after 12 per Policy year.

[4]	We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

[5]	This charge is not assessed if the Cash Value at the beginning of a Policy year is greater than $50,000.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance[6] (Without Extra Ratings7) • Minimum Charge[8] • Maximum Charge[9] • Charge for a (male insured, issue age 70, Approved Preferred non-tobacco class, Policy Year 1)	Monthly on the Policy Date and on each Monthly Date	$0.10 per $1,000 of net amount at risk per month[10] $15.13 per $1,000 of net amount at risk per month[10] $3.04 per $1,000 of net amount at risk per month[10]	$0.08 per $1,000 of net amount at risk per month[10] $15.13 per $1,000 of net amount at risk per month[10] $1.58 per $1,000 of net amount at risk per month[10]

Daily Charge	Daily	Annual rate of 0.75% of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% of daily net assets of each subaccount in which you are invested

Loan Interest Spread for Fixed Account Policy Loan[11]	At the end of each calendar quarter, or earlier if applicable[12]	3.00%	1.50%

Loan Interest Spread for Variable Interest Policy Loan[13]	At the end of each calendar quarter, or earlier, if applicable	Variable interest rate tied, in part, to a bond index	Variable interest rate tied, in part, to a bond index

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges

Accelerated Death Benefit Rider	Upon payment of premium	3% of premium paid	3% of premium paid

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

[6]	Cost of insurance rates vary based on the Insured’s age, gender and risk class. Cost of insurance rates generally will increase each year with the age of the Insured. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[7]	We may place an Insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the Insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to $83.33 monthly per $1,000 of net amount at risk.

[8]	This minimum charge is based on an Insured with the following characteristics: Female, Issue Age 30, Approved Preferred Non-Tobacco class, Policy Year 1.

[9]	This maximum charge is based on an Insured with the following characteristics: Male, Issue Age 70, Approved Rated II Tobacco class, Policy Year 1.

[10]	The net amount at risk equals the death benefit on the Monthly Date, divided by 1.00247, minus the Cash Value on the Monthly Date, calculated before the monthly deduction is taken.

[11]	The Loan Interest Spread for a Fixed Account Policy Loan is the difference between the amount of interest we charge you for a Fixed Account Policy Loan (currently, an effective annual rate of 4.50% guaranteed not to exceed 6.00%) and the amount of interest we credit to the amount in your loan reserve account (currently, an effective rate of 3.0% guaranteed to be at least an effective annual rate of 3.0%).

[12]	While a Policy loan is outstanding, loan interest is due and payable at the end of each calendar quarter, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the Insured’s death.

[13]	The interest rate for a Variable Interest Policy Loan is reset quarterly based on a formula that is tied, in part, to a bond index. There is no fixed maximum rate of interest. We do not credit interest on collateral for a Variable Interest Policy Loan that is held in the Variable Account.

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Range of Expenses for the Portfolios1

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.26%	0.97%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[2]	0.26%	0.97%

[1]	The portfolio expenses used to prepare this table were provided to Transamerica by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.

[2]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2006.

Redemption Fees

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your cash value. For more information, see the portfolio prospectus.

Transamerica, the Variable Account, the Fixed Account and the Portfolios

Transamerica Life Insurance Company

Transamerica Life Insurance Company (“Transamerica,” “Company,” “we,” “us” or “our”), located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Variable Account

Transamerica established the variable account as a separate investment account under Iowa law on November 20, 1998. Transamerica owns the assets in the variable account and may use assets in the variable account to support other variable life insurance policies we issue. The variable account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended, and qualifies as a “separate account” within the meaning of the federal securities laws.

The variable account is divided into subaccounts, each of which invests in shares of a specific portfolio of a mutual fund. The subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The variable account’s assets may not be used to pay any of Transamerica’s liabilities other than those arising from the Policies. If the variable account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Variable Account. The variable account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, Transamerica reserves the right to:

1.	Create new separate accounts;

2.	Combine separate accounts, including the variable account;

3.	Remove, combine or add subaccounts and make the new or combined subaccounts available to you at our discretion;

4.	Make new portfolios available under the variable account or remove existing portfolios;

5.	Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investment or if

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we determine that investment in a portfolio is no longer appropriate in light of the variable account’s purposes;

6.	Deregister the variable account under the Investment Company Act of 1940 if such registration is no longer required;

7.	Operate the variable account as a management investment company under the Investment Company Act of 1940 or as any other form permitted by law;

8.	Make other structural and operational changes affecting the Variable Account; and

9.	Make any changes required by the Investment Company Act of 1940 or any other law.

New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

The portfolios, which sell their shares to the Subaccounts, may discontinue offering their shares to the Subaccounts.

The Fixed Account

The basic fixed account is part of Transamerica’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over investment of the fixed account’s assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates. You bear the risk that we will credit only 3% interest.

The Dollar Cost Averaging Fixed Account. At the time you purchase a Policy, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account (“DCA Fixed Account”). Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We may declare a higher rate of interest at our sole discretion. We credit interest on the declining balance in the DCA Fixed Account. We will transfer money out of the DCA Fixed Account in equal installments over a period of 6 months (or other periods available at the time of issue) and place it in the subaccounts and basic fixed account according to your instructions. The first such transfer occurs on the Monthly Date after the Reallocation Date. In the last month of the DCA Fixed Account term, we will transfer interest accrued on the premium.

There is no charge for participating in the DCA Fixed Account, and transfers under this program do not count in determining any transfer charge.

We reserve the right to stop offering the DCA Fixed Account at any time for any reason.

The fixed account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The variable account invests in shares of certain portfolios of the Funds. Each of the Funds is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

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You can find more detailed information about the portfolios, including a description of the risks, in the current prospectuses for the underlying fund portfolios, which are attached to this prospectus. You should read the funds’ prospectuses carefully.

Portfolio	Adviser and Investment Objective
Janus Growth	Janus Capital Corporation Seeks growth of capital.

Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Van Kampen Emerging Growth	Van Kampen Asset Management Inc. Seeks capital appreciation by investing primarily in common stocks of small and medium-sized companies.

AIM V.I. Capital Appreciation Fund – Series I Shares	A I M Advisors, Inc. Seeks growth of capital.

AIM V.I. Core Equity Fund – Series I Shares	A I M Advisors, Inc. Seeks growth of capital with a secondary objective of current income.

AIM V.I. Government Securities Fund – Series I Shares	A I M Advisors, Inc. Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

AIM V.I. Premier Equity Fund – Series I Shares	A I M Advisors, Inc. Seeks to achieve long-term growth of capital. Income is a secondary objective.

Dreyfus Stock Index Fund	The Dreyfus Corporation and Mellon Equity Associates Seeks to match the performance of the S&P 500®.

Dreyfus VIF – Money Market Portfolio	The Dreyfus Corporation Seeks current income, safety of principal and liquidity of investing in high quality money market instruments.

Dreyfus VIF – Small Company Stock Portfolio – Initial Class	The Dreyfus Corporation Seeks investment returns that exceed total return performance of the Russell 2500TM Stock Index by investing in stocks of small companies.

MFS Emerging Growth Series	Massachusetts Financial Services Company Seeks to provide long-term growth of capital.

MFS Research Series

Massachusetts Financial Services Company

Seeks long-term growth of capital and future income by investing in equity securities of companies believed to possess better-than-average prospects for long-term growth.

MFS Total Return Series	Massachusetts Financial Services Company Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital.

MFS Utilities Series	Massachusetts Financial Services Company Seeks capital growth and current income.

Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Funds, Inc. Seeks capital appreciation by investing in securities of well-known established companies.

Oppenheimer Global Securities Fund/VA

Oppenheimer Funds, Inc.

Seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer High Income Fund/VA	Oppenheimer Funds, Inc. Seeks a high level of current income from investment in high-yield fixed-income securities.

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Portfolio	Adviser and Investment Objective
Oppenheimer Main Street Fund/VA	Oppenheimer Funds, Inc. Seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Oppenheimer Strategic Bond Fund/VA	Oppenheimer Funds, Inc. Seeks a high level of current income principally derived from interest or debt securities.

Fidelity VIP Balanced Portfolio – Service Class 2	Fidelity Management & Research Company Seeks income and capital growth consistent with reasonable risk.

Fidelity VIP Contrafund® Portfolio – Service Class 2	Fidelity Management & Research Company Seeks long-term capital appreciation.

Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity Management & Research Company Seeks reasonable income.

Fidelity VIP Growth Portfolio – Service Class 2	Fidelity Management & Research Company Seeks to achieve capital appreciation.

Fidelity VIP Growth & Income Portfolio – Service Class 2	Fidelity Management & Research Company Seeks high total return through a combination of current income and capital appreciation.

Fidelity VIP High Income Portfolio – Service Class 2	Fidelity Management & Research Company Seeks a high level of current income, while also considering growth of capital.

Fidelity VIP Investment Grade Bond Portfolio – Service Class 2	Fidelity Management & Research Company Seeks as high a level of current income as is consistent with the preservation of capital.

Fidelity VIP Mid Cap Portfolio – Service Class 2	Fidelity Management & Research Company Seeks long-term growth of capital.

Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) (“Transamerica Advisors”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of Transamerica, serves as investment adviser to the Fund and manages the Fund in accordance with policies and guidelines established by the Fund’s Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (See “Revenue We Receive”.) We have included the ATST portfolios at least in part because they are managed by one of our affiliates, Transamerica Fund Advisers.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

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You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the Variable Account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the Variable Account. We reserve the right to transfer Variable Account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy Owners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide:	• The death benefit, cash and loan benefits under the Policy • Investment options, including premium allocations • Administration of elective options and the distribution of reports to owners

Costs and expenses we incur:

•      Costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

•      Overhead and other expenses for providing services and benefits

•      Sales and marketing expenses

•      Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees

Risks we assume:

•      That the charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

•      That the costs of providing the services and benefits under the Policies exceed the charges we deduct

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Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

When you make a premium payment, we deduct a premium expense charge equal to the premium tax rate imposed by the Owner’s resident state when we issued your Policy. State premium taxes currently range from 0.00% to 3.50% of each premium payment. After we deduct any premium expense charge, we apply the remaining amount (the net premium) to the subaccounts and the fixed account according to your allocation instructions. The premium expense charge compensates us for state premium taxes.

Monthly Deduction

We deduct a monthly deduction from the Cash Value on the Policy Date and on each Monthly Date. We will make deductions from each subaccount and the fixed account on a pro rata basis (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total Cash Value on the Monthly Date). If the value of any subaccount or the fixed account is insufficient to pay that subaccount or fixed account’s portion of the monthly deduction, we will take the monthly deduction on a pro-rata basis from all accounts. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has two components:

1.	The cost of insurance charge for the Policy; plus

2.	The monthly Policy charge, if applicable.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The rate of the charge depends on a number of variables (the Insured’s age, gender, risk class) that would cause the charge to vary from Policy to Policy and from Monthly Date to Monthly Date.

Cost of Insurance Charge

The cost of insurance charge is equal to:

•	the cost of insurance rates; multiplied by

•	the net amount at risk for your Policy on the Monthly Date.

The net amount at risk is equal to:

•	the death benefit at the beginning of the month; divided by

•	1.00247 which is a “risk rate divisor” (a factor that reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%); minus

•	the Cash Value at the beginning of the month.

We base the cost of insurance rates on the Insured’s age, gender, and risk class. The factors that affect the net amount at risk for each segment of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are based on our expectations as to future mortality experience and expenses. The actual rates we charge will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary (C.S.O.) Mortality Tables (smoker/non-smoker) and the Insured’s age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. For substandard rate classes, these rates could be higher than the rates in the C.S.O. tables. When required by state law, we use a unisex table.

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To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the Insured’s gender, attained age, and premium class determined after underwriting. The underwriting class of the Insured will affect the cost of insurance rate. We currently place Insureds into the following underwriting classes:

•	Approved-Preferred Non-Tobacco

•	Approved Non-Tobacco

•	Approved-Rated Non-Tobacco

•	Approved-Rated II Non-Tobacco

•	Approved-Preferred Tobacco

•	Approved Tobacco

•	Approved-Rated Tobacco

•	Approved-Rated II Tobacco

Insureds in substandard underwriting classes are considered to have higher mortality risks based on our underwriting standards and guidelines, and consequently are assessed higher cost of insurance rates.

Monthly Policy Charge. We assess a monthly Policy charge to compensate us for administrative expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. The monthly Policy charge includes two components:

(1)	a monthly administrative charge of $2.50 if the Cash Value at the beginning of a Policy year is less than $50,000; and

(2)	a monthly asset based charge equal to an annual rate of 0.55% of the assets in the variable account. We deduct this charge from the assets in the variable account only during the first 10 Policy years.

Daily Charge

We deduct a daily charge from your Policy’s Cash Value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy’s Cash Value in each subaccount, multiplied by

•	the daily pro rata portion of the annual mortality and expense charge rate of 0.75%.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than covers actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you fully surrender your Policy during the first 6 years following any premium payment, we deduct a surrender charge from your Cash Value and pay the remaining amount (less any outstanding loan amount) to you. The payment you receive is called the Cash Surrender Value. The surrender charge is equal to 7% of the premium(s) that was paid within 6 years of the surrender.

The surrender charge may be significant. You should carefully calculate this charge before you request a surrender. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available if you surrender your Policy in the first few years after paying a premium.

Partial Surrender Charge

You may request partial surrenders of a portion of the Cash Surrender Value; however, the entire amount surrendered in the first Policy year is subject to a 7% surrender charge. After the first Policy year, you may partially surrender amounts up to your Policy’s gain (Cash Value minus premiums paid and minus indebtedness) free of charge. We deduct a 7% surrender charge on the portion of any partial surrender that exceeds the gain and is attributable to a premium paid within 6 years prior to the partial surrender. For this purpose, we deem any gain to be withdrawn first, and then the oldest premiums in the order they were paid (i.e., first-in-first-out, or “FIFO”).

Loan Interest Charges

You may take a Fixed Account Policy Loan (secured by Cash Value held in the Loan Reserve). For this type of loan, we currently charge you an annual interest rate on a Policy loan of 4.5% (the guaranteed maximum is 6%), payable at the end of each calendar quarter or, if earlier, the date of any loan repayment, Policy lapse, surrender, Policy termination, or the Insured’s death. We also will credit the amount in the loan reserve with interest at a guaranteed minimum effective annual rate of 3%. After offsetting the 3% interest we credit, the net cost of loans currently is 1.5% annually, and is guaranteed to be no more than 3% annually.

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You also may take a Variable Interest Policy Loan (secured by Cash Value in the Fixed Account, the Variable Account, or both). We will charge interest on Variable Interest Policy Loans while such loans are outstanding. Interest on your Variable Interest Policy Loan will be payable in arrears. We may adjust the rate of interest at the end of a calendar quarter or, if earlier, the date of any loan repayment, Policy lapse, surrender, Policy termination, or the Insured’s death. The rate will not exceed the greater of: (i) the “Published Monthly Average” for the calendar month ending two months before the date on which the rate is determined; or (ii) the interest rate used to determine Cash Surrender Value in the Fixed Account under the Policy during the applicable period plus one percent per year. We will notify you of the initial interest rate to be charged on the loan at the time the loan is made.

Transfer Charge

•	We guarantee that you can make 12 transfers each year free from charge. We currently allow an unlimited number of free transfers.

•	We reserve the right to charge $10 for each transfer in excess of 12 during a Policy Year. We will not increase this charge.

•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers we effect on the Reallocation Date, and transfers due to dollar cost averaging, asset rebalancing, and loans, do not count as transfers for the purpose of assessing this charge.

Rider Charges

Accelerated Death Benefit Rider. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium equal to 3% of the premium paid for your Policy if you purchase this rider.

Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider, but we do reduce the single sum benefit by a discount factor to compensate us for expected lost income from the early payment of the death benefit.

Portfolio Expenses

The value of the net assets of each subaccount reflects the investment advisory fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. Some portfolios deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. See the portfolios’ prospectuses for further information on these fees and expenses.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•	Rule 12b-1 Fees. We and our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, receive some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by AFSG that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.40% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). We and our affiliates, including AFSG, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

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The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and AFSG
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
ATST ***	0.50%	Fidelity Variable Insurance Products Fund	0.50	%**
AIM Variable Insurance Funds	0.25%	MFS Variable Insurance Trust	0.20%

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	We receive this percentage once $100 million in fund shares are held by the subaccounts of TLIC and its affiliates.

***	Since ATST (“Series Fund”) is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant.

•	Other payments. We and our affiliates, including Transamerica Capital, Inc. (“TCI”), the wholesale distributor for the Policies, also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts are paid out of the advisers’ or sub-advisers’ own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the Policies; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2004, TCI received revenue sharing payments ranging from $1,000 to $30,000 (for a total of $316,000) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price, Morgan Keegan, American Century, Transamerica Investment Management, Fidelity, Merrill Lynch, Pacific Investment Management LLC, Van Kampen Investments, Janus Capital Management, and ING Clarion CRA.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

Redemption Fees

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your cash value. For more information on each portfolio’s redemption fee, see each portfolio’s prospectus.

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The Policy

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent owner is named, then ownership of the Policy will pass to the Owner’s estate. The principal rights an Owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment); and

•	to change the Owner of this Policy.

No designation or change in designation of an Owner will take effect unless we receive written request thereof at our Office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject; or

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the variable account’s operation; or

•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase the Policy, you must submit a completed application and an initial premium to us at our Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy, and us.

We determine the basic death benefit for a Policy based on the age of the Insured when we issue the Policy, the initial premium paid, and other characteristics of the proposed Insured(s) such as gender and risk class.

Generally, the Policy is available for Insureds between issue ages 30-80 for standard risk classes, and between issue ages 30-70 for non-standard risk classes. We use different underwriting standards (simplified underwriting, or full underwriting) in relation to the Policy. Cost of insurance rate charges for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right: (1) to modify our underwriting requirements at any time; or (2) to reject an application for any reason permitted by law. There is no insurance coverage until we complete our underwriting process and accept the application.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current Policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the

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facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Once we determine that the Insured meets our underwriting requirements, insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your premium. This date is the Policy Date. On the Policy Date, we will allocate your premium (less charges) to the fixed account. On the Reallocation Date, we will transfer your Cash Value from the fixed account to the subaccounts or maintain your Cash Value in the fixed account as you directed on your application. The Reallocation Date varies by state according to a state’s free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date.

Full insurance coverage under the Policy will take effect only if the proposed insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the initial premium is paid.

Canceling a Policy (Free-Look Period)

You may cancel a Policy during the free-look period by returning it to Transamerica at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund either (a) an amount equal to the Cash Value plus any charges we deducted, or (b) where required by state law, we will refund all premiums paid for the Policy.

Policy Features

Premiums

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your net premium to one or more subaccounts of the variable account and to the fixed account according to the following rules:

•	You must put at least 1% of each net premium in any subaccount or the fixed account you select (you can, of course, put nothing in some subaccounts or the fixed account).

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

•	You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory) at our Office.

•	Any allocation change will be effective on the date we record the change. We record the allocation change on the same day that we receive at our Office the request for the change.

•	We reserve the right to limit the number of premium allocation changes; and to limit the number of subaccount allocations in effect at any one time.

We will credit interest on your initial net premium from the date we receive payment and the necessary documents at our Office to the Reallocation Date. Interest will be credited at the current fixed account rate. Interest is guaranteed to equal at least 3% annually.

Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

On the Policy Date, we will allocate your Cash Value to the fixed account. We also allocate any net premiums we receive from the Policy Date to the Reallocation Date to the fixed account. On the Reallocation Date, we will reallocate the Cash Value in the fixed account to the subaccounts or retain it in the fixed account in accordance with the allocation percentages provided in the application. We invest all net premiums paid after the Reallocation Date at the unit value next determined after we receive the premium at our Office or at such other office as we may designate from time to time. (Please refer to the Glossary for an explanation of the Reallocation Date.)

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Premium Payments

Before we issue a Policy, you must pay an initial premium equal to at least $10,000. Thereafter, you may pay premiums at any time and in any amount of $5,000 or more. However, because most additional premium payments will increase the death benefit, we will require additional underwriting for most additional premium payments.

Your Policy’s schedule page will show the maximum additional premium you can pay during the first two Policy Years without additional underwriting. As indicated below, it is the Company’s policy to use simplified issue underwriting for these Policies. However, the Company reserves the right to impose full underwriting on future premium payments. If we return a portion of your premium based on the maximum premium amount, we will not allow you to make additional premium payments until they are allowed by the maximum premium limitations. We reserve the right to modify our premium limitations at any time. You make all premium payments to our Office or to one of our authorized agents.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the Insured reaches age 100), or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment, or (3) we receive your signed request to surrender the Policy.

The type of underwriting you qualify for depends upon the amount of premium paid at issue.

Transfers

General

You may make transfers from (i.e., out of) the subaccounts or from the fixed account. If you give telephone transfer privileges to your registered representative, you will be bound by any transfers he/she makes. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request at our Office. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy Year.

•	You may request transfers in writing by sending a Written Notice to our Office or by telephone.

•	For transfers out of the fixed account, you may not transfer more than 25% of the value in the fixed account (not including amounts securing Policy loans), or $1,000 (whichever is greater). If the balance after the transfer is less than $1,000, we will transfer the entire amount in the fixed account. We allow only one transfer out of the fixed account every 12 months.

•	If you have an outstanding Policy Loan, which exceeds 50% of the policy’s Cash Surrender Value, transfers out of the Fixed Account will be limited such that the balance remaining in the Fixed Account is no less than two times the excess of your Policy Loan minus 50% of the Cash Surrender Value.

•	We may deduct a $10 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers we effect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

•	We process transfers based on the unit values next determined after we receive your request (which is at the end of the Valuation Date during which we receive your request).

We will process any transfer order we receive at our Office before the New York Stock Exchange (“NYSE”) closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-525-6205.

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Please note the following regarding telephone transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses from unauthorized or fraudulent instructions.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	We may also require written confirmation of your order.

•	If you do not want the ability to make telephone transfers, you should notify us in writing at our Office.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our Offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

In addition, you should protect your personal identification number (PIN) because self-service options will be available to your agent and anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions is you or one authorized by you.

Disruptive Trading and Market Timing

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.

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Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

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Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and other programmed, large, frequent, or short-term transfers. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging

When purchasing a Policy, you may elect to participate in a dollar cost averaging program through which you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account (“DCA Fixed Account”). Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantees that dollar cost averaging will result in a profit or protect you against loss.

We will transfer money out of the DCA Fixed Account in equal installments over a specified period of 6 months (or other periods available at issue) and place it in the subaccounts according to your instructions. Transfers from the DCA Fixed Account are not restricted by the requirements limiting transfers from the Fixed Account when there is an outstanding Variable Interest Policy Loan.

Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We credit interest on the declining balance in the DCA Fixed Account. We may credit different interest rates for dollar cost averaging programs of varying time periods. If you discontinue the dollar cost averaging program before its completion, then the interest credited on amounts in the DCA Fixed Account may be adjusted downward, but not below the minimum guaranteed effective annual interest rate of 3%.

There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.

Dollar cost Averaging will Terminate if:

•      we receive your request to cancel your participation;

•      the value in the DCA Fixed Account is depleted;

•      you elect to participate in the asset rebalancing program; or

•      you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

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Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically transfer amounts periodically to maintain a particular percentage allocation among the subaccounts. Cash Value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. The asset rebalancing program will transfer Cash Value from those subaccounts that have increased in value to those subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses. Cash Value in the fixed account and the DCA Fixed Account are not available for this program.

To participate in the asset rebalancing program:	• you must complete an asset rebalancing request form and submit it to us at our Office before the maturity date • you must have a minimum Cash Value in all subaccounts of $10,000.

You may elect for asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form at our Office, we will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy’s current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy year. You can begin or end this program only once each Policy year. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Asset rebalancing will cease if:

•      you elect to participate in the DCA Fixed Account;

•      we receive your request to discontinue participation;

•      you make a transfer to or from any subaccount other than under a scheduled rebalancing (not including transfers in connection with loans); or

•      you elect to participate in any asset allocation services provided by a third party.

Policy Values

Cash Value

•      varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

•      serves as the starting point for calculating values under a Policy;

•      equals the sum of all values in the fixed account (including any amounts held in the fixed account to secure any loans) and in each subaccount of the Variable Account;

•      is determined on the Policy Date and on each Valuation Date; and

•      has no guaranteed minimum amount (except for amounts allocated to the fixed account) and may be more or less than premiums paid.

Growth Accelerator

At the end of each month, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

Cash Value is greater than 200% of the total premiums paid; and

Cash Value exceeds $50,000.

We will allocate the additional interest to the Variable Account and the fixed account on a pro-rata basis. We guarantee to credit the monthly interest (0.04167% multiplied by the Cash Value at the end of each month); however, the Policy needs to be requalified to meet the specified requirements on a year-to-year basis. There is no charge for this benefit.

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Cash Surrender Value

The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request at our Office.

Cash Surrender Value on any Valuation Date equals:	• the Cash Value as of such date; minus • any surrender charge as of such date; minus • any outstanding Policy loans; minus • any interest you owe on the Policy loans.

Subaccount Value

Each subaccount’s value is the Cash Value in that subaccount. At the end of any Valuation Period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any Valuation Date equals:

•      the initial units purchased at the unit value on the Policy Date; plus

•      units purchased with additional net premiums; plus

•      units purchased via transfers from another subaccount or the fixed account (including transfers from the loan account); plus

•      units purchased via growth accelerator, if any; minus

•      units redeemed to pay for monthly deductions; minus

•      units redeemed to pay for partial surrenders; minus

• units redeemed as part of a transfer to another subaccount or the fixed account (including the loan account); minus

• units redeemed to pay any partial surrender charges and any transfer charges.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation or transfer by the unit value for that subaccount next determined at the end of the Valuation Period in which the allocation or transfer request is received at our Office.

Unit Value

We determine a unit value for each subaccount to reflect how investment results affect the Policy values. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any subaccount at the end of a Valuation Period is calculated as:

•      the total value of the assets held in the subaccount, determined by multiplying the number of shares of the designated portfolio owned by the subaccount times the portfolio’s net asset value per share; minus

•      a charge equal to the daily net assets of the Subaccount multiplied by the daily pro rata portion of the annual rate for the Daily Charge; minus

•      the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

•      the number of outstanding units in the subaccount.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period.

Therefore, we will process any transfer request we receive at our Office after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

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Fixed Account Value

On the Policy Date, the fixed account value is equal to the net premiums allocated to the fixed account, less the portion of the first monthly deduction taken from the fixed account.

The fixed account value at the end of any Valuation Period is equal to:

•      the net premium(s) allocated to the fixed account; plus

•      any amounts transferred to the fixed account (including amounts transferred to the loan account); plus

•      interest credited to the fixed account; plus

•      amount credited via growth accelerator, if any; minus

•      amounts charged to pay for monthly deductions; minus

• amounts withdrawn or surrendered from the fixed account; minus

• amounts transferred from the fixed account (including the loan account) to a subaccount.

Death Benefit

Death Benefit

While the Policy is in force and if no loan is outstanding when the Insured dies, then, the death benefit is the greater of:

(1)	the Basic Death Benefit; or

(2)	the Guaranteed Minimum Death Benefit (“GMDB”).

•	Basic Death Benefit: The Basic Death Benefit is the minimum amount that must be payable at the Insured’s death, before reduction for any outstanding loans, for the Policy to be treated as life insurance under the Internal Revenue Code. We determine the Basic Death Benefit by dividing the Cash Value by the net single premium. The net single premium is the amount of premium needed to provide a paid up death benefit of $1.00, assuming the guaranteed cost of insurance charges, a 4% interest rate, and mortality as set forth in the “Commissioners 1980 Standard Ordinary Mortality Table.” The Basic Death Benefit will change monthly, or as of the date of death, due to changes in the Cash Value. The net single premium will change annually. Only the Basic Death Benefit is paid if there is an outstanding Policy loan when the Insured dies.

•	Guaranteed Minimum Death Benefit: Until the Insured’s age 75, the GMDB is the greater of premiums paid (less partial surrenders) or the highest Cash Value on a Policy anniversary (adjusted for subsequent partial surrenders). At age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders. If you take a partial surrender, the GMDB is reduced on a “dollar for dollar” basis. If you have an outstanding Policy loan, the GMDB will terminate. If you have an outstanding Policy loan when the Insured dies, the death benefit proceeds will be based on the Basic Death Benefit. However, if you repay the Policy loan before the Insured dies, we will reinstate the GMDB.

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our Office of satisfactory proof of the Insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options.

Death Benefit Proceeds equal:

•      the death benefit (described above); minus

•      any past due monthly deductions; minus

•      any outstanding Policy loan on the date of death; minus

•      any interest you owe on the Policy loan(s), minus

•      any payments under the Accelerated Death Benefit Rider (see below).

If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum only if required by applicable state law, from the date we receive due proof of the Insured’s death to the date we make payment.

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The Specified Amount shown in the hypothetical illustrations in this prospectus and on the policy schedule page of your Policy is the Basic Death Benefit on the Policy Date.

Accelerated Death Benefit Rider

You may exercise the simplified issue Accelerated Death Benefit Rider for long-term care, if such rider was purchased with the Policy. The Accelerated Death Benefit accelerates payment of a portion of the death benefit under the Policy that may be payable monthly to the Owner as reimbursement of certain actual charges incurred by the Insured for long-term care. The Insured becomes eligible for benefits under the Accelerated Death Benefit Rider by being certified as a chronically ill individual and by being confined to a nursing or assisted living facility, or by receiving home health care from a home health agency or adult or adult day care in an adult day care center. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium which is equal to 3% of the life insurance premium paid for your Policy if you purchase the optional Accelerated Death Benefit Rider.

The death benefit under the Policy will be reduced by the amount paid under the Accelerated Death Benefit Rider. If the Insured dies while the Policy is in force and while benefits under the rider are being paid, the remaining death benefit proceeds will be paid to the beneficiary and no further payments under this rider will be made to you. However, if the entire death benefit proceeds are paid under the terms of the rider prior to the Insured’s death, the Policy will terminate and there will be no death benefit payable upon the Insured’s death.

Benefits under the Accelerated Death Benefit Rider are not intended to be considered taxable income to you. However, benefits paid under this rider may be considered taxable income to you. We urge you to consult your personal tax advisor or attorney on specific points of interest to you.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available on request from our Office.

Terminal Illness Accelerated Death Benefit Rider

You may exercise the single sum Terminal Illness Accelerated Death Benefit if the Insured has been diagnosed with a terminal condition (a disease or injury that is expected to result in death within 12 months).

The Terminal Illness Accelerated Death Benefit equals the present value of a portion of the death benefit elected by the Owner, up to a maximum of 100% of the death benefit, less any indebtedness (Policy loan plus accrued interest) under the Policy. At the time of payment of the Terminal Illness Accelerated Death Benefit, we will provide you with revised specification pages, which reflect the reduction of values and benefits. The Terminal Illness Accelerated Death Benefit can be elected only once. The rider will terminate when the benefit is paid.

We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. Benefits under the Terminal Illness Accelerated Death Benefit Rider are not intended to be considered taxable income to you. However, benefits paid under this rider may be considered taxable income to you. We urge you to consult your personal tax advisor or attorney.

Full and Partial Surrenders

Full Surrenders

You may send a Written Notice to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your Written Notice.

Full Surrender Conditions:

•      The Insured must be alive and the Policy must be in force when you make your Written Notice. A surrender is effective as of the date when we receive your Written Notice. We may require that you return the Policy.

• You will incur a surrender charge of 7% of any premium payments made within 6 years before the surrender.

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•      Written Notice to surrender a Policy that are received at our Office before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive Written Notice after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

• Once you surrender your Policy, all coverage and other benefits under it cease.

• We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

Surrendering the Policy may have adverse tax consequences. See Federal Tax Considerations—Tax Treatment of Policy Benefits.

Partial Surrenders

You may request a partial surrender of a portion of your Cash Value subject to certain conditions.

•	You must make your partial surrender request to us in writing.

•	You must request at least $500.

•	You may withdraw up to the Policy’s gain (Cash Value minus premiums) free of charge after the first Policy year.

•	At least $5,000 of Cash Surrender Value must remain in the Policy after the partial surrender.

•	We assess a surrender charge equal to 7% of the whole amount surrendered in the first Policy year.

•	We assess a surrender charge equal to 7% of the portion of any partial surrender after the first Policy year that exceeds the gain and is attributable to a premium payment made within 6 years before the partial surrender.

•	We deduct the surrender charge from the remaining Cash Value.

You can specify the subaccount(s) and fixed account from which to make the partial surrender; otherwise we will deduct the amount (including any partial surrender charge) from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

•	If you have an outstanding Variable Interest Policy Loan which exceeds 50% of the Cash Surrender Value – and your partial surrender causes your fixed account (excluding any DCA amounts) to fall below two times the excess of your Variable Interest Policy Loan minus 50% of the Cash Surrender Value, we then must secure all or a portion of your Policy loan by automatically transferring the required amount from your Cash Value held in the Variable Account to the fixed account or you cannot make the partial surrender.

•	If you have an outstanding Fixed Account Policy Loan your Policy loan has already been secured by your Cash Value held in the loan reserve in the fixed account and you can make a partial surrender of up to the amount remaining in the Cash Surrender Value for the policy, subject to the rules outlined above.

•	We will process the partial surrender at the unit values next determined after we receive your request.

•	We generally will pay a partial surrender request within seven days after the Valuation Date when we receive the request.

Partial surrenders may have adverse tax consequences. See Federal Tax Considerations—Tax Treatment of Policy Benefits.

Loans

General

While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

To request a Policy loan, you must complete our Policy Loan Request Form and send it to our Office. We cannot process your request until you have completed all items on that form.

A Policy loan affects the Policy because we reduce the death benefit proceeds and Cash Surrender Value under the Policy by the amount of any outstanding Policy loan plus interest you owe on the Policy loans. Repaying the Policy loan causes the death benefit proceeds and Cash Surrender Value to increase by the amount of the repayment.

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There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding Policy loans, are not achieved. If the Policy is a Modified Endowment Contract (“MEC”), the Policy loan will be treated as a distribution from the Policy for federal income tax purposes to the extent of gain in the Policy. A Policy loan may also have possible adverse tax consequences that could occur if a Policy is surrendered or lapses with Policy loans outstanding, whether or not the Policy is a MEC.

Fixed Account Policy Loan

Collateral:

You may take a Fixed Account Policy Loan against the Policy for amounts from $500 up to 90% of the Cash Value net of any surrender charge, minus outstanding loans and any interest you owe. To secure the Fixed Account Policy Loan, we transfer an amount equal to the loan from the Variable Account and the fixed account to the loan account, which is a part of the fixed account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account. We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $500, and must be clearly marked as “loan repayments” or they will be credited as premiums if they meet minimum premium requirements. Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Variable Account according to your current premium allocation schedule.

We deduct any unpaid loans from the Cash Surrender Value and death benefit proceeds payable on the Insured’s death. If any unpaid loan, including interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value to become zero, then your Policy will enter a 61-day grace period.

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a loan is outstanding. Instead the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy loans are repaid before Insured’s death.

Interest Rate:

We currently charge you an interest rate of 4.50% (the guaranteed maximum is 6%) per year on your loan. Interest is due and payable at the end of each calendar quarter, or, if earlier, on the date of any loan repayment, Policy lapse, surrender, Policy termination, or the Insured’s death. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly. We reserve the right to change the interest rate on any new and existing loans. However, the interest rate will never be raised above the guaranteed rate of 6%.

This Fixed Account Policy Loan provision may not be available in all states.

Variable Interest Policy Loan

You may take a Variable Interest Policy Loan against the Policy while it is in force. The amount of your Policy loan may not be greater than 90% of the Cash Value of the Policy less the applicable Surrender Charge as of the date of the Policy loan request, less any outstanding loan amount. The outstanding loan amount is the total Policy loan payoff amount, including accrued loan interest and any new loan(s). The minimum amount of any Policy loan request is $500. Our Policy loan review procedure generally results in making a Policy loan within 7 days after review of the request. However, in certain circumstances, we may be required to defer making a Policy Loan for not more than six (6) months after the Policy loan request is made.

The loan date is the date that we process your Policy loan request. The Policy loan may be repaid at any time while the Policy is in force.

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Collateral:

The Policy is the only collateral that we require for your Variable Interest Policy Loan. The Cash Value of the Policy becomes the collateral for the repayment of the Policy loan. For a Policy loan of up to 50% of the Cash Value of the Policy, you may choose to have the collateral in the fixed account, the Variable Account or both the fixed and Variable Accounts. For a Policy loan greater than 50% of the Cash Surrender Value of the Policy, an amount of collateral must remain in the fixed account equal to two times the portion of the Policy loan that exceeds 50% of the Cash Surrender Value of the Policy. If the amount in the fixed account is not sufficient to meet this requirement, the additional amount necessary will be transferred automatically from the Variable Account to the fixed account on a pro-rata basis, according to your existing fund allocation instructions.

We will reevaluate Policy values whenever any of the following occurs:

•	A new Policy loan or an addition to an existing Policy loan is taken;

•	A partial withdrawal is processed;

•	A benefit is paid under the Acceleration of Death Benefit Rider; or

•	A transfer is made from the fixed account to the Variable Account.

We will not automatically transfer amounts from the fixed account to the Variable Account. You may request a transfer from the fixed account to the Variable Account within 30 days after a Variable Interest Policy Loan repayment. A transfer to the Variable Account following a Policy loan repayment may be for any amount up to the amount of the repayment. No transfer to the Variable Account will be permitted to the extent that such transfer would result in the fixed account being less than the required amount.

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a loan is outstanding. Instead, the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy loans are repaid before Insured’s death.

Interest Rate:

We will charge interest on the Policy Loan while it is outstanding. We may adjust the rate of interest at the end of a calendar quarter. The rate will not exceed the greater of (i) the “Published Monthly Average” for the calendar month ending two months before the date on which the rate is determined; or (ii) the interest rated used to determine cash surrender value in the fixed account under the Policy during the applicable period plus 1% per year. The “Published Monthly Average” is Moody’s Corporate Bond Yield Average – Monthly Average Corporates as published by Moody’s Investors Service, Inc., for the calendar month ending two months before the date on which the maximum rate is to be determined. (In the event that the Moody’s Corporate Bond Yield Average – Monthly Average Corporates is no longer published, a substantially similar average, established by regulation by the Iowa Commissioner of Insurance will be instituted.)

We will notify you of the initial interest rate to be charged on the loan at the time a Policy loan is made. We will notify you in advance of any change in the interest rate applicable to any existing Policy loan(s). Interest on your Policy loan is payable in arrears. Interest is due at the end of each calendar quarter or, if earlier, on the date of any loan repayment, Policy lapse, surrender, Policy termination, or the Insured’s death. Any interest not paid when due will be added to the Policy loan at the end of each calendar quarter.

This Variable Interest Policy Loan provision may not be available in all states.

Policy Lapse and Reinstatement

Lapse

If you have no outstanding Policy loans, then we guarantee that your Policy will not lapse, regardless of investment performance. If you do have an outstanding loan, then certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient payment to keep your Policy in force:

•	If you have an outstanding Policy loan and your Policy’s Cash Surrender Value becomes zero (or negative), then the Policy will enter a 61-day grace period.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the

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end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans.

Reinstatement

You may not reinstate your Policy if it lapses unless we issued your Policy in a state which requires that the Policy include a reinstatement provision. If your Policy was issued in a state which requires that the Policy include a reinstatement provision, then you may request a reinstatement of a lapsed Policy within five years of the date of lapse (and prior to the Maturity Date). To reinstate a Policy, you must:

•	submit Written Notice requesting reinstatement;

•	provide evidence of insurability that is satisfactory to us; and

•	make a premium payment that is large enough to cover the sum of:

•	the monthly deductions not previously paid during the grace period, plus

•	$10,000.

We will not reinstate any outstanding loans (including interest you owe). The amount in the loan account on the reinstatement date will be zero. Your Cash Surrender Value on the reinstatement date will equal the premium you pay at reinstatement minus the sum of:

(1)	monthly deductions to cover the grace period;

(2)	one additional monthly deduction; and

(3)	any surrender charge.

The reinstatement date for your Policy will be the monthly date on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

Federal Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (“Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over variable account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

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In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The Policy will generally be classified as a MEC, although some policies issued in exchange for life insurance policies are not. You should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be treated as if it were a distribution at that time. The tax consequences associated

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with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Investment in the Policy. Your investment in the Policy is generally the sum of premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally non-taxable and not subject to withholding.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative tax, if the Policy Owner is subject to that tax.

Accelerated Death Benefit Rider. We believe that the benefits received under this rider will generally be excludible from gross income, except in certain business contexts. However, taxability of the benefits can also be affected by other factors such as the amount of other long-term care insurance on the Insured. You should consult a tax advisor about the consequences of adding this rider to your Policy.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Plans. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

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Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Extending the Maturity Date

You may request to extend the Maturity Date for your Policy. You must make your request in writing and we must receive it at our Office at least 90 days, but no more than 180 days, before the scheduled Maturity Date. After you extend the Maturity Date, we will automatically extend your Maturity Date every year unless you direct us in writing to do otherwise. Interest on any outstanding Policy loan will continue to accrue during the period for which the Maturity Date is extended.

The Cash Value at the Maturity Date will be equal to the death benefit, less any indebtedness. If you choose to extend the Maturity Date, the Cash Value will continue to earn interest and no monthly deductions will be deducted from the Cash Value.

The tax consequences of continuing a Policy beyond the Insured’s age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, partial surrender, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); or

•	the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

We have the right to defer payments of amounts from the fixed account for up to six (6) months.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, or payments under a payment option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, full or partial surrenders, loans or death benefits until instructions are received from the appropriate regulators. If a Policy or account is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We also may be required to provide additional information about you or your account to government regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

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No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

• the Maturity Date (Insured’s age 100)	• the end of the grace period without a sufficient payment

• the date the Insured dies	• the date you surrender the Policy

Riders

The following riders are available under the Policy. You must elect to add a rider to your Policy. Each of the following riders may be subject to certain limitations, and may not be available in all states. There may be charges associated with each of these riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details about these riders.

Adding riders to an existing Policy or canceling them may have tax consequences. You should consult a tax advisor before doing so.

•	The Accelerated Death Benefit Rider accelerates payment of a portion of the death benefit under the Policy that may be payable monthly to the Owner as reimbursement of certain charges incurred by the Insured for long-term care.

•	The Terminal Illness Accelerated Death Benefit Rider allows the Owner to elect to receive a portion of the death benefit proceeds under the Policy in a single sum benefit if, while the Policy is in force, the Insured has been diagnosed with a terminal condition that is expected to result in death within 12 months.

Additional Information

Sale of the Policies

Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We may reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.) AFSG has an arrangement with Transamerica Capital, Inc. (“TCI”) (also an affiliate) to act as distributor for the Policies. TCI markets the Policies through the banking channel and serves as the wholesaler to national brokerage firms, regional and independent broker-dealers and independent financial planners.

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Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at the selling firms. We also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to the policies that have already been purchased. The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is approximately 7% of premiums.

To the extent permitted by NASD rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Firms. Our parent company provides paid-in capital to AFSG and pays the cost of AFSG’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Our parent company also pays for a portion of TCI’s operating and others expenses by providing TCI with a percentage of total commissions paid on sales of our policies and by providing TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

Revenue Sharing Paid to Selected Selling Firms. TCI, in connection with the sales of the Policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies and other criteria. For instance, in 2004, TCI, in connection with the sales of our Policies, made flat fee payments to several selling firms ranging from $3,500 to $262,500, and payments of between .04% and .40% on new sales. TCI also paid selling firm’s special fees based on new sales and/or assets under management.

During 2004, we and/or TCI had entered into such “preferred product” arrangements with 24 selling firms. These firms were:

Atlas Securities	Cannex Financial Exchanges	Capital Financial Services
Centaurus Financial	Hanson McClain/Securities America	Harbour Investments
Huntington Investments	Leonard & Company	Lincoln Financial Advisers
LPL Financial	MacDonald Investments	Merrill Lynch
NFP Securities	Prospera Financial	Prudential Securities
Questar Financial	Raymond James Financial	Securities America
Smith Barney	Stanford Group	Stifel Nicholas
UBS Financial Services	US Bancorp Piper Jaffray

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During 2004, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to the top 10 selling firms (in terms of amounts received):

Name of Firm	Amount Paid in 2004
Merrill Lynch	$262,500.00
Huntington Investments	$50,000.00
Raymond James Financials	$34,455.79
LPL Financial	$32,034.06
Lincoln Financial Advisers	$31,185.99
NFP Securities	$30,000.00
Securities America	$20,403.00
Centaurus Financial	$17,500.00
Questar Financials	$10,800.00
Atlas Securities	$7,575.36

Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Associate Policies

The Policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their spouse or minor children. In such a case, Transamerica may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs Transamerica experiences on those purchases. The credit will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. Transamerica may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the variable account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, or AFSG’s ability to perform under its principal underwriting agreement, or on Transamerica’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica and the Variable Account are included in the SAI.

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Table of Contents of the Statement of Additional Information

Glossary
The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Additional Information
Payment Options
Additional Information about Transamerica and the Variable Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sales of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements
Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Date in Advertising Sales Literature
Transamerica’s Published Ratings

Legacy Builder Variable Life Separate Account
Transamerica Life Insurance Company

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Glossary

Cash Value

The sum of your Policy’s value in the subaccounts and the fixed account (including amounts held in the fixed account to secure any Fixed Account Policy Loans).

Cash Surrender Value

The amount we pay when you surrender your Policy. It is equal to: (1) the Cash Value as of the date of surrender; minus (2) any surrender charge; minus (3) any outstanding Policy loan; minus (4) any loan interest you owe.

Death benefit proceeds

The amount we will pay to the beneficiary when we receive proof of the Insured’s death. We will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

Fixed Account Collateral

The Cash Value held in the Loan Reserve of the Fixed Account that is used to secure a Fixed Account Policy Loan.

Fixed Account Policy Loan

A Policy Loan secured by the Cash Value held in the Loan Reserve, which is part of the Fixed Account.

Initial premium

The amount you must pay before insurance coverage begins under the Policy. Your Policy’s schedule page shows the initial premium. It must be at least $10,000.

Insured

The person whose life is insured by the Policy.

Lapse

If the Policy has an outstanding loan and it does not have enough Cash Value to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on the loan(s)), the Policy will enter a 61-day grace period. The Policy will lapse (terminate without value) if you do not make a sufficient payment by the end of a grace period.

Maturity Date

The Policy anniversary when the insured reaches age 100 and life insurance coverage under the Policy ends. You may elect to continue the Policy beyond Insured’s age 100 under the extended maturity provision. However, the extended maturity provision may not be available in all states.

Monthly Date

This is the same day of each month as the Policy Date. If there is no Valuation Date in a calendar month that coincides with the Policy Date, the Monthly Date is the next Valuation Date. On each Monthly Date, we determine Policy charges and deduct them from the Cash Value.

Monthly Deduction

The amount we deduct from the Cash Value each month. The monthly deduction includes the cost of insurance charge, and any monthly charge to cover administrative expenses.

Net Premium

The amount we receive as premium, less the premium expense charge.

Office

Our administrative and service office is Financial Markets Division, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183; or 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The telephone number is 1-800-525-6205

Owner (you, your)

The person entitled to exercise all rights as Owner under the Policy.

Policy Date

The date when we complete our underwriting process, full life insurance coverage goes into effect, we issue the Policy, and we begin to deduct the Monthly Deductions. Your Policy’s schedule page shows the Policy Date. The free look period begins on the Policy Date. We measure Policy months, years, and anniversaries from the Policy Date.

Premiums

All payments you make under the Policy other than loan repayments.

Reallocation Date

The date shown on the Policy schedule page when we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The Reallocation Date varies by state according to a state’s free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date.

36

Subaccount

A subdivision of the Separate Account VUL-A. We invest each subaccount’s assets exclusively in shares of one investment portfolio.

Surrender

To cancel the Policy by signed request from the Owner.

Valuation Date

Each day that both the New York Stock Exchange and Transamerica Life Insurance Company are open for business, except for any days when a subaccount’s corresponding investment portfolio does not value its shares. As of the date of this prospectus, there are no days when both the New York Stock Exchange and Transamerica are open for business and an investment portfolio does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each Valuation Date) on one Valuation Date and continuing to the close of business on the next Valuation Date.

Variable Account

Separate Account VUL-A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Variable Interest Policy Loan

A Policy Loan secured by the Cash Value held in the Variable Account, the Fixed Account or both the Fixed and Variable Accounts.

We, Us, Our (Transamerica)

Transamerica Life Insurance Company.

Written Notice

The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Office.

37

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy Values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, Cash Surrender Value and Cash Value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the Insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or Policy Value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our Office at:

Transamerica Life Insurance Company

P.O. Box 3183

Cedar Rapids, Iowa 52406-3183

1-800-525-6205

(Monday – Friday from 8.00 a.m. – 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.

AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-86231/811-9115

38

PART A

INFORMATION REQUIRED IN A PROSPECTUS

FOR INHERITANCE BUILDER PLUS

PROSPECTUS

May 1, 2005

Transamerica Life Insurance Company is offering Inheritance Builder Plus (the “Policy”), the flexible premium variable life insurance policy described in this prospectus. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.

You can allocate your Cash Value to:

•	the Separate Account VUL-A (the “variable account”), which invests in the portfolios listed on this page; or

•	a fixed account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the variable account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the Policies and the portfolios:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goals

•	are subject to risks, including loss of the amount invested.

The Policy generally will be a “modified endowment contract” for federal income tax purposes. This means all loans, surrenders and partial surrenders are treated first as distributions of taxable income, and then as a return of basis. All these distributions generally are subject to a 10% penalty tax if taken before you reach 59 ½.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Inheritance Builder Plus

Flexible Premium Variable Life

Insurance Policy

issued by

Separate Account VUL-A

And

Transamerica Life Insurance Company

4333 Edgewood Road NE

Cedar Rapids, Iowa 52499

(800) 525-6205

The available portfolios are:

•	AEGON/Transamerica Series Trust – Service Class

Asset Allocation – Conservative Portfolio

Asset Allocation – Moderate Portfolio

Asset Allocation – Moderate Growth Portfolio

Asset Allocation – Growth Portfolio

Transamerica Money Market

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

i

Policy Benefits/Risks Summary

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Inheritance Builder Plus is a flexible premium variable life insurance policy. The Policy gives you the potential for long-term insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s Cash Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial surrenders).

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first six (6) Policy years.

•	Fixed Account. You may place money in the basic fixed account where it earns interest at an annual rate of at least 3%. We may declare a higher rate of interest, but we are not obligated to do so. The fixed account is part of our general account.

•	Variable Account. You may allocate the money in your Policy to any of the subaccounts of the Variable Account. We do not guarantee any money you place in the subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Flexible Premiums

•	You can select a premium payment plan, but you are not required to pay premiums according to the plan. You can vary the frequency and amount, and can skip premium payments. We will not accept any premiums after the Insured reaches age 100. In general, the minimum initial premium is $10,000, and the minimum additional premium is $5,000.

•	Once we issue your Policy, the free look period begins. The free look period is the period when you may return the Policy and receive a refund. The length of the free look period and amount of the refund varies by state. The front cover of your Policy shows the applicable free look period.

Variable Death Benefit

•	While the Policy is in force, the death benefit is the greater of: (1) the Basic Death Benefit; or (2) the Guaranteed Minimum Death Benefit (“GMDB”).

•	Basic Death Benefit: The Basic Death Benefit is equal to the Cash Value divided by the net single premium. The net single premium is calculated using guaranteed cost of insurance charges with a 4% interest rate. The Basic Death Benefit will change monthly due to changes in the Cash Value. The net single premium will change annually. We will reduce the death benefit proceeds by any outstanding loan, any accrued loan interest, and any monthly deductions due.

•	Guaranteed Minimum Death Benefit: The GMDB is the greater of premiums paid or highest Cash Value on a Policy anniversary before the Insured’s age 75 (both adjusted for partial surrenders). At the Insured’s age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders. If the Policy has an outstanding loan, the GMDB will not apply. The death benefit will be the Basic Death Benefit. The GMDB will be reinstated, however, if the Policy loan is fully repaid.

•	Under current tax laws, the death benefit generally should be U.S. income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	The Owner may exercise the Accelerated Death Benefit Rider for long-term care, if such rider was purchased with the Policy. The Accelerated Death Benefit Rider accelerates payment of a portion of the Death Benefit under the Policy that may be payable monthly to the Owner as reimbursement of actual charges incurred by the Insured for long-term care. We believe the benefit paid under this rider is generally not subject to tax. However, various factors such as certain business uses of the rider or the amount of other long-term care insurance on the Insured may cause the benefit to be taxable. You should consult your tax advisor.

•	You may also exercise the Terminal Illness Accelerated Death Benefit Rider, if the Insured has been diagnosed with a terminal condition (a disease or injury that is expected to result in death within 12 months). There is no charge for the Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor.

1

No Lapse Guarantee

•	If you have no outstanding loans, then we guarantee that your Policy will never lapse. If you have an outstanding loan, your Policy will enter a 61-day grace period whenever the loan amount exceeds the Cash Value minus any surrender charge. The loan amount is the total amount of all outstanding Policy loans, including principal and interest due. In addition, if a Policy loan is outstanding, then your Policy will enter a 61-day grace period whenever the Cash Surrender Value on any Monthly Date is insufficient to cover the monthly deductions then due. If either occurs, then your Policy will terminate without value unless you make a sufficient payment during the grace period.

Cash Value

•	Cash Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and the death benefit.

•	Growth Accelerator: At the end of each month in any Policy year, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

•	Cash Value is greater than 200% of the total premiums paid; and

•	Cash Value exceeds $50,000.

Transfers

•	Each year, you may make an unlimited number of transfers of Cash Value from the subaccounts and the fixed account. However, if you have an outstanding Variable Interest Policy Loan, certain transfers between the Variable Account and the fixed account may be restricted.

•	Transfers from the fixed account each Policy year may not exceed the greater of:

•	25% of the amount in the fixed account; or

•	$1,000.

•	We may charge $10 for the 13th and each additional transfer during a Policy year.

•	Dollar Cost Averaging and Asset Rebalancing programs are available at no additional cost.

•	We may impose restrictions on, or even eliminate the transfer privilege. For a discussion of the risks that can result from programmed, large, frequent, or short-term transfers, see our Statement of Policy on Disruptive Trading and Market Timing on page 15.

Loans

•	You may take a loan against the Policy for any amount from $500 up to 90% of the Cash Value net of surrender charge, minus any outstanding loans and interest you owe.

•	We currently charge interest on your Fixed Account Policy Loan at an annual rate of 4.5% (maximum rate of 6%). The rate of interest charged on the Variable Interest Policy Loan is adjusted each calendar quarter, subject to certain limits. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.

•	You may take a Fixed Account Policy Loan (secured by the Cash Value held in the loan reserve of the fixed account), or a Variable Interest Policy Loan (secured by the Cash Value in the fixed account, the Variable Account or both ) as set forth by the provisions of your Policy.

•	Because the Policy is intended to be purchased with a single premium, it will likely be considered a Modified Endowment Contract (“MEC”). As a result, federal income taxes and a penalty tax may apply to loans you take against the Policy. If the Policy is not a MEC, Policy loans will not be taxable when taken, but could have adverse tax consequences on the surrender or lapse of the Policy.

•	The “no lapse guarantee” does not apply if there is an outstanding loan.

Partial Surrenders and Full Surrenders

•	Partial Surrender. You may make a written request to withdraw part of the Cash Surrender Value, subject to the following rules:

•	you must request at least $500 and the remaining Cash Surrender Value following a withdrawal may not be less than $5,000.

•	During the first Policy year, any amount you surrender is subject to a 7% surrender charge. After the first Policy year, you may surrender amounts up to your Policy’s gain (Cash Value minus premiums paid and minus indebtedness) free of charge. We impose a 7% surrender charge on the portion of any surrender that exceeds the gain in the Policy and is attributable to a premium paid within the six years prior to the surrender.

•	A partial surrender automatically causes a pro-rata reduction in the death benefit.

•	A partial surrender reduces the Cash Surrender Value, so it will increase the risk that the Policy will lapse.

•	Full Surrender. At any time while the Policy is in force, you may make a written request to surrender your Policy. Life insurance coverage will end. You will receive the Cash Surrender Value (that is, the Cash Value minus any surrender charge, and minus any outstanding loan amount including any accrued interest).

•	Federal income taxes may apply to partial surrenders and full surrenders. If the Policy is a MEC, a penalty tax may also apply.

2

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Cash Value in one or more subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value unless you pay additional premiums. If you select the fixed account, then we credit your Cash Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If you do not have an outstanding loan, we guarantee that your Policy will never lapse (terminate without value), regardless of investment performance. If you have an outstanding loan and your Cash Surrender Value becomes zero, or if on a Monthly Date the Cash Surrender Value is insufficient to cover the entire monthly deduction then due, then the Policy will enter a 61-day grace period.

Whenever your Policy enters the grace period, your Policy will lapse, insurance coverage will no longer be in effect, and you will receive no benefits unless you pay additional premiums. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans. You might not be able to reinstate a policy that has lapsed (depending on applicable state law). A Policy lapse may have adverse tax consequences.

If you have an outstanding Policy loan and make a partial surrender, you will increase the risk of lapse. Before you take a Policy loan or make a withdrawal, you should carefully consider the effect your actions will have on the no lapse guarantee.

Tax Risks

We anticipate that the Policy should be deemed a life insurance contract under federal tax law and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, there is some uncertainty in this regard. The Policy generally will be treated as a MEC under federal tax laws (except in some cases for a Policy issued in exchange for another life insurance policy that was not a MEC). If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, if the Policy is a MEC, a 10% penalty tax may be imposed on the taxable portion of surrenders, partial surrenders, and loans taken before you reach age 59½. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan affects the death benefit because a loan reduces the death benefit proceeds and Cash Surrender Value by the amount of the outstanding loans, plus any interest you owe on the Policy loans.

While a loan is outstanding, the “no lapse guarantee” does not apply.

A Policy loan could make it more likely that a Policy would terminate without value. There is a risk that if the loan reduces your Cash Surrender Value to too low an amount and investment results are unfavorable, then the Policy will lapse, resulting in loss of insurance and possibly adverse tax consequences. If the Policy is a MEC, a loan will likely be taxed as a partial surrender and a 10% penalty may apply.

A Fixed Account Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the loan from the subaccounts and fixed account as collateral. We then credit a fixed interest rate of 3.0% to the collateral in the loan account. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive any higher current interest rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

3

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning or surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making partial surrenders from the Policy or transferring Policy Cash Value among the subaccounts and the fixed account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Charge: Premium Expense Charge[1]	Upon payment of each premium	0 – 3.5% of each premium payment	0 – 3.5% of each premium payment

Partial Surrender Charge[2]	Upon each withdrawal during the first Policy year and in Policy years 2+ on the portion of any withdrawal that exceeds the Policy’s gain	First Policy year - 7.0% of the amount withdrawn	First Policy year - 7.0% of the amount withdrawn

Surrender Charge	Upon full surrender of the Policy during the 6 years after a premium payment	7% of all premiums paid during the 6 years before surrender	7% of all premiums paid during the 6 years before surrender

Transfer Charge[3]	Upon transfer	$10 for each transfer in excess of 12 per Policy year	None

Terminal Illness Accelerated Death Benefit Rider	When rider is exercised	Discount Factor[4]	Discount Factor[4]

The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly on the Policy Date and on each Monthly Date

Monthly Administrative Charge[5]		$2.50	$2.50

Monthly Asset Based Charge	During the first 10 Policy years, monthly on the Policy Date and on each Monthly Date	0.55% (annually) of assets in variable account	0.55% (annually) of assets in variable account

[1]	Premium expense charge is equal to the premium tax rate, if any, imposed by the owner’s resident state when we issued your Policy. State premium taxes currently range from 0.00% to a maximum of 3.50% of each premium payment.

[2]	After the first Policy year, 7% on the portion of any withdrawal that exceeds the Policy gain and is attributed to a premium paid within 6 years prior to the withdrawal.

[3]	We guarantee that the first 12 transfers per Policy year are free. We currently do not charge for transfers in excess of 12 per Policy year, but we reserve the right to charge $10 for each transfer after 12 per Policy year.

[4]	We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

[5]	This charge is not assessed if the Cash Value at the beginning of a Policy year is greater than $50,000.

4

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance[6] (Without Extra Ratings7)	Monthly on the Policy Date and on each Monthly Date

• Minimum Charge[8]		$0.10 per $1,000 of net amount at risk per month[10]	$0.08 per $1,000 of net amount at risk per month[10]

• Maximum Charge[9]		$15.13 per $1,000 of net amount at risk per month[10]	$15.13 per $1,000 of net amount at risk per month[10]

• Charge for a (male insured, issue age 70, Approved Preferred non-tobacco class, Policy Year 1)		$3.04 per $1,000 of net amount at risk per month[10]	$1.58 per $1,000 of net amount at risk per month[10]

Daily Charge	Daily	Annual rate of 0.75% of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% of daily net assets of each subaccount in which you are invested

Loan Interest Spread for Fixed Account Policy Loan[11]	At the end of each calendar quarter, or earlier if applicable[12]	3.00%	1.50%

Loan Interest Spread Variable Interest Policy Loan[13]	At the end of each calendar quarter, or earlier, if applicable	Variable interest rate tied, in part, to a bond index	Variable interest rate tied, in part, to a bond index

Optional Rider Charges

Accelerated Death Benefit Rider	Upon payment of premiums	3% of premium paid	3% of premium paid

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

[6]	Cost of insurance rates vary based on the Insured’s age, gender and risk class. Cost of insurance rates generally will increase each year with the age of the Insured. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[7]	We may place an Insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the Insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to $83.33 monthly per $1,000 of net amount at risk.

[8]	This minimum charge is based on an Insured with the following characteristics: Female, Issue Age 30, Approved Preferred Non-Tobacco class, Policy Year 1.

[9]	This maximum charge is based on an Insured with the following characteristics: Male, Issue Age 70, Approved Rated II, Tobacco class, Policy Year 1.

[10]	The net amount at risk equals the death benefit on the Monthly Date, divided by 1.00247, minus the Cash Value on the Monthly Date, calculated before the monthly deduction is taken.

[11]	The Loan Interest Spread for a Fixed Account Policy Loan is the difference between the amount of interest we charge you for a Fixed Account Policy Loan (currently, an effective annual rate of 4.50% guaranteed not to exceed 6.00% and the amount of interest we credit to the amount in your loan reserve account (currently, an effective rate of 3.0% guaranteed to be at least an effective annual rate of 3.0%).

[12]	While a Policy loan is outstanding, loan interest is due and payable at the end of each calendar quarter, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the Insured’s death.

[13]	The interest rate on a Variable Interest Policy Loan is reset quarterly based on a formula that is tied, in part, to a bond index. There is no fixed maximum rate of interest. We do not credit interest on collateral for a Variable Interest Policy Loan that is held in the Variable Account.

5

Range of Expenses for the Portfolios1

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)[2]	0.64%	1.35%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)	0.64%	1.35%

[1]	The portfolio expenses used to prepare this table were provided to Transamerica by the underlying fund. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.

[2]	The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “funds of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the Fund and certain portfolios of the Transamerica IDEX Mutual Funds. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the information received from the Fund on the combined actual expenses for each of the ‘fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2004.

Transamerica, the Variable Account, the Fixed Account and the Portfolios

Transamerica Life Insurance Company

Transamerica Life Insurance Company (“Transamerica,” “Company,” “we,” “us” or “our”), located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Variable Account

Transamerica established the Variable Account as a separate investment account under Iowa law on November 20, 1998. Transamerica owns the assets in the Variable Account and may use assets in the Variable Account to support other variable life insurance policies we issue. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended, and qualifies as a “separate account” within the meaning of the federal securities laws.

The Variable Account is divided into subaccounts, each of which invests in shares of a specific portfolio of a mutual fund (“Fund”). The subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the Variable Account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of Transamerica’s liabilities other than those arising from the Policies. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Variable Account. The Variable Account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, Transamerica reserves the right to:

1.	Create new separate accounts;

2.	Combine separate accounts, including the variable account;

3.	Remove, combine or add subaccounts and make the new or combined subaccounts available to you at our discretion;

4.	Make new portfolios available under the Variable Account or remove existing portfolios;

5.	Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the Variable Account’s purposes;

6.	Deregister the Variable Account under the Investment Company Act of 1940 if such registration is no longer required;

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7.	Operate the Variable Account as a management investment company under the Investment Company Act of 1940 or as any other form permitted by law; and

8.	Make other structural and operational changes affecting the Variable Account; and

9.	Make any changes required by the Investment Company Act of 1940 or any other law.

New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers.

We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

The portfolios, which sell their shares to the Subaccounts, may discontinue offering their shares to the Subaccounts.

The Fixed Account

The basic fixed account is part of Transamerica’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over investment of the fixed account’s assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates. You bear the risk that we will credit only 3% interest.

The Dollar Cost Averaging Fixed Account. At the time you purchase a Policy, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account (“DCA Fixed Account”). Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We may declare a higher rate of interest at our sole discretion. We credit interest on the declining balance in the DCA Fixed Account. We will transfer money out of the DCA Fixed Account in equal installments over a period of 6 months (or other periods available at the time of issue) and place it in the subaccounts and basic fixed account according to your instructions. The first such transfer occurs on the Monthly Date after the Reallocation Date. In the last month of the DCA Fixed Account term, we will transfer interest accrued on the premium.

There is no charge for participating in the DCA Fixed Account, and transfers under this program do not count in determining any transfer charge.

We reserve the right to stop offering the DCA Fixed Account at any time for any reason.

The fixed account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The Variable Account invests in shares of certain portfolios of the Fund. The Fund is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

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You can find more detailed information about the portfolios, including a description of the risks, in the current prospectuses for the underlying fund portfolios, which are attached to this prospectus. You should read the Fund’s prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective

Asset Allocation – Conservative Portfolio*	Transamerica Fund Advisors, Inc. (Adviser) Seeks current income and preservation of capital. Portfolio Construction Consultant: Morningstar Associates, LLC

Asset Allocation – Moderate Portfolio*	Transamerica Fund Advisors, Inc. (Adviser) Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC

Asset Allocation – Moderate Growth Portfolio*	Transamerica Fund Advisors, Inc. (Adviser) Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC

Asset Allocation – Growth Portfolio*	Transamerica Fund Advisors, Inc. (Adviser) Seeks capital appreciation and current income. Portfolio Construction Consultant: Morningstar Associates, LLC

Transamerica Money Market	Transamerica Investment Management, LLC (Sub-Adviser) Seeks to provide maximum current income consistent with preservation of principal and maintenance of liquidity.

*	Each asset allocation portfolio invests in a combination of underlying Fund portfolios.

Transamerica Fund Advisors, Inc. (formerly AEGON/Transamerica Fund Advisers, Inc.) (“Transamerica Advisors”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of Transamerica, serves as investment adviser to the Fund and manages the Fund in accordance with policies and guidelines established by the Fund’s Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to Transamerica Advisors for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Fund. Morningstar will be paid an annual fee for its services. See the Fund prospectuses for more information regarding Morningstar.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (See “Revenue We Receive”.) We have included the ATST portfolios at least in part because they are managed by one of our affiliates, Transamerica Fund Advisers.

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You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the Variable Account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the Variable Account. We reserve the right to transfer Variable Account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide:	• The death benefit, cash and loan benefits under the Policy • Investment options, including premium allocations • Administration of elective options and the distribution of reports to owners

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Costs and expenses we incur:

•      Costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

•      Overhead and other expenses for providing services and benefits

•      Sales and marketing expenses

•      Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees

Risks we assume:

•      That the charges we may deduct are insufficient to meet our actual claims because insureds die sooner than we estimate

•      That the costs of providing the services and benefits under the Policies exceed the charges we deduct

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

When you make a premium payment, we deduct a premium expense charge equal to the premium tax rate imposed by the owner’s resident state when we issued your Policy. State premium taxes currently range from 0.00% to 3.50% of each premium payment. After we deduct any premium expense charge, we apply the remaining amount (the net premium) to the subaccounts and the fixed account according to your allocation instructions. The premium expense charge compensates us for state premium taxes.

Monthly Deduction

We deduct a monthly deduction from the Cash Value on the Policy Date and on each Monthly Date. We will make deductions from each subaccount and the fixed account on a pro rata basis (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total Cash Value on the Monthly Date). If the value of any subaccount or the fixed account is insufficient to pay that subaccount or fixed account’s portion of the monthly deduction, we will take the monthly deduction on a pro-rata basis from all accounts. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has two components:

1.	The cost of insurance charge for the Policy; plus

2.	The monthly Policy charge, if applicable.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The rate of the charge depends on a number of variables (the Insured’s age, gender, risk class) that would cause the charge to vary from Policy to Policy and from Monthly Date to Monthly Date.

Cost of Insurance Charge

The cost of insurance charge is equal to:

•	the cost of insurance rates; multiplied by

•	the net amount at risk for your Policy on the Monthly Date.

The net amount at risk is equal to:

•	the death benefit at the beginning of the month; divided by

•	1.00247 which is a “risk rate divisor” (a factor that reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%); minus

•	the Cash Value at the beginning of the month.

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We base the cost of insurance rates on the Insured’s age, gender, and risk class. The factors that affect the net amount at risk for each segment of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are based on our expectations as to future mortality experience and expenses. The actual rates we charge will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary (C.S.O.) Mortality Tables (smoker/non-smoker) and the Insured’s age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. For substandard rate classes, these rates could be higher than the rates in the C.S.O. tables. When required by state law, we use a unisex table.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the Insured’s gender, attained age, and premium class determined after underwriting. The underwriting class of the Insured will affect the cost of insurance rate. We currently place Insureds into the following underwriting classes:

•	Approved-Preferred Non-Tobacco

•	Approved Non-Tobacco

•	Approved-Rated Non-Tobacco

•	Approved-Rated II Non-Tobacco

•	Approved Preferred Tobacco

•	Approved Tobacco

•	Approved-Rated Tobacco

•	Approved-Rated II Tobacco

Insureds in substandard underwriting classes are considered to have higher mortality risks based on our underwriting standards and guidelines, and consequently are assessed higher cost of insurance rates.

Monthly Policy Charge. We assess a monthly Policy charge to compensate us for administrative expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. The monthly Policy charge includes two components:

(1)	a monthly administrative charge of $2.50 if the Cash Value at the beginning of a Policy year is less than $50,000; and

(2)	a monthly asset based charge equal to an annual rate of 0.55% of the assets in the Variable Account. We deduct this charge from the assets in the Variable Account only during the first 10 Policy years.

Daily Charge

We deduct a daily charge from your Policy’s Cash Value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy’s Cash Value in each subaccount, multiplied by

•	the daily pro rata portion of the annual mortality and expense charge rate of 0.75%.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than covers actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you fully surrender your Policy during the first 6 years following any premium payment, we deduct a surrender charge from your Cash Value and pay the remaining amount (less any outstanding loan amount) to you. The payment you receive is called the Cash Surrender Value. The surrender charge is equal to 7% of the premium(s) that was paid within 6 years of the surrender.

The surrender charge may be significant. You should carefully calculate this charge before you request a surrender. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available if you surrender your Policy in the first few years after paying a premium.

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Partial Surrender Charge

You may request partial surrenders of a portion of the Cash Surrender Value; however, the entire amount surrendered in the first Policy year is subject to a 7% surrender charge. After the first Policy year, you may partially surrender amounts up to your Policy’s gain (Cash Value minus premiums paid and minus indebtedness) free of charge. We deduct a 7% surrender charge on the portion of any partial surrender that exceeds the gain and is attributable to a premium paid within 6 years prior to the partial surrender. For this purpose, we deem any gain to be withdrawn first, and then the oldest premiums in the order they were paid (i.e., first-in-first-out, or “FIFO”).

Transfer Charge

•	We guarantee that you can make 12 transfers each year free from charge. We currently allow an unlimited number of free transfers.

•	We reserve the right to charge $10 for each transfer in excess of 12 during a Policy Year. We will not increase this charge.

•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers we effect on the Reallocation Date, and transfers due to dollar cost averaging, asset rebalancing, and loans, do not count as transfers for the purpose of assessing this charge.

Loan Interest Charges

You may take a Fixed Account Policy Loan (secured by Cash Value held in the Loan Reserve). For this type of loan, we currently charge you an annual interest rate on a Policy loan of 4.5% (the guaranteed maximum is 6%), payable at the end of each calendar quarter or, if earlier, the date of any loan repayment, Policy lapse, surrender, Policy termination, or the Insured’s death. We also will credit the amount in the loan reserve with interest at a guaranteed minimum effective annual rate of 3%. After offsetting the 3% interest we credit, the net cost of loans currently is 1.5% annually, and is guaranteed to be no more than 3% annually.

You also may take a Variable Interest Policy Loan (secured by Cash Value in the Fixed Account, the Variable Account, or both). We will charge interest on Variable Interest Policy Loans while such loans are outstanding. Interest on your Variable Interest Policy Loan will be payable in arrears. We may adjust the rate of interest at the end of a calendar quarter. The rate will not exceed the greater of: (i) the “Published Monthly Average” for the calendar month ending two months before the date on which the rate is determined; or (ii) the interest rate used to determine Cash Surrender Value in the fixed account under the Policy during the applicable period plus one percent per year. We will notify you of the initial interest rate to be charged on the loan at the time the loan is made.

Rider	Charges

Accelerated Death Benefit Rider. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium equal to 3% of the premium paid for your Policy if you purchase this rider.

Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider, but we do reduce the single sum benefit by a discount factor to compensate us for expected lost income from the early payment of the death benefit.

Portfolio Expenses

The value of the net assets of each subaccount reflects the investment advisory fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses reduce the value of your portfolio shares. See the portfolios’ prospectuses for further information on these fees and expenses.

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Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•	Rule 12b-1 Fees. We and our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, receive some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by AFSG that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.40% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). We and our affiliates, including AFSG, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to TLIC and AFSG
Fund	Maximum Fee % of assets*
ATST **	0.00%

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	Since ATST (“Series Fund”) is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant.

•	Other payments. We and our affiliates, including Transamerica Capital, Inc. (“TCI”), the wholesale distributor for the Policies, also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts are paid out of the advisers’ or sub-advisers’ own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the Policies; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2004, TCI received revenue sharing payments ranging from $1,000 to $30,000 (for a total of $316,000) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price, Morgan Keegan, American Century, Transamerica Investment Management, Fidelity, Merrill Lynch, Pacific Investment Management LLC, Van Kampen Investments, Janus Capital Management, and ING Clarion CRA.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

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The Policy

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent owner is named, then ownership of the Policy will pass to the Owner’s estate. The principal rights an Owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the Insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment); and

•	to change the Owner of this Policy.

No designation or change in designation of an Owner will take effect unless we receive written request thereof at our Office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject; or

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Variable Account’s operation; or

•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us at our Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

We determine the basic death benefit for a Policy based on the age of the Insured when we issue the Policy, the initial premium paid, and other characteristics of the proposed Insured(s) such as gender and risk class.

Generally, the Policy is available for Insureds between issue ages 30-80 for standard risk classes, and between issue ages 30-70 for non-standard risk classes. We use different underwriting standards (simplified underwriting, or full underwriting) in relation to the Policy. Cost of insurance rate charges for any Policies issued on a simplified or expedited basis would not cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right: (1) to modify our underwriting requirements at any time; or (2) to reject an application for any reason permitted by law. There is no insurance coverage until we complete our underwriting process and accept the application.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current Policy is subject to a policy loan, you may also have to pay federal income

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tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Once we determine that the Insured meets our underwriting requirements, insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your premium. This date is the Policy Date. On the Policy Date, we will allocate your premium (less charges) to the fixed account. Some states may require us to allocate premium according to an Owner’s instructions during the free-look period. On the Reallocation Date, we will transfer your Cash Value from the fixed account to the subaccounts or maintain your Cash Value in the fixed account as you directed on your application. The Reallocation Date varies by state according to a state’s free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date.

Full insurance coverage under the Policy will take effect only if the proposed insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the initial premium is paid.

Canceling a Policy (Free-Look Period)

You may cancel a Policy during the free-look period by returning it to Transamerica at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund either (a) an amount equal to the Cash Value plus any charges we deducted, or (b) where required by state law, we will refund all premiums paid for the Policy.

Policy Features

Premiums

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your net premium to one or more subaccounts of the Variable Account and to the fixed account according to the following rules:

•	You must put at least 1% of each net premium in any subaccount or the fixed account you select (you can, of course, put nothing in some subaccounts or the fixed account).

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

•	You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory) at our Office.

•	Any allocation change will be effective on the date we record the change. We record the allocation change on the same day that we receive at our Office the request for the change.

•	We reserve the right to limit the number of premium allocation changes; and to limit the number of subaccount allocations in effect at any one time.

We will credit interest on your initial net premium from the date we receive payment and the necessary documents at our Office to the Reallocation Date. Interest will be credited at the current fixed account rate. Interest is guaranteed to equal at least 3% annually.

Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

On the Policy Date, we will allocate your Cash Value to the fixed account. We also allocate any net premiums we receive from the Policy Date to the Reallocation Date to the fixed account. Different rules may apply to Policies purchased by Owners in California who are age 60 or older. On the Reallocation Date, we will reallocate the Cash Value in the fixed account to the subaccounts or retain it in the fixed account in accordance with the allocation percentages provided in the application. We invest all net premiums paid after the Reallocation Date on the Valuation Date at the unit value next determined after we receive the

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premium at our Office or at such other office as we may designate from time to time. (Please refer to the Glossary for an explanation of the Reallocation Date.)

Premium Payments

Before we issue a Policy, you must pay an initial premium equal to at least $10,000. Thereafter, you may pay premiums at any time and in any amount of $5,000 or more. However, because most additional premium payments will increase the death benefit, we will require additional underwriting for most additional premium payments.

Your Policy’s schedule page will show the maximum additional premium you can pay during the first two Policy Years without additional underwriting. As indicated below, it is the Company’s policy to use simplified issue underwriting for these Policies. However, the Company reserves the right to impose full underwriting on future premium payments. If we return a portion of your premium based on the maximum premium amount, we will not allow you to make additional premium payments until they are allowed by the maximum premium limitations. We reserve the right to modify our premium limitations at any time. You make all premium payments to our Office or to one of our authorized agents.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches age 100), or the date when either (1) the insured dies, or (2) the grace period ends without a sufficient payment, or (3) we receive your signed request to surrender the Policy.

The type of underwriting you qualify for depends upon the amount of premium paid at issue.

Transfers

General

You may make transfers from (i.e., out of) the subaccounts or from the fixed account. If you give telephone transfer privileges to your registered representative, you will be bound by any transfers he/she makes. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request at our Office. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy Year.

•	You may request transfers by sending a Written Notice to our Office, or by telephone.

•	For transfers out of the fixed account, you may not transfer more than 25% of the value in the fixed account (not including amounts securing Policy loans), or $1,000 (whichever is greater). If the balance after the transfer is less than $1,000, we will transfer the entire amount in the fixed account. We allow only one transfer out of the fixed account every 12 months.

•	If you have an outstanding Policy Loan, which exceeds 50% of the policy’s Cash Surrender Value, transfers out of the fixed account will be limited such that the balance remaining in the fixed account is no less than two times the excess of your Policy Loan minus 50% of the Cash Surrender Value.

•	We may deduct a $10 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers we effect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

•	We process transfers based on the unit values next determined after we receive your request (which is at the end of the Valuation Date during which we receive your request).

We will process any transfer order we receive at our Office before the New York Stock Exchange (“NYSE”) closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-525-6205.

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Please note the following regarding telephone transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses from unauthorized or fraudulent instructions.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	We may also require written confirmation of your order.

•	If you do not want the ability to make telephone transfers, you should notify us in writing at our Office.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

In addition, you should protect your personal identification number (PIN) because self-service options will be available to your agent and anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions is you or one authorized by you.

Disruptive Trading and Market Timing

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.

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Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under the variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

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Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term transfers. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging

When purchasing a Policy, you may elect to participate in a dollar cost averaging program through which you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account (“DCA Fixed Account”). Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

We will transfer money out of the DCA Fixed Account in equal installments over a specified period of 6 months (or other periods available at issue) and place it in the subaccounts according to your instructions. Transfers from the DCA Fixed Account are not restricted by the requirements limiting transfers from the fixed account when there is an outstanding Variable Interest Policy Loan.

Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We credit interest on the declining balance in the DCA Fixed Account. We may credit different interest rates for dollar cost averaging programs of varying time periods. If you discontinue the dollar cost averaging program before its completion, then the interest credited on amounts in the DCA Fixed Account may be adjusted downward, but not below the minimum guaranteed effective annual interest rate of 3%.

There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.

Dollar cost Averaging will Terminate if:

•      we receive your request to cancel your participation;

•      the value in the DCA Fixed Account is depleted;

•      you elect to participate in the asset rebalancing program; or

•      you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

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Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically transfer amounts periodically to maintain a particular percentage allocation among the subaccounts. Cash Value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. The asset rebalancing program will transfer Cash Value from those subaccounts that have increased in value to those subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses. Cash Value in the fixed account and the DCA Fixed Account are not available for this program.

To participate in the asset rebalancing program:	• you must complete an asset rebalancing request form and submit it to us at our Office before the Maturity Date • you must have a minimum Cash Value in all subaccounts of $10,000.

You may elect for asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form at our Office, we will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy’s current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year. You can begin or end this program only once each Policy year. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Asset rebalancing will cease if:

•      you elect to participate in the DCA Fixed Account;

•      we receive your request to discontinue participation;

•      you make a transfer to or from any subaccount other than under a scheduled rebalancing (not including transfers in connection with loans); or

•      you elect to participate in any asset allocation services provided by a third party.

Policy Values

Cash Value

•      varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted, and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

•      serves as the starting point for calculating values under a Policy;

•      equals the sum of all values in the fixed account (including any amounts held in the fixed account to secure any loans) and in each subaccount of the variable account;

•      is determined on the Policy Date and on each Valuation Date; and

•      has no guaranteed minimum amount (except for amounts allocated to the fixed account) and may be more or less than premiums paid.

Growth Accelerator

At the end of each month, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

Cash Value is greater than 200% of the total premiums paid; and

Cash Value exceeds $50,000.

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We will allocate the additional interest to the variable account and the fixed account on a pro-rata basis. We guarantee to credit the monthly interest (0.04167% multiplied by the Cash Value at the end of each month); however, the Policy needs to be requalified to meet the specified requirements on a year-to-year basis. There is no charge for this benefit.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request at our Office.

Cash Surrender Value on any Valuation Date equals:	• the Cash Value as of such date; minus • any surrender charge as of such date; minus • any outstanding Policy loans; minus • any interest you owe on the Policy loans.

Subaccount Value

Each subaccount’s value is the Cash Value in that subaccount. At the end of any Valuation Period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any Valuation Date equals:

•      the initial units purchased at the unit value on the Policy Date; plus

•      units purchased with additional net premiums; plus

•      units purchased via transfers from another subaccount or the fixed account (including transfers from the loan account); plus

•      units purchased via growth accelerator, if any; minus

•      units redeemed to pay for monthly deductions; minus

•      units redeemed to pay for partial surrenders; minus

•      units redeemed as part of a transfer to another subaccount or the fixed account (including the loan account); minus

•      units redeemed to pay any partial surrender charges and any transfer charges.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation or transfer by the unit value for that subaccount next determined at the end of the Valuation Period in which the allocation or transfer request is received at our Office.

Unit Value

We determine a unit value for each subaccount to reflect how investment results affect the Policy values. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any subaccount at the end of a Valuation Period is calculated as:

•      the total value of the assets held in the subaccount, determined by multiplying the number of shares of the designated portfolio owned by the subaccount times the portfolio’s net asset value per share; minus

•      a charge equal to the daily net assets of the Subaccount multiplied by the daily pro rata portion of the annual rate for the Daily Charge; minus

•      the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

•      the number of outstanding units in the subaccount.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive at our Office after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

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Fixed Account Value

On the Policy Date, the fixed account value is equal to the net premiums allocated to the fixed account, less the portion of the first monthly deduction taken from the fixed account.

The fixed account value at the end of any Valuation Period is equal to:

•      the net premium(s) allocated to the fixed account; plus

•      any amounts transferred to the fixed account (including amounts transferred to the loan account); plus

•      interest credited to the fixed account; plus

•      amount credited via Growth Accelerator, if any; minus

•      amounts charged to pay for monthly deductions; minus

•      amounts withdrawn or surrendered from the fixed account; minus

•      amounts transferred from the fixed account (including the loan account) to a subaccount.

Death Benefit

Death Benefit

While the Policy is in force and if no loan is outstanding when the Insured dies, then, the death benefit is the greater of:

(1)	the Basic Death Benefit; or

(2)	the Guaranteed Minimum Death Benefit (“GMDB”).

•	Basic Death Benefit: The Basic Death Benefit is the minimum amount that must be payable at the Insured’s death, before reduction for any outstanding loans, for the Policy to be treated as life insurance under the Internal Revenue Code. We determine the Basic Death Benefit by dividing the Cash Value by the net single premium. The net single premium is the amount of premium needed to provide a paid up death benefit of $1.00, assuming the guaranteed cost of insurance charges, a 4% interest rate, and mortality as set forth in the “Commissioners 1980 Standard Ordinary Mortality Table.” The Basic Death Benefit will change monthly, or as of the date of death, due to changes in the Cash Value. The net single premium will change annually. Only the Basic Death Benefit is paid if there is an outstanding Policy loan when the Insured dies.

•	Guaranteed Minimum Death Benefit: Until the Insured’s age 75, the GMDB is the greater of premiums paid (less partial surrenders) or the highest Cash Value on a Policy anniversary (adjusted for subsequent partial surrenders). At age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders. If you take a partial surrender, the GMDB is reduced on a “dollar for dollar” basis. If you have an outstanding Policy Loan, the GMDB will terminate. If you have an outstanding Policy loan when the Insured dies, the death benefit proceeds will be based on the Basic Death Benefit. However, if you repay the Policy loan before the Insured dies, we will reinstate the GMDB.

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our Office of satisfactory proof of the Insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options.

Death Benefit Proceeds equal:

•      the death benefit (described above); minus

•      any past due monthly deductions; minus

•      any outstanding Policy loan on the date of death; minus

•      any interest you owe on the Policy loan(s), minus

•      any payments under the Accelerated Death Benefit Rider (see below).

If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum only if required by applicable state law, from the date we receive due proof of the Insured’s death to the date we make payment.

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The Specified Amount shown in the hypothetical illustrations in this prospectus and on the policy schedule page of your Policy is the Basic Death benefit on the Policy Date.

Accelerated Death Benefit Rider

You may exercise the simplified issue Accelerated Death Benefit Rider for long-term care, if such rider was purchased with the Policy. The Accelerated Death Benefit accelerates payment of a portion of the Death Benefit under the Policy that may be payable monthly to the Owner as reimbursement of certain actual charges incurred by the Insured for long-term care. The Insured becomes eligible for benefits under the Accelerated Death Benefit Rider by being certified as a chronically ill individual and by being confined to a nursing or assisted living facility, or by receiving home health care from a home health agency or adult or adult day care in an adult day care center. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium which is equal to 3% of the life insurance premium paid for your Policy if you purchase the optional Accelerated Death Benefit Rider.

The Death Benefit under the Policy will be reduced by the amount paid under the Accelerated Death Benefit Rider. If the Insured dies while the Policy is in force and while benefits under the rider are being paid, the remaining death benefit proceeds will be paid to the Beneficiary and no further payments under this rider will be made to you. However, if the entire death benefit proceeds are paid under the terms of the rider prior to the Insured’s death, the Policy will terminate and there will be no death benefit payable upon the Insured’s death.

Benefits under the Accelerated Death Benefit Rider are not intended to be considered taxable income to you. However, benefits paid under this rider may be considered taxable income to you. We urge you to consult your personal tax advisor or attorney on specific points of interest to you.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available on request from our Office.

Terminal Illness Accelerated Death Benefit Rider

You may exercise the single sum Terminal Illness Accelerated Death Benefit if the Insured has been diagnosed with a terminal condition (a disease or injury that is expected to result in death within 12 months).

The Terminal Illness Accelerated Death Benefit equals the present value of a portion of the death benefit elected by the Owner, up to a maximum of 100% of the death benefit, less any indebtedness (Policy loan plus accrued interest) under the Policy. At the time of payment of the Terminal Illness Accelerated Death Benefit, we will provide you with revised specification pages, which reflect the reduction of values and benefits. The Terminal Illness Accelerated Death Benefit can be elected only once. The rider will terminate when the benefit is paid.

We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. Benefits under the Terminal Illness Accelerated Death Benefit are not intended to be considered taxable income to you. However, benefits paid under this rider may be considered taxable income to you. We urge you to consult your personal tax advisor or attorney.

Full and Partial Surrenders

Full Surrenders

You may send a Written Notice to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your Written Notice.

Full Surrender Conditions:

•      The Insured must be alive and the Policy must be in force when you send your Written Notice. A surrender is effective as of the date when we receive your Written Notice at our Office. We may require that you return the Policy.

• You will incur a surrender charge of 7% of any premium payments made within 6 years before the surrender.

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•      Written Notice to surrender a Policy that are received at our Office before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive Written Notice after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

• Once you surrender your Policy, all coverage and other benefits under it cease.

• We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

Surrendering the Policy may have adverse tax consequences. See Federal Tax Considerations—Tax Treatment of Policy Benefits.

Partial Surrenders

You may request a partial surrender of a portion of your Cash Value subject to certain conditions.

•	You must make your partial surrender request to us in writing.

•	You must request at least $500.

•	You may withdraw up to the Policy’s gain (Cash Value minus premiums) free of charge after the first Policy year.

•	At least $5,000 of Cash Surrender Value must remain in the Policy after the partial surrender.

•	We assess a surrender charge equal to 7% of the whole amount surrendered in the first Policy year.

•	We assess a surrender charge equal to 7% of the portion of any partial surrender after the first Policy year that exceeds the gain and is attributable to a premium payment made within 6 years before the partial surrender.

•	We deduct the surrender charge from the remaining Cash Value.

You can specify the subaccount(s) and fixed account from which to make the partial surrender; otherwise we will deduct the amount (including any partial surrender charge) from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

•	If you have an outstanding Variable Interest Policy Loan which exceeds 50% of the Cash Surrender Value – and your partial surrender causes your fixed account (excluding any DCA amounts) to fall below two times the excess of your Variable Interest Policy Loan minus 50% of the Cash Surrender Value, we then must secure all or a portion of your Policy loan by automatically transferring the required amount from your Cash Value held in the Variable Account to the fixed account or you cannot make the partial surrender.

•	If you have an outstanding Fixed Account Policy Loan your Policy loan has already been secured by your Cash Value held in the Loan Reserve in the fixed account and you can make a partial surrender of up to the amount remaining in the Cash Surrender Value for the policy, subject to the rules outlined above.

•	We will process the partial surrender at the unit values next determined after we receive your request.

•	We generally will pay a partial surrender request within seven days after the Valuation Date when we receive the request.

Partial surrenders may have adverse tax consequences. See Federal Tax Considerations—Tax Treatment of Policy Benefits.

Loans

General

While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

To request a Policy Loan, you must complete our Policy Loan Request Form and send it to our Office. We cannot process your request until you have completed all items on that form.

A Policy Loan affects the Policy because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by the amount of any outstanding Policy Loan plus interest you owe on the Policy Loans. Repaying the Policy Loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment.

There are risks involved in taking a Policy Loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding Policy Loans, are not achieved. If the Policy is a Modified Endowment Contract (“MEC”), the Policy Loan

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will be treated as a distribution from the Policy for federal income tax purposes to the extent of gain in the Policy. A Policy Loan may also have possible adverse tax consequences that could occur if a Policy is surrendered or lapses with Policy Loans outstanding.

Fixed Account Policy Loan

Collateral:

You may take a Fixed Account Policy Loan against the Policy for amounts from $500 up to 90% of the Cash Value net of any surrender charge, minus outstanding loans and any interest you owe. To secure the Fixed Account Policy Loan, we transfer an amount equal to the loan from the Variable Account and the fixed account to the loan account, which is a part of the fixed account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account. We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $500, and must be clearly marked as “loan repayments” or they will be credited as premiums if they meet minimum premium requirements. Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Variable Account according to your current premium allocation schedule.

We deduct any unpaid loans from the Cash Surrender Value and death benefit proceeds payable on the Insured’s death. If any unpaid loan, including interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value to become zero, then your Policy will enter a 61-day grace period.

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a loan is outstanding. Instead the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy loans are repaid before Insured’s death.

Interest Rate:

We currently charge you an interest rate of 4.50% (the guaranteed maximum is 6%) per year on your loan. Interest is due and payable at the end of each calendar quarter, or, if earlier, on the date of any loan repayment, Policy lapse surrender, Policy termination, or the Insured’s death. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly. We reserve the right to change the interest rate on any new and existing loans. However, the interest rate will never be raised above the guaranteed rate of 6%.

This Fixed Account Policy Loan provision may not be available in all states.

Variable Interest Policy Loan

You may take a Variable Interest Policy Loan against the Policy while it is in force. The amount of your Policy loan may not be greater than 90% of the Cash Value of the Policy less the applicable Surrender Charge as of the date of the Policy loan request, less any outstanding loan amount. The outstanding loan amount is the total Policy loan payoff amount, including accrued loan interest and any new loan(s). The minimum amount of any Policy loan request is $500. Our Policy loan review procedure generally results in making a Policy loan within 7 days after review of the request. However, in certain circumstances, we may be required to defer making a Policy loan for not more than six (6) months after the Policy loan request is made.

The loan date is the date that we process your Policy loan request. The Policy loan may be repaid at any time while the Policy is in force.

Collateral:

The Policy is the only collateral that we require for your Variable Interest Policy Loan. The Cash Value of the Policy becomes the collateral for the repayment of the Policy loan. For a Policy loan of up to 50% of the Cash Value of the Policy, you may choose to have the collateral in the fixed account, the Variable Account or both the fixed and Variable Accounts. For a Policy loan greater

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than 50% of the Cash Surrender Value of the Policy, an amount of collateral must remain in the fixed account equal to two times the portion of the Policy loan that exceeds 50% of the Cash Surrender Value of the Policy. If the amount in the fixed account is not sufficient to meet this requirement, the additional amount necessary will be transferred automatically from the Variable Account to the fixed account on a pro-rata basis, according to your existing fund allocation instructions.

We will reevaluate Policy values whenever any of the following occurs:

•	A new Policy loan or an addition to an existing Policy loan is taken;

•	A partial withdrawal is processed;

•	A benefit is paid under the Acceleration of Death Benefit Rider; or

•	A transfer is made from the fixed account to the Variable Account.

We will not automatically transfer amounts from the fixed account to the Variable Account. You may request a transfer from the fixed account to the Variable Account within 30 days after a Variable Interest Policy Loan repayment. A transfer to the Variable Account following a Policy loan repayment may be for any amount up to the amount of the repayment. No transfer to the Variable Account will be permitted to the extent that such transfer would result in the fixed account being less than the required amount.

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a loan is outstanding. Instead, the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy loans are repaid before Insured’s death.

Interest Rate:

We will charge interest on the Policy loan while it is outstanding. We may adjust the rate of interest at the end of a calendar quarter. The rate will not exceed the greater of (i) the “Published Monthly Average” for the calendar month ending two months before the date on which the rate is determined; or (ii) the interest rated used to determine cash surrender value in the fixed account under the Policy during the applicable period plus 1% per year. The “Published Monthly Average” is Moody’s Corporate Bond Yield Average –Monthly Average Corporates as published by Moody’s Investors Service, Inc., for the calendar month ending two months before the date on which the maximum rate is to be determined. (In the event that the Moody’s Corporate Bond Yield Average –Monthly Average Corporates is no longer published, a substantially similar average, established by regulation by the Iowa Commissioner of Insurance will be instituted.)

We will notify you of the initial interest rate to be charged on the loan at the time a Policy loan is made. We will notify you in advance of any change in the interest rate applicable to any existing Policy loan(s). Interest on your Policy loan is payable in arrears. Interest is due at the end of each calendar quarter, or, if earler, on the date of loan repayment, Policy lapse, surrender Policy termination, or the Insured’s death. Any interest not paid when due will be added to the Policy loan at the end of each calendar quarter.

This Variable Interest Policy Loan provision may not be available in all states.

Policy Lapse and Reinstatement

Lapse

If you have no outstanding Policy loans, then we guarantee that your Policy will not lapse, regardless of investment performance. If you do have an outstanding loan, then certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient payment to keep your Policy in force:

•	If you have an outstanding Policy loan and your Policy’s Cash Surrender Value becomes zero (or negative), then the Policy will enter a 61-day grace period.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans.

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Reinstatement

You may not reinstate your Policy if it lapses unless we issued your Policy in a state which requires that the Policy include a reinstatement provision. If your Policy was issued in a state which requires that the Policy include a reinstatement provision, then you may request a reinstatement of a lapsed Policy within five years of the date of lapse (and prior to the Maturity Date). To reinstate a Policy, you must:

•	submit a Written Notice requesting reinstatement;

•	provide evidence of insurability that is satisfactory to us; and

•	make a premium payment that is large enough to cover the sum of:

•	the monthly deductions not previously paid during the grace period, plus

•	$10,000.

We will not reinstate any outstanding loans (including interest you owe). The amount in the loan account on the reinstatement date will be zero. Your Cash Surrender Value on the reinstatement date will equal the premium you pay at reinstatement minus the sum of:

(1)	monthly deductions to cover the grace period;

(2)	one additional monthly deduction; and

(3)	any surrender charge.

The reinstatement date for your Policy will be the monthly date on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

Federal Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (“Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over variable account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

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Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The Policy will generally be classified as a MEC, although some policies issued in exchange for life insurance policies are not. You should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be treated as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

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Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Investment in the Policy. Your investment in the Policy is generally the sum of premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally non-taxable and not subject to withholding.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative tax, if the Policy Owner is subject to that tax.

Long-Term Care Acceleration Death Benefit Rider. We believe that the benefits received under this rider will generally be excludible from gross income, except in certain business contexts. However, taxability of the benefits can also be affected by other factors such as the amount of other long-term care insurance on the Insured. You should consult a tax advisor about the consequences of adding this rider to your Policy.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Plans. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

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Other Policy Information

Extending the Maturity Date

You may request to extend the Maturity Date for your Policy. You must make your request in writing and we must receive it at our Office at least 90 days, but no more than 180 days, before the scheduled Maturity Date. After you extend the Maturity Date, we will automatically extend your Maturity Date every year unless you direct us in writing to do otherwise. Interest on any outstanding Policy loan will continue to accrue during the period for which the Maturity Date is extended.

The Cash Value at the Maturity Date will be equal to the death benefit, less any indebtedness. If you choose to extend the Maturity Date, the Cash Value will continue to earn interest and no monthly deductions will be deducted from the Cash Value.

The tax consequences of continuing a Policy beyond the Insured’s age 100 are unclear and may include taxation of the gain in the Policy at the original Maturity Date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, partial surrender, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); or

•	the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

We have the right to defer payments of amounts from the fixed account for up to 6 months.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, or payments under a payment option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, full or partial surrenders, loans or death benefits until instructions are received from the appropriate regulators.

If a Policy or account is frozen, the Policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We also may be required to provide additional information about you or your account to government regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

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On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s age 100)

•	the date the Insured dies

•	the end of the grace period without a sufficient payment

•	the date you surrender the Policy

Riders

The following riders are available under the Policy. You must elect to add a rider to your Policy. Each of the following riders may be subject to certain limitations, and may not be available in all states. There may be charges associated with each of these riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details about these riders.

Adding riders to an existing Policy or canceling them may have tax consequences. You should consult a tax advisor before doing so.

•	The Accelerated Death Benefit Rider accelerates payment of a portion of the death benefit under the Policy that may be payable monthly to the Owner as reimbursement of certain charges incurred by the Insured for long-term care.

•	The Terminal Illness Accelerated Death Benefit Rider allows the Owner to elect to receive a portion of the death benefit proceeds under the Policy in a single sum benefit if, while the Policy is in force, the Insured has been diagnosed with a terminal condition that is expected to result in death within 12 months.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We may reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.) AFSG has an arrangement with Transamerica Capital, Inc. (“TCI”) (also an affiliate) to act as distributor for the Policies. TCI markets the Policies through the banking channel and serves as the wholesaler to national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.

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A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at the selling firms. We also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to the policies that have already been purchased.

The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is approximately 7% of the initial premium.

To the extent permitted by NASD rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Firms. Our parent company provides paid-in capital to AFSG and pays the cost of AFSG’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Our parent company also pays for a portion of TCI’s operating and others expenses by providing TCI with a percentage of total commissions paid on sales of our policies and by providing TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

Revenue Sharing Paid to Selected Selling Firms. TCI, in connection with the sales of the Policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies and other criteria. For instance, in 2004, TCI, in connection with the sales of our Policies, made flat fee payments to several selling firms ranging from $3,500 to $262,500, and payments of between .04% and .40% on new sales. TCI also paid selling firm’s special fees based on new sales and/or assets under management.

During 2004, we and/or TCI had entered into such “preferred product” arrangements with 24 selling firms. These firms were:

Atlas Securities	Cannex Financial Exchanges	Capital Financial Services
Centaurus Financial	Hanson McClain/Securities America	Harbour Investments
Huntington Investments	Leonard & Company	Lincoln Financial Advisers
LPL Financial	MacDonald Investments	Merrill Lynch
NFP Securities	Prospera Financial	Prudential Securities
Questar Financial	Raymond James Financial	Securities America
Smith Barney	Stanford Group	Stifel Nicholas
UBS Financial Services	US Bancorp Piper Jaffray

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During 2004, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to the top 10 selling firms (in terms of amounts received):

Name of Firm	Amount Paid in 2004
Merrill Lynch	$262,500.00
Huntington Investments	$50,000.00
Raymond James Financials	$34,455.79
LPL Financial	$32,034.06
Lincoln Financial Advisers	$31,185.99
NFP Securities	$30,000.00
Securities America	$20,403.00
Centaurus Financial	$17,500.00
Questar Financials	$10,800.00
Atlas Securities	$7,575.36

Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Associate Policies

The Policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their spouse or minor children. In such a case, Transamerica may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs Transamerica experiences on those purchases. The credit will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. Transamerica may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the variable account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on AFSG’s ability to perform under its principal underwriting agreement, or on Transamerica’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica and the Variable Account are included in the SAI.

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Table of Contents of the Statement of Additional Information

Glossary
The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Additional Information
Payment Options
Additional Information about Transamerica and the Variable Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sales of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements
Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Data in Advertising Sales Literature
Transamerica’s Published Ratings

Legacy Builder Variable Life Separate Account
Transamerica Life Insurance Company

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Glossary

Cash Value

The sum of your Policy’s value in the subaccounts and the fixed account (including amounts held in the fixed account to secure any Fixed Account Policy Loans).

Cash Surrender Value

The amount we pay when you surrender your Policy. It is equal to: (1) the Cash Value as of the date of surrender; minus (2) any surrender charge; minus (3) any outstanding Policy loan; minus (4) any loan interest you owe.

Death benefit proceeds

The amount we will pay to the beneficiary when we receive proof of the Insured’s death. We will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

Fixed Account Collateral

The Cash Value held in the Loan Reserve of the fixed account that is used to secure a Fixed Account Policy Loan.

Fixed Account Policy Loan

A Policy Loan secured by the Cash Value held in the loan reserve, which is part of the fixed account.

Initial premium

The amount you must pay before insurance coverage begins under the Policy. Your Policy’s schedule page shows the initial premium. It must be at least $10,000.

Insured

The person whose life is insured by the Policy.

Lapse

If the Policy has an outstanding loan and it does not have enough Cash Value to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on the loan(s)), the Policy will enter a 61-day grace period. The Policy will lapse (terminate without value) if you do not make a sufficient payment by the end of a grace period.

Maturity Date

The Policy anniversary when the Insured reaches age 100 and life insurance coverage under the Policy ends. You may elect to continue the Policy beyond insured’s age 100 under the extended maturity provision. However, the extended maturity provision may not be available in all states.

Monthly Date

This is the same day of each month as the Policy Date. If there is no Valuation Date in a calendar month that coincides with the Policy Date, the Monthly Date is the next Valuation Date. On each Monthly Date, we determine Policy charges and deduct them from the Cash Value.

Monthly Deduction

The amount we deduct from the Cash Value each month. The monthly deduction includes the cost of insurance charge, and any monthly administration charge to cover administrative expenses.

Net Premium

The amount we receive as premium, less the premium expense charge.

Office

Our administrative and service office is Financial Markets Division, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183; or 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The telephone number is 1-800-525-6205.

Owner (you, your)

The person entitled to exercise all rights as Owner under the Policy.

Policy Date

The date when we complete our underwriting process, full life insurance coverage goes into effect, we issue the Policy, and we begin to deduct the Monthly Deductions. Your Policy’s schedule page shows the Policy Date. The free look period begins on the Policy Date. We measure Policy months, years, and anniversaries from the Policy Date.

Premiums

All payments you make under the Policy other than loan repayments.

Reallocation Date

The date shown on the Policy schedule page when we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The Reallocation Date varies by state according to a state’s free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date. Different rules may apply to Policies purchased by Owners in California who are age 60 or older.

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Subaccount

A subdivision of the Separate Account VUL-A. We invest each subaccount’s assets exclusively in shares of one investment portfolio.

Surrender

To cancel the Policy by signed request from the Owner.

Valuation Date

Each day that both the New York Stock Exchange and Transamerica Life Insurance Company are open for business, except for any days when a subaccount’s corresponding investment portfolio does not value its shares. As of the date of this prospectus, there are no days when both the New York Stock Exchange and Transamerica are open for business and an investment portfolio does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each Valuation Date) on one Valuation Date and continuing to the close of business on the next Valuation Date.

Variable Account

Separate Account VUL-A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Variable Interest Policy Loan

A Policy loan secured by the Cash Value held in the Variable Account, the fixed account or both the fixed and Variable Accounts.

We, Us, Our (Transamerica)

Transamerica Life Insurance Company.

Written Notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Office.

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Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy Values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, Cash Surrender Value and Cash Value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the Insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or Policy Value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our Office at:

Transamerica Life Insurance Company

P.O. Box 3183

Cedar Rapids, Iowa 52406-3183

1-800-525-6205

(Monday – Friday from 8:00 a.m. – 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.

AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

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PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

FOR LEGACY BUILDER PLUS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

LEGACY BUILDER PLUS

issued through

Separate Account VUL-A

by

Transamerica Life Insurance Company

4333 Edgewood Road, NE

Cedar Rapids, Iowa 52499

1-800-525-6205

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Legacy Builder Plus flexible premium variable life insurance policy offered by Transamerica Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2005, by calling 1-800-525-6205 (Monday – Friday from 8:00 a.m. – 4:30 p.m. Central time), or by writing to the administrative office at, Transamerica Life, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Trust – Initial and Service Class, AIM Variable Insurance Funds – Series I Shares, Dreyfus Stock Index Fund – Initial Class, Dreyfus Variable Investment Fund, Dreyfus Variable Investment Fund – Initial Class, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, and Variable Insurance Products Funds (VIP) – Service Class 2.

i

Glossary

Cash Value

The sum of your Policy’s value in the subaccounts and the fixed account (including amounts held in the fixed account to secure any Fixed Account Policy Loans).

Cash Surrender Value

The amount we pay when you surrender your Policy. It is equal to: (1) the Cash Value as of the date of surrender; minus (2) any surrender charge; minus (3) any outstanding Policy loan; minus (4) any loan interest you owe.

Death benefit proceeds

The amount we will pay to the beneficiary when we receive proof of the insured’s death. We will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

Fixed Account Collateral

The Cash Value held in the Loan Reserve of the Fixed Account that is used to secure a Fixed Account Policy Loan.

Fixed Account Policy Loan

A Policy Loan secured by the Cash Value held in the Loan Reserve, which is part of the Fixed Account.

Initial premium

The amount you must pay before insurance coverage begins under the Policy. Your Policy’s schedule page shows the initial premium. It must be at least $10,000.

Insured

The person whose life is insured by the Policy.

Lapse

If the Policy has an outstanding loan and it does not have enough Cash Value to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on the loan(s)), the Policy will enter a 61-day grace period. The Policy will lapse (terminate without value) if you do not make a sufficient payment by the end of a grace period.

Maturity Date

The Policy anniversary when the insured reaches age 100 and life insurance coverage under this Policy ends. You may elect to continue the Policy beyond insured’s age 100 under the extended maturity provision. However, the extended maturity provision may not be available in all states.

Monthly Date

This is the same day of each month as the Policy Date. If there is no Valuation Date in a calendar month that coincides with the Policy Date, the Monthly Date is the next Valuation Date. On each Monthly Date, we determine Policy charges and deduct them from the Cash Value.

Monthly Deduction

The amount we deduct from the Cash Value each month. The monthly deduction includes the cost of insurance charge, and any monthly charge to cover administrative expenses.

Net Premium

The amount we receive as premium, less the premium expense charge.

Office

Our administrative and service office is Financial Markets Division, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183; or 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The telephone number is 1-800-525-6205.

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Owner (you, your)

The person entitled to exercise all rights as owner under the Policy.

Policy Date

The date when we complete our underwriting process, full life insurance coverage goes into effect, we issue the Policy, and we begin to deduct the Monthly Deductions. Your Policy’s schedule page shows the Policy Date. The free look period begins on the Policy Date. We measure Policy months, years, and anniversaries from the Policy Date.

Premiums

All payments you make under the Policy other than loan repayments.

Reallocation Date

The date shown on the Policy schedule page when we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The Reallocation Date varies by state according to a state’s free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date. Different rules may apply to Policies purchased by Owners in California who are age 60 or older.

Subaccount

A subdivision of the Separate Account VUL-A. We invest each subaccount’s assets exclusively in shares of one investment portfolio.

Surrender

To cancel the Policy by signed request from the owner.

Valuation Date

Each day that both the New York Stock Exchange and Transamerica Life Insurance Company are open for business, except for any days when a subaccount’s corresponding investment portfolio does not value its shares. As of the date of this prospectus, there are no days when both the New York Stock Exchange and Transamerica are open for business and an investment portfolio does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each Valuation Date) on one Valuation Date and continuing to the close of business on the next Valuation Date.

Variable Account

Separate Account VUL-A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Variable Interest Policy Loan

A Policy Loan secured by the Cash Value held in the Variable Account, the Fixed Account or both the Fixed and Variable Accounts.

we, us, our (Transamerica)

Transamerica Life Insurance Company.

Written Notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Office.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent owner is named, then ownership of the Policy will pass to the Owner’s estate. The Owner may exercise certain rights described below.

Changing the Owner

•	You may change the Owner by providing a Written Notice to us at any time while the Insured is alive.

•	The change takes effect on the date that the Written Notice is received and accepted by us.

•	We are not liable for any actions we take before we receive the Written Notice.

•	Changing the Owner does not automatically change the beneficiary or the Insured.

•	Changing the Owner may have tax consequences.

Selecting and Changing the Beneficiary

•	You designate the beneficiary (the person to receive the death benefit when the Insured dies) in the application.

•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

•	If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.

•	If both the beneficiary and contingent beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.

•	You can change the beneficiary by providing us with a Written Notice while the Insured is living.

•	The change in beneficiary is effective after it has been recorded in our Office and as of the date you sign the Written Notice.

•	We are not liable for any actions we take before we receive the Written Notice.

Assigning the Policy

•	You may assign Policy rights while the Insured is alive by submitting a Written Notice.

•	The Owner retains any ownership rights that are not assigned.

•	Assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	If you assign your Policy as collateral for a loan, you should consider that loans secured by this Policy are treated as distributions and could be subject to income tax and a 10% penalty if you are under age 59½.

•	We are not:

•	bound by any assignment unless we receive a Written Notice of the assignment;

•	responsible for the validity of any assignment; or

•	liable for any actions we take before we receive Written Notice of the assignment.

•	Assigning the Policy may have tax consequences.

3

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for you and/or the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the Policy Date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loans (including any accrued interest), and less any partial surrenders.

Misstatement of Age or Gender

If the Insured’s age or gender was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and gender based on the most recent deduction for cost of insurance. If the Insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the Insured’s correct age and gender.

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject; or

•	to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	to reflect a change in the variable account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

In issuing the Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud or non-payment of a Monthly Deduction, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured’s lifetime for two years after:

(a)	the Policy Date;

(b)	the effective date of any increase in the Specified Amount (and then only for the increased amount); or

(c)	the effective date of any reinstatement.

4

Mixed and Shared Funding

In addition to the variable account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither Transamerica nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a fund’s Board of Directors (Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, then variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the Variable Account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the Variable Account. We reserve the right to transfer Variable Account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the Variable Account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other Variable Accounts, or subaccounts.

Additional Information

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available upon request.

5

Additional Information about Transamerica and the Variable Account

Transamerica Life Insurance Company is a stock life insurance company that is a wholly-owned indirect subsidiary of AEGON USA, Inc. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation that is a publicly traded international insurance group. Transamerica’s home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Transamerica was incorporated in 1961 under Iowa law and is subject to regulation by the Iowa Commissioner of Insurance. Transamerica is engaged in the business of issuing life insurance policies and annuity contracts, and is licensed to do business in the District of Columbia, Guam and all states except New York. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. Transamerica has filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold. Transamerica intends to reinsure a portion of the risks assumed under the Policies.

Transamerica holds the assets of the variable account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sale of portfolio shares by each of the subaccounts. A blanket bond in the amount of $10 million (subject to a $1 million deductible), covering directors, officers and all employees of AEGON USA, Inc. and its affiliates has been issued to Transamerica and its affiliates. A Stockbrokers Blanket Bond, issued to AEGON USA providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million (subject to a $50,000 deductible).

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. Steven R. Shepard, Esq., Vice President, Assistant Secretary and Division General Counsel of Transamerica, has passed upon all matters of Iowa law pertaining to the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific differences as any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request showing the death benefit, Cash Surrender Value and Cash Value. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or Cash Value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG serves as principal underwriter for the Policies. AFSG’s home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG and TCI are our affiliates and like us, are indirect, wholly owned subsidiary of AEGON USA. AFSG and TCI are registered broker-dealers with the Securities and Exchange Commission under the Securities

6

Exchange Act of 1934 and each is a member of NASD, Inc. AFSG and TCI are not members of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with AFSG. AFSG compensates these selling first for their services. Sales representatives are appointed as our insurance agents.

During fiscal years 2004, 2003, and 2002, the amounts paid to AFSG in connection with all Policies sold through the separate account were $0, $1,500, and $5,147, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of them. Or parent company provides capital contributions to AFSG and pays for AFSG’s operating and other expenses, including overhead, legal and accounting fees.

We and TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We and/or AFSG may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

Once each calendar quarter, we plan to mail to Owners at their last known address a report showing the following information as of the end of the report period:

•	the current Cash Value

•	the current Cash Surrender Value

•	the current death benefit

•	any other information required by law

•	any activity since the last report (e.g., premiums paid withdrawals, deductions, loans or loan repayments, and other transactions)

We may amend these reporting procedures at any time, and/or provide less frequent reports.

Records

We will maintain all records relating to the Variable Account and the Fixed Account.

Independent Registered Public Accounting Firm

The financial statements of the Variable account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in the prospectus have been examined by Nik Godon, Vice President of Transamerica, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, as stated in the opinion filed as an exhibit to the Registration Statement.

7

Financial Statements

Transamerica’s statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. Transamerica’s statutory-basis financial statements and schedules should be distinguished from the Variable Account’s financial statements and schedules and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

Underwriters

Underwriting Standards

Your cost of insurance charge will vary by the Insured’s gender, issue age on the Policy Date, length of time from the Policy Date, and rate class. We currently place Insureds into the following rate classes:

•	Approved-Preferred Non-Tobacco

•	Approved Non-Tobacco

•	Approved-Rated Non-Tobacco

•	Approved-Rated II Non-Tobacco

•	Approved-Preferred Tobacco

•	Approved Tobacco

•	Approved-Rated Tobacco

•	Approved-Rated II Tobacco

Simplified Issue Guidelines.

If simplified issue underwriting is used, then in the second and subsequent Policy years, you will have different options depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

1.	Pay an amount up to the difference between the simplified issue limit and the amount paid in the first Policy year, but not more than the amount paid in the first Policy year, with no additional underwriting. This option is only available if no partial withdrawals have been taken.

2.	Pay an amount that exceeds the limit in option (1) up to your attained Age times 1,500, subject to simplified issue underwriting. “Attained Age” is defined as the insured’s age on the Policy Date, plus the number of completed Policy years since the Policy Date.

3.	Pay an amount that exceeds the limit in option (2) on a fully underwritten basis.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

1.	IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

2.	IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

Fully Underwritten Guidelines.

If full underwriting is used, then in the second and subsequent Policy years, you will have different options available to you depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

1.	Pay an amount up to the difference between the underwriting premium and the amount paid in the first Policy year. The underwriting premium is the total premium that you designate yourself to be underwritten for. This option is only available if no partial withdrawals have been taken and if the underwriting premium actually exceeds total premium paid in the first Policy year.

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2.	Pay an amount that exceeds the limit in option (1) up to the attained Age times 1,500, subject to simplified issue underwriting. Note that this option may not exist if the limit in (1) exceeds the attained Age times 1,500.

3.	Pay an amount that exceeds the greater of the limit in options (1) and (2) on a fully underwritten basis.

With respect to both options 2 and 3, the premium will not be accepted if you do not qualify for the underwriting class under which the Policy was issued.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

1.	IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than the simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

2.	IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

IMSA

Transamerica is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each Subaccount’s performance to the performance of:

•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

9

Transamerica’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the Separate Account, the Subaccounts, the funds or their portfolios, or to their performance.

Separate Account VUL-A-Legacy Builder Plus:

Report of Independent Registered Public Accounting Firm, dated January 31, 2005
Statements of Assets and Liabilities at December 31, 2004
Statements of Operations for the year ended December 31, 2004
Statements of Changes in Net Assets for the years ended December 31, 2004 and 2003
Notes to the Financial Statements

Transamerica Life Insurance Company:

Report of Independent Registered Public Accounting Firm, dated February 18, 2005
Statutory-Basis Balance Sheets at December 31, 2004 and 2003
Statutory-Basis Statements of Operations for the years ended December 31, 2004, 2003 and 2002
Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 2004, 2003 and 2002
Statutory-Basis Statements of Cash Flow for the years ended December 31, 2004, 2003 and 2002
Notes to Financial Statements—Statutory-Basis
Statutory-Basis Financial Statement Schedules

10

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of Legacy Builder Plus

Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of certain subaccounts of the Transamerica Life Insurance Company Separate Account VUL-A (comprised of the AIM V.I. Capital Appreciation, AIM V.I. Government Securities, AIM V.I. Core Equity, AIM V.I. Premier Equity, Dreyfus Stock Index, Dreyfus VIF – Money Market, Dreyfus VIF – Small Company Stock, MFS Emerging Growth, MFS Research, MFS Total Return, MFS Utilities, Oppenheimer Global Securities, Oppenheimer Capital Appreciation, Oppenheimer Main Street, Oppenheimer High Income, Oppenheimer Strategic Bond, Van Kampen Emerging Growth, Janus Growth, Transamerica Equity, Fidelity – VIP Equity-Income, Fidelity – VIP Growth, Fidelity – VIP High Income, Fidelity – VIP Contrafund®, Fidelity – VIP Investment Grade Bond, Fidelity – VIP Growth & Income, Fidelity – VIP Balanced, and Fidelity – VIP Mid Cap subaccounts), which are available for investment by contract owners of Legacy Builder Plus, as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Life Insurance Company Separate Account VUL-A which are available for investment by contract owners of Legacy Builder Plus at December 31, 2004, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Des Moines, Iowa

January 31, 2005

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Assets and Liabilities

December 31, 2004

	AIM V.I. Capital Appreciation Subaccount	AIM V.I. Government Securities Subaccount	AIM V.I. Core Equity Subaccount	AIM V.I. Premier Equity Subaccount	Dreyfus Stock Index Subaccount
Assets
Investment in securities:
Number of shares	2,201.530	6,975.462	1,011.245	5,313.711	2,896.080

Cost	$46,569	$84,738	$21,343	$100,331	$82,190

Investments in mutual funds, at net asset value	$49,953	$84,194	$22,854	$113,182	$89,460
Receivable for units sold	—	—	—	—	—

Total assets	49,953	84,194	22,854	113,182	89,460

Liabilities
Payable for units redeemed	60	2	32	4	5

	$49,893	$84,192	$22,822	$113,178	$89,455

Net Assets:
Deferred annuity contracts terminable by owners	$49,893	$84,192	$22,822	$113,178	$89,455

Total net assets	$49,893	$84,192	$22,822	$113,178	$89,455

Accumulation units outstanding	76,346	65,532	31,428	173,382	99,827

Accumulation unit value	$0.653508	$1.284748	$0.726160	$0.652766	$0.896096

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Assets and Liabilities

December 31, 2004

	Dreyfus VIF - Money Market Subaccount	Dreyfus VIF - Small Company Stock Subaccount	MFS Emerging Growth Subaccount	MFS Research Subaccount	MFS Total Return Subaccount
Assets
Investment in securities:
Number of shares	28,811.810	4,517.007	6,532.775	7,596.951	17,295.408

Cost	$28,812	$76,801	$108,623	$103,881	$312,575

Investments in mutual funds, at net asset value	$28,812	$102,355	$114,454	$116,233	$370,641
Receivable for units sold	6	—	—	—	—

Total assets	28,818	102,355	114,454	116,233	370,641

Liabilities
Payable for units redeemed	—	17	10	6	21

	$28,818	$102,338	$114,444	$116,227	$370,620

Net Assets:
Deferred annuity contracts terminable by owners	$28,818	$102,338	$114,444	$116,227	$370,620

Total net assets	$28,818	$102,338	$114,444	$116,227	$370,620

Accumulation units outstanding	26,504	74,516	236,598	146,183	254,599

Accumulation unit value	$1.087314	$1.373375	$0.483707	$0.795078	$1.455701

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Assets and Liabilities

December 31, 2004

	MFS Utilities Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer High Income Subaccount
Assets
Investment in securities:
Number of shares	6,401.026	7,773.044	3,702.288	5,553.671	5,394.586

Cost	$105,352	$159,543	$125,023	$101,506	$44,237

Investments in mutual funds, at net asset value	$130,901	$229,383	$136,948	$115,739	$47,472
Receivable for units sold	—	—	—	—	—

Total assets	130,901	229,383	136,948	115,739	47,472

Liabilities
Payable for units redeemed	22	60	6	5	3

	$130,879	$229,323	$136,942	$115,734	$47,469

Net Assets:
Deferred annuity contracts terminable by owners	$130,879	$229,323	$136,942	$115,734	$47,469

Total net assets	$130,879	$229,323	$136,942	$115,734	$47,469

Accumulation units outstanding	131,213	215,896	163,985	123,074	38,118

Accumulation unit value	$0.997453	$1.062190	$0.835091	$0.940359	$1.245317

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Assets and Liabilities

December 31, 2004

	Oppenheimer Strategic Bond Subaccount	Van Kampen Emerging Growth Subaccount	Janus Growth Subaccount	Transamerica Equity Subaccount	Fidelity - VIP Equity- Income Subaccount
Assets
Investment in securities:
Number of shares	21,431.520	3,698.278	2,556.967	3,950.215	9,232.387

Cost	$95,533	$66,881	$64,297	$64,232	$178,103

Investments in mutual funds, at net asset value	$111,658	$66,014	$89,213	$82,480	$231,641
Receivable for units sold	—	—	—	—	—

Total assets	111,658	66,014	89,213	82,480	231,641

Liabilities
Payable for units redeemed	9	37	10	7	17

	$111,649	$65,977	$89,203	$82,473	$231,624

Net Assets:
Deferred annuity contracts terminable by owners	$111,649	$65,977	$89,203	$82,473	$231,624

Total net assets	$111,649	$65,977	$89,203	$82,473	$231,624

Accumulation units outstanding	78,218	147,307	174,954	104,634	192,997

Accumulation unit value	$1.427414	$0.447889	$0.509868	$0.788206	$1.200141

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Assets and Liabilities

December 31, 2004

	Fidelity - VIP Growth Subaccount	Fidelity - VIP High Income Subaccount	Fidelity - VIP Contrafund® Subaccount	Fidelity - VIP Investment Grade Bond Subaccount	Fidelity - VIP Growth & Income Subaccount
Assets
Investment in securities:
Number of shares	4,151.526	2,101.059	1,747.811	8,661.207	2,853.546

Cost	$134,146	$11,969	$36,019	$112,531	$37,835

Investments in mutual funds, at net asset value	$131,354	$14,518	$46,055	$113,289	$39,122
Receivable for units sold	—	—	—	—	—

Total assets	131,354	14,518	46,055	113,289	39,122

Liabilities
Payable for units redeemed	63	2	6	6	—

	$131,291	$14,516	$46,049	$113,283	$39,122

Net Assets:
Deferred annuity contracts terminable by owners	$131,291	$14,516	$46,049	$113,283	$39,122

Total net assets	$131,291	$14,516	$46,049	$113,283	$39,122

Accumulation units outstanding	203,630	14,716	43,844	82,612	41,561

Accumulation unit value	$0.644755	$0.986379	$1.050303	$1.371263	$0.941319

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Assets and Liabilities

December 31, 2004

	Fidelity - VIP Balanced Subaccount	Fidelity - VIP Mid Cap Subaccount
Assets
Investment in securities:
Number of shares	6,007.416	4,279.005

Cost	$77,806	$80,437

Investments in mutual funds, at net asset value	$85,305	$127,857
Receivable for units sold	—	—

Total assets	85,305	127,857

Liabilities
Payable for units redeemed	3	24

	$85,302	$127,833

Net Assets:
Deferred annuity contracts terminable by owners	$85,302	$127,833

Total net assets	$85,302	$127,833

Accumulation units outstanding	82,797	78,651

Accumulation unit value	$1.030256	$1.625320

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Operations

Year Ended December 31, 2004

	AIM V.I. Capital Appreciation Subaccount	AIM V.I. Government Securities Subaccount	AIM V.I. Core Equity Subaccount	AIM V.I. Premier Equity Subaccount
Net investment income (loss)
Income:
Dividends	$—	$3,181	$217	$512
Expenses:
Administrative, mortality and expense risk charges	422	612	211	1,067

Net investment income (loss)	(422)	2,569	6	(555)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	21,540	1,949	57,831	97,365
Cost of investments sold	26,875	1,833	54,039	92,106

Net realized capital gains (losses) on investments	(5,335)	116	3,792	5,259
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(5,073)	591	2,985	13,588
End of period	3,384	(544)	1,511	12,851

Net change in unrealized appreciation/depreciation of investments	8,457	(1,135)	(1,474)	(737)
Net realized and unrealized capital gains (losses) on investments	3,122	(1,019)	2,318	4,522

Increase (decrease) in net assets from operations	$2,700	$1,550	$2,324	$3,967

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Operations

Year Ended December 31, 2004

	Dreyfus Stock Index Subaccount	Dreyfus VIF - Money Market Subaccount	Dreyfus VIF - Small Company Stock Subaccount	MFS Emerging Growth Subaccount
Net investment income (loss)
Income:
Dividends	$1,529	$336	$—	$—
Expenses:
Administrative, mortality and expense risk charges	629	362	690	798

Net investment income (loss)	900	(26)	(690)	(798)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	6,102	—
Proceeds from sales	4,732	58,714	2,602	19,856
Cost of investments sold	5,646	58,714	2,163	27,113

Net realized capital gains (losses) on investments	(914)	—	6,541	(7,257)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(825)	—	15,957	(14,197)
End of period	7,270	—	25,554	5,831

Net change in unrealized appreciation/depreciation of investments	8,095	—	9,597	20,028

Net realized and unrealized capital gains (losses) on investments	7,181	—	16,138	12,771

Increase (decrease) in net assets from operations	$8,081	$(26)	$15,448	$11,973

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Operations

Year Ended December 31, 2004

	MFS Research Subaccount	MFS Total Return Subaccount	MFS Utilities Subaccount	Oppenheimer Global Securities Subaccount
Net investment income (loss)
Income:
Dividends	$864	$6,144	$1,646	$2,717
Expenses:
Administrative, mortality and expense risk charges	652	2,733	836	1,602

Net investment income (loss)	212	3,411	810	1,115
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	5,355	59,687	13,353	25,829
Cost of investments sold	6,112	54,800	15,672	21,848

Net realized capital gains (losses) on investments	(757)	4,887	(2,319)	3,981
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(3,227)	30,093	(5,509)	38,300
End of period	12,352	58,066	25,549	69,840

Net change in unrealized appreciation/depreciation of investments	15,579	27,973	31,058	31,540

Net realized and unrealized capital gains (losses) on investments	14,822	32,860	28,739	35,521

Increase (decrease) in net assets from operations	$15,034	$36,271	$29,549	$36,636

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Operations

Year Ended December 31, 2004

	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer High Income Subaccount	Oppenheimer Strategic Bond Subaccount
Net investment income (loss)
Income:
Dividends	$457	$973	$2,817	$5,076
Expenses:
Administrative, mortality and expense risk charges	1,021	846	339	780

Net investment income (loss)	(564)	127	2,478	4,296
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	17,588	9,267	6,763	2,557
Cost of investments sold	20,734	9,883	7,026	2,359

Net realized capital gains (losses) on investments	(3,146)	(616)	(263)	198
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	251	4,509	1,922	12,328
End of period	11,925	14,233	3,235	16,125

Net change in unrealized appreciation/depreciation of investments	11,674	9,724	1,313	3,797
Net realized and unrealized capital gains (losses) on investments	8,528	9,108	1,050	3,995

Increase (decrease) in net assets from operations	$7,964	$9,235	$3,528	$8,291

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Operations

Year Ended December 31, 2004

	Van Kampen Emerging Growth Subaccount	Janus Growth Subaccount	Transamerica Equity Subaccount	Fidelity - VIP Equity - Income Subaccount
Net investment income (loss)
Income:
Dividends	$—	$—	$—	$2,981
Expenses:
Administrative, mortality and expense risk charges	487	671	597	1,606

Net investment income (loss)	(487)	(671)	(597)	1,375
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	777
Proceeds from sales	18,474	19,303	9,404	18,071
Cost of investments sold	24,507	14,102	8,751	18,563

Net realized capital gains (losses) on investments	(6,033)	5,201	653	285
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(11,601)	16,940	7,358	33,126
End of period	(867)	24,916	18,248	53,538

Net change in unrealized appreciation/depreciation of investments	10,734	7,976	10,890	20,412

Net realized and unrealized capital gains (losses) on investments	4,701	13,177	11,543	20,697

Increase (decrease) in net assets from operations	$4,214	$12,506	$10,946	$22,072

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Operations

Year Ended December 31, 2004

	Fidelity - VIP Growth Subaccount	Fidelity - VIP High Income Subaccount	Fidelity - VIP Contrafund® Subaccount	Fidelity - VIP Investment Grade Bond Subaccount
Net investment income (loss)
Income:
Dividends	$169	$1,105	$90	$4,587
Expenses:
Administrative, mortality and expense risk charges	957	103	317	853

Net investment income (loss)	(788)	1,002	(227)	3,734
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	3,419
Proceeds from sales	5,877	337	1,266	7,518
Cost of investments sold	7,268	272	1,116	7,380

Net realized capital gains (losses) on investments	(1,391)	65	150	3,557
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(8,011)	2,464	4,159	4,142
End of period	(2,792)	2,549	10,036	758

Net change in unrealized appreciation/depreciation of investments	5,219	85	5,877	(3,384)

Net realized and unrealized capital gains (losses) of investments	3,828	150	6,027	173

Increase (decrease) in net assets from operations	$3,040	$1,152	$5,800	$3,907

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Statements of Operations

Year Ended December 31, 2004

	Fidelity - VIP Growth & Income Subaccount	Fidelity - VIP Balanced Subaccount	Fidelity - VIP Mid Cap Subaccount
Net investment income (loss)
Income:
Dividends	$291	$1,405	$—
Expenses:
Administrative, mortality and expense risk charges	275	622	836

Net investment income (loss)	16	783	(836)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—
Proceeds from sales	1,213	47,626	5,025
Cost of investments sold	1,284	45,058	3,512

Net realized capital gains (losses) on investments	(71)	2,568	1,513
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(477)	6,781	23,386
End of period	1,287	7,499	47,420

Net change in unrealized appreciation/depreciation of investments	1,764	718	24,034

Net realized and unrealized capital gains (losses) on investments	1,693	3,286	25,547

Increase (decrease) in net assets from operations	$1,709	$4,069	$24,711

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	AIM V.I. Capital Appreciation Subaccount		AIM V.I. Government Securities Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(422)	$(421)	$2,569	$1,381
Net realized capital gains (losses) on investments	(5,335)	(2,506)	116	480
Net change in unrealized appreciation/depreciation of investments	8,457	17,314	(1,135)	(1,587)

Increase (decrease) in net assets from operations	2,700	14,387	1,550	274

Contract transactions
Net contract purchase payments	—	556	—	—
Transfer payments from (to) other subaccounts or general account	(67)	(1,109)	5,582	(3,205)
Contract terminations, withdrawals, and other deductions	(15,621)	(563)	—	(1,176)
Contract maintenance charges	(1,019)	(1,206)	(1,346)	(1,191)

Increase (decrease) in net assets from contract transactions	(16,707)	(2,322)	4,236	(5,572)

Net increase (decrease) in net assets	(14,007)	12,065	5,786	(5,298)

Net assets:
Beginning of the period	63,900	51,835	78,406	83,704

End of the period	$49,893	$63,900	$84,192	$78,406

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	AIM V.I. Core Equity Subaccount		AIM V.I. Premier Equity Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$6	$(42)	$(555)	$(749)
Net realized capital gains (losses) on investments	3,792	(12,042)	5,259	(28,407)
Net change in unrealized appreciation/depreciation of investments	(1,474)	22,232	(737)	64,835

Increase (decrease) in net assets from operations	2,324	10,148	3,967	35,679

Contract transactions
Net contract purchase payments	—	24,999	1	—
Transfer payments from (to) other subaccounts or general account	(1,631)	(23,343)	(29,182)	19,631
Contract terminations, withdrawals, and other deductions	(17,198)	(26,957)	(24,702)	(19,075)
Contract maintenance charges	(421)	(1,754)	(2,763)	(3,173)

Increase (decrease) in net assets from contract transactions	(19,250)	(27,055)	(56,646)	(2,617)

Net increase (decrease) in net assets	(16,926)	(16,907)	(52,679)	33,062

Net assets:
Beginning of the period	39,748	56,655	165,857	132,795

End of the period	$22,822	$39,748	$113,178	$165,857

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Dreyfus Stock Index Subaccount		Dreyfus VIF - Money Market Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$900	$446	$(26)	$(55)
Net realized capital gains (losses) on investments	(914)	(924)	—	—
Net change in unrealized appreciation/depreciation of investments	8,095	15,643	—	—

Increase (decrease) in net assets from operations	8,081	15,165	(26)	(55)

Contract transactions
Net contract purchase payments	—	1,556	—	—
Transfer payments from (to) other subaccounts or general account	(100)	28,253	(21,558)	(8,653)
Contract terminations, withdrawals, and other deductions	—	(734)	(32,635)	(8,899)
Contract maintenance charges	(1,541)	(1,266)	(486)	(1,999)

Increase (decrease) in net assets from contract transactions	(1,641)	27,809	(54,679)	(19,551)

Net increase (decrease) in net assets	6,440	42,974	(54,705)	(19,606)

Net assets:
Beginning of the period	83,015	40,041	83,523	103,129

End of the period	$89,455	$83,015	$28,818	$83,523

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Dreyfus VIF - Small Company Stock Subaccount		MFS Emerging Growth Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(690)	$(464)	$(798)	$(623)
Net realized capital gains (losses) on investments	6,541	(66)	(7,257)	(2,448)
Net change in unrealized appreciation/depreciation of investments	9,597	27,249	20,028	24,502

Increase (decrease) in net assets from operations	15,448	26,719	11,973	21,431

Contract transactions
Net contract purchase payments	—	1,001	—	—
Transfer payments from (to) other subaccounts or general account	(233)	100	13,048	5,299
Contract terminations, withdrawals, and other deductions	—	(1,074)	(2,967)	(394)
Contract maintenance charges	(1,688)	(1,399)	(2,046)	(1,587)

Increase (decrease) in net assets from contract transactions	(1,921)	(1,372)	8,035	3,318

Net increase (decrease) in net assets	13,527	25,347	20,008	24,749

Net assets:
Beginning of the period	88,811	63,464	94,436	69,687

End of the period	$102,338	$88,811	$114,444	$94,436

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	MFS Research Subaccount		MFS Total Return Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$212	$(58)	$3,411	$3,080
Net realized capital gains (losses) on investments	(757)	(3,979)	4,887	(3,652)
Net change in unrealized appreciation/depreciation of investments	15,579	20,162	27,973	50,436

Increase (decrease) in net assets from operations	15,034	16,125	36,271	49,864

Contract transactions
Net contract purchase payments	—	—	—	—
Transfer payments from (to) other subaccounts or general account	26,767	(6,395)	1,875	49,569
Contract terminations, withdrawals, and other deductions	(3,053)	(625)	(32,971)	(37,538)
Contract maintenance charges	(1,594)	(1,456)	(6,691)	(6,624)

Increase (decrease) in net assets from contract transactions	22,120	(8,476)	(37,787)	5,407

Net increase (decrease) in net assets	37,154	7,649	(1,516)	55,271

Net assets:
Beginning of the period	79,073	71,424	372,136	316,865

End of the period	$116,227	$79,073	$370,620	$372,136

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	MFS Utilities Subaccount		Oppenheimer Global Securities Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$810	$1,533	$1,115	$25
Net realized capital gains (losses) on investments	(2,319)	(5,607)	3,981	(9,592)
Net change in unrealized appreciation/depreciation of investments	31,058	32,753	31,540	70,745

Increase (decrease) in net assets from operations	29,549	28,679	36,636	61,178

Contract transactions
Net contract purchase payments	—	—	—	15,000
Transfer payments from (to) other subaccounts or general account	(1,334)	(6,124)	(3,332)	7,723
Contract terminations, withdrawals, and other deductions	—	(688)	(12,823)	(801)
Contract maintenance charges	(2,361)	(2,010)	(4,068)	(3,481)

Increase (decrease) in net assets from contract transactions	(3,695)	(8,822)	(20,223)	18,441

Net increase (decrease) in net assets	25,854	19,857	16,413	79,619

Net assets:
Beginning of the period	105,025	85,168	212,910	133,291

End of the period	$130,879	$105,025	$229,323	$212,910

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Oppenheimer Capital Appreciation Subaccount		Oppenheimer Main Street Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(564)	$(456)	$127	$256
Net realized capital gains (losses) on investments	(3,146)	(1,442)	(616)	(3,543)
Net change in unrealized appreciation/depreciation of investments	11,674	35,824	9,724	29,258

Increase (decrease) in net assets from operations	7,964	33,926	9,235	25,971

Contract transactions
Net contract purchase payments	—	—	—	1,000
Transfer payments from (to) other subaccounts or general account	(450)	344	(3,004)	(14,941)
Contract terminations, withdrawals, and other deductions	(13,841)	(710)	(3,178)	(783)
Contract maintenance charges	(2,278)	(2,342)	(2,239)	(2,075)

Increase (decrease) in net assets from contract transactions	(16,569)	(2,708)	(8,421)	(16,799)

Net increase (decrease) in net assets	(8,605)	31,218	814	9,172

Net assets:
Beginning of the period	145,547	114,329	114,920	105,748

End of the period	$136,942	$145,547	$115,734	$114,920

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Oppenheimer High Income Subaccount		Oppenheimer Strategic Bond Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$2,478	$2,525	$4,296	$5,744
Net realized capital gains (losses) on investments	(263)	(217)	198	1,624
Net change in unrealized appreciation/ depreciation of investments	1,313	6,225	3,797	9,687

Increase (decrease) in net assets from operations	3,528	8,533	8,291	17,055

Contract transactions
Net contract purchase payments	—	2,000	—	2,001
Transfer payments from (to) other subaccounts or general account	(195)	190	5,483	(16,153)
Contract terminations, withdrawals, and other deductions	—	(1,066)	—	(1,224)
Contract maintenance charges	(845)	(835)	(1,780)	(1,771)

Increase (decrease) in net assets from contract transactions	(1,040)	289	3,703	(17,147)

Net increase (decrease) in net assets	2,488	8,822	11,994	(92)

Net assets:
Beginning of the period	44,981	36,159	99,655	99,747

End of the period	$47,469	$44,981	$111,649	$99,655

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Van Kampen Emerging Growth Subaccount		Janus Growth Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(487)	$(484)	$(671)	$(571)
Net realized capital gains (losses) on investments	(6,033)	(1,654)	5,201	(13,563)
Net change in unrealized appreciation/ depreciation of investments	10,734	17,713	7,976	35,081

Increase (decrease) in net assets from operations	4,214	15,575	12,506	20,947

Contract transactions
Net contract purchase payments	—	1,222	—	25,890
Transfer payments from (to) other subaccounts or general account	5,511	(59)	(133)	14,685
Contract terminations, withdrawals, and other deductions	(14,468)	(386)	(13,628)	(401)
Contract maintenance charges	(1,244)	(1,774)	(2,103)	(2,764)

Increase (decrease) in net assets from contract transactions	(10,201)	(997)	(15,864)	37,410

Net increase (decrease) in net assets	(5,987)	14,578	(3,358)	58,357

Net assets:
Beginning of the period	71,964	57,386	92,561	34,204

End of the period	$65,977	$71,964	$89,203	$92,561

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Transamerica Equity Subaccount		Fidelity - VIP Equity- Income Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(597)	$(545)	$1,375	$1,690
Net realized capital gains (losses) on investments	653	1,033	285	(11,841)
Net change in unrealized appreciation/ depreciation of investments	10,890	18,606	20,412	61,782

Increase (decrease) in net assets from operations	10,946	19,094	22,072	51,631

Contract transactions
Net contract purchase payments	—	—	—	10,000
Transfer payments from (to) other subaccounts or general account	(553)	5,549	(7,098)	890
Contract terminations, withdrawals, and other deductions	(6,826)	(618)	—	(35,885)
Contract maintenance charges	(1,432)	(1,148)	(3,913)	(3,631)

Increase (decrease) in net assets from contract transactions	(8,811)	3,783	(11,011)	(28,626)

Net increase (decrease) in net assets	2,135	22,877	11,061	23,005

Net assets:
Beginning of the period	80,338	57,461	220,563	197,558

End of the period	$82,473	$80,338	$231,624	$220,563

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Fidelity - VIP Growth Subaccount		Fidelity - VIP High Income Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(788)	$(717)	$1,002	$1,742
Net realized capital gains (losses) on investments	(1,391)	(2,014)	65	2,684
Net change in unrealized appreciation/ depreciation of investments	5,219	34,343	85	2,210

Increase (decrease) in net assets from operations	3,040	31,612	1,152	6,636

Contract transactions
Net contract purchase payments	—	—	—	—
Transfer payments from (to) other subaccounts or general account	178	(737)	(1)	590
Contract terminations, withdrawals, and other deductions	—	(573)	—	(16,122)
Contract maintenance charges	(2,252)	(2,112)	(233)	(452)

Increase (decrease) in net assets from contract transactions	(2,074)	(3,422)	(234)	(15,984)

Net increase (decrease) in net assets	966	28,190	918	(9,348)

Net assets:
Beginning of the period	130,325	102,135	13,598	22,946

End of the period	$131,291	$130,325	$14,516	$13,598

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Fidelity -VIP Contrafund® Subaccount		Fidelity - VIP Investment Grade Bond Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(227)	$(161)	$3,734	$6,486
Net realized capital gains (losses) on investments	150	(43)	3,557	11,975
Net change in unrealized appreciation/ depreciation of investments	5,877	9,222	(3,384)	(10,025)

Increase (decrease) in net assets from operations	5,800	9,018	3,907	8,436

Contract transactions
Net contract purchase payments	—	999	—	—
Transfer payments from (to) other subaccounts or general account	(4)	400	3,246	(74,775)
Contract terminations, withdrawals, and other deductions	—	(838)	(4,968)	(49,068)
Contract maintenance charges	(949)	(902)	(1,752)	(2,524)

Increase (decrease) in net assets from contract transactions	(953)	(341)	(3,474)	(126,367)

Net increase (decrease) in net assets	4,847	8,677	433	(117,931)

Net assets:
Beginning of the period	41,202	32,525	112,850	230,781

End of the period	$46,049	$41,202	$113,283	$112,850

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Fidelity -VIP Contrafund® Subaccount		Fidelity - VIP Investment Grade Bond Subaccount
	2004	2003	2004	2003
Operations
Net investment income (loss)	$(227)	$(161)	$3,734	$6,486
Net realized capital gains (losses) on investments	150	(43)	3,557	11,975
Net change in unrealized appreciation/ depreciation of investments	5,877	9,222	(3,384)	(10,025)

Increase (decrease) in net assets from operations	5,800	9,018	3,907	8,436

Contract transactions
Net contract purchase payments	—	999	—	—
Transfer payments from (to) other subaccounts or general account	(4)	400	3,246	(74,775)
Contract terminations, withdrawals, and other deductions	—	(838)	(4,968)	(49,068)
Contract maintenance charges	(949)	(902)	(1,752)	(2,524)

Increase (decrease) in net assets from contract transactions	(953)	(341)	(3,474)	(126,367)

Net increase (decrease) in net assets	4,847	8,677	433	(117,931)

Net assets:
Beginning of the period	41,202	32,525	112,850	230,781

End of the period	$46,049	$41,202	$113,283	$112,850

See accompanying notes.

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003

	Fidelity - VIP Growth & Income Subaccount		Fidelity - VIP Balanced Subaccount		Fidelity - VIP Mid Cap Subaccount
	2004	2003	2004	2003	2004	2003
Operations
Net investment income (loss)	$16	$28	$783	$1,569	$(836)	$(427)
Net realized capital gains (losses) on investments	(71)	(168)	2,568	(2,376)	1,513	343
Net change in unrealized appreciation/ depreciation of investments	1,764	2,145	718	13,961	24,034	28,184

Increase (decrease) in net assets from operations	1,709	2,005	4,069	13,154	24,711	28,100

Contract transactions
Net contract purchase payments	—	—	—	25,001	—	1,000
Transfer payments from (to) other subaccounts or general account	28,059	6	(22,760)	14,377	(2,006)	17,905
Contract terminations, withdrawals, and other deductions	—	(818)	—	(907)	—	(1,207)
Contract maintenance charges	(822)	(127)	(1,339)	(1,957)	(2,197)	(1,665)

Increase (decrease) in net assets from contract transactions	27,237	(939)	(24,099)	36,514	(4,203)	16,033

Net increase (decrease) in net assets	28,946	1,066	(20,030)	49,668	20,508	44,133

Net assets:
Beginning of the period	10,176	9,110	105,332	55,664	107,325	63,192

End of the period	$39,122	$10,176	$85,302	$105,332	$127,833	$107,325

See accompanying notes.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

1. Organization and Summary of Significant Accounting Policies

Organization

Separate Account VUL-A - Legacy Builder Plus (the Mutual Fund Account) is a segregated investment account of Transamerica Life Insurance Company (Transamerica Life), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of multiple investment subaccounts. Activity in these specified investment subaccounts is available to contract owners of Legacy Builder Plus.

Subaccount Investment by Fund:

AIM Variable Insurance Funds-Series I Shares:

AIM V.I. Capital Appreciation Fund-Series I Shares

AIM V.I. Government Securities Fund-Series I Shares

AIM V.I. Core Equity Fund-Series I Shares

AIM V.I. Premier Equity Fund-Series I Shares

Dreyfus Stock Index Fund-Initial Class

Dreyfus Variable Investment Fund:

Dreyfus VIF-Money Market Portfolio

Dreyfus Variable Investment Fund-Initial Class:

Dreyfus VIF-Small Company Stock Portfolio-Initial Class

MFS® Variable Insurance TrustSM:

MFS Emerging Growth Series

MFS Research Series

MFS Total Return Series

MFS Utilities Series

Oppenheimer Variable Account Funds:

Oppenheimer Global Securities Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Strategic Bond Fund/VA

AEGON/Transamerica Series Fund, Inc.-Initial Class:

Van Kampen Emerging Growth-Initial Class

Janus Growth-Initial Class

Transamerica Equity-Initial Class

Variable Insurance Products Funds (VIP)-Service Class 2:

Fidelity-VIP Equity-Income Portfolio-Service Class 2

Fidelity-VIP Growth Portfolio-Service Class 2

Fidelity-VIP High Income Portfolio-Service Class 2

Fidelity - VIP Contrafund® Portfolio-Service Class 2

Fidelity-VIP Investment Grade Bond Portfolio-Service Class 2

Fidelity-VIP Growth & Income Portfolio-Service Class 2

Fidelity-VIP Balanced Portfolio-Service Class 2

Fidelity-VIP Mid Cap Portfolio-Service Class 2

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2004.

Realized capital gains and losses from sales of shares in the mutual funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2004 were as follows:

	Purchases	Sales
AIM Variable Insurance Funds-Series I Shares:
AIM V.I. Capital Appreciation Fund-Series I Shares	$4,416	$21,540
AIM V.I. Government Securities Fund-Series I Shares	8,755	1,949
AIM V.I. Core Equity Fund-Series I Shares	38,589	57,831
AIM V.I. Premier Equity Fund-Series I Shares	40,164	97,365
Dreyfus Stock Index Fund-Initial Class	3,994	4,732
Dreyfus Variable Investment Fund:
Dreyfus VIF-Money Market Portfolio	4,010	58,714
Dreyfus Variable Investment Fund-Initial Class:
Dreyfus VIF-Small Company Stock Portfolio-Initial Class	6,102	2,602
MFS® Variable Insurance TrustSM:
MFS Emerging Growth Series	27,099	19,856
MFS Research Series	27,692	5,355
MFS Total Return Series	25,323	59,687
MFS Utilities Series	10,483	13,353
Oppenheimer Variable Account Funds:
Oppenheimer Global Securities Fund/VA	6,739	25,829
Oppenheimer Capital Appreciation Fund/VA	457	17,588
Oppenheimer Main Street Fund/VA	975	9,267
Oppenheimer High Income Fund/VA	8,202	6,763
Oppenheimer Strategic Bond Fund/VA	10,559	2,557
AEGON/Transamerica Series Fund, Inc.-Initial Class:
Van Kampen Emerging Growth-Initial Class	7,791	18,474
Janus Growth-Initial Class	2,772	19,303
Transamerica Equity-Initial Class	—	9,404
Variable Insurance Products Funds (VIP)-Service Class 2:
Fidelity-VIP Equity-Income Portfolio-Service Class 2	9,221	18,071
Fidelity-VIP Growth Portfolio-Service Class 2	3,019	5,877
Fidelity-VIP High Income Portfolio-Service Class 2	1,105	337
Fidelity - VIP Contrafund® Portfolio-Service Class 2	90	1,266
Fidelity-VIP Investment Grade Bond Portfolio-Service Class 2	11,199	7,518
Fidelity-VIP Growth & Income Portfolio-Service Class 2	28,466	1,213
Fidelity-VIP Balanced Portfolio-Service Class 2	24,311	47,626
Fidelity-VIP Mid Cap Portfolio-Service Class 2	—	5,025

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	AIM V.I. Capital Appreciation Subaccount	AIM V.I. Government Securities Subaccount	AIM V.I. Core Equity Subaccount	AIM V.I. Premier Equity Subaccount	Dreyfus Stock Index Subaccount
Units outstanding at January 1, 2003	107,915	66,535	104,208	265,146	62,518
Units purchased	988	—	45,874	—	2,212
Units redeemed and transferred	(5,422)	(4,409)	(90,880)	1,598	37,003

Units outstanding at December 31, 2003	103,481	62,126	59,202	266,744	101,733
Units purchased	—	—	—	—	—
Units redeemed and transferred	(27,135)	3,406	(27,774)	(93,362)	(1,906)

Units outstanding at December 31, 2004	76,346	65,532	31,428	173,382	99,827

	Dreyfus VIF - Money Market Subaccount	Dreyfus VIF - Small Company Stock Subaccount	MFS Emerging Growth Subaccount	MFS Research Subaccount	MFS Total Return Subaccount
Units outstanding at January 1, 2003	94,847	77,121	208,782	127,854	277,681
Units purchased	—	1,161	—	—	—
Units redeemed and transferred	(17,992)	(2,213)	10,104	(13,499)	4,778

Units outstanding at December 31, 2003	76,855	76,070	218,886	114,356	282,459
Units purchased	—	—	—	—	—
Units redeemed and transferred	(50,351)	(1,554)	17,712	31,827	(27,860)

Units outstanding at December 31, 2004	26,504	74,516	236,598	146,183	254,599

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

3. Accumulation Units Outstanding

	MFS Utilities Subaccount	Oppenheimer Global Securities Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer High Income Subaccount
Units outstanding at January 1, 2003	148,831	210,695	188,858	153,664	38,638
Units purchased	—	23,749	—	1,375	1,924
Units redeemed and transferred	(12,766)	2,631	(3,871)	(22,269)	(1,497)

Units outstanding at December 31, 2003	136,066	237,075	184,987	132,770	39,065
Units purchased	—	—	—	—	—
Units redeemed and transferred	(4,853)	(21,179)	(21,002)	(9,696)	(947)

Units outstanding at December 31, 2004	131,213	215,896	163,985	123,074	38,118

	Oppenheimer Strategic Bond Subaccount	Van Kampen Emerging Growth Subaccount	Janus Growth Subaccount	Transamerica Equity Subaccount	Fidelity - VIP Equity- Income Subaccount
Units outstanding at January 1, 2003	88,333	173,314	100,782	109,141	234,549
Units purchased	1,643	3,316	73,442	—	11,794
Units redeemed and transferred	(14,671)	(5,766)	33,948	8,015	(43,444)

Units outstanding at December 31, 2003	75,304	170,864	208,172	117,155	202,899
Units purchased	—	—	—	—	—
Units redeemed and transferred	2,914	(23,557)	(33,218)	(12,521)	(9,902)

Units outstanding at December 31, 2004	78,218	147,307	174,954	104,634	192,997

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

3. Accumulation Units Outstanding

	Fidelity - VIP Growth Subaccount	Fidelity - VIP High Income Subaccount	Fidelity - VIP Contrafund® Subaccount	Fidelity - VIP Investment Grade Bond Subaccount	Fidelity - VIP Growth & Income Subaccount
Units outstanding at January 1, 2003	213,297	31,775	45,038	181,284	12,419
Units purchased	—	—	1,322	—	—
Units redeemed and transferred	(6,412)	(16,808)	(1,522)	(96,180)	(1,097)

Units outstanding at December 31, 2003	206,885	14,967	44,838	85,105	11,323
Units purchased	—	—	—	—	—
Units redeemed and transferred	(3,255)	(251)	(994)	(2,493)	30,238

Units outstanding at December 31, 2004	203,630	14,716	43,844	82,612	41,561

	Fidelity - VIP Balanced Subaccount	Fidelity - VIP Mid Cap Subaccount
Units outstanding at January 1, 2003	65,710	66,011
Units purchased	28,961	1,056
Units redeemed and transferred	12,027	14,634

Units outstanding at December 31, 2003	106,698	81,700
Units purchased	—	—
Units redeemed and transferred	(23,901)	(3,049)

Units outstanding at December 31, 2004	82,797	78,651

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

4. Financial Highlights

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return*** Corresponding to Lowest to Highest Expense Ratio
	AIM V.I. Capital Appreciation
	12/31/2004	76,346	$0.65	$49,893	0.00%	1.30%	5.83%
	12/31/2003	103,481	0.62	63,900	0.00	1.30	28.56
	12/31/2002	107,915	0.48	51,835	0.00	1.30	(24.92)
	12/31/2001	88,361	0.64	56,530	0.00	1.30	(23.85)
	AIM V.I. Government Securities
	12/31/2004	65,532	1.28	84,192	3.89	1.30	1.80
	12/31/2003	62,126	1.26	78,406	2.40	1.30	0.32
	12/31/2002	66,535	1.26	83,704	3.57	1.30	8.78
	12/31/2001	7,327	1.16	8,474	5.59	1.30	5.62
	AIM V.I. Core Equity
	12/31/2004	31,428	0.73	22,822	0.75	1.30	8.16
	12/31/2003	59,202	0.67	39,748	0.69	1.30	23.49
	12/31/2002	104,208	0.54	56,655	0.37	1.30	(16.21)
	12/31/2001	111,587	0.65	72,406	0.06	1.30	(23.41)
	AIM V.I. Premier Equity
	12/31/2004	173,382	0.65	113,178	0.36	1.30	4.98
	12/31/2003	266,744	0.62	165,857	0.29	1.30	24.15
	12/31/2002	265,146	0.50	132,795	0.34	1.30	(30.78)
	12/31/2001	231,744	0.72	167,674	0.16	1.30	(13.22)
	Dreyfus Stock Index
	12/31/2004	99,827	0.90	89,455	1.82	1.30	9.81
	12/31/2003	101,733	0.82	83,015	1.48	1.30	27.41
	12/31/2002	62,518	0.64	40,041	1.33	1.30	(22.94)
	12/31/2001	72,614	0.83	60,353	1.13	1.30	(12.84)
	Dreyfus VIF - Money Market
	12/31/2004	26,504	1.09	28,818	0.68	1.30	0.05
	12/31/2003	76,855	1.09	83,523	0.70	1.30	(0.05)
	12/31/2002	94,847	1.09	103,129	1.49	1.30	0.71
	12/31/2001	54,095	1.08	58,405	3.72	1.30	3.19
	Dreyfus VIF - Small Company Stock
	12/31/2004	74,516	1.37	102,338	0.00	1.30	17.63
	12/31/2003	76,070	1.17	88,811	0.12	1.30	41.87
	12/31/2002	77,121	0.82	63,464	0.25	1.30	(20.31)
	12/31/2001	33,534	1.03	34,628	0.05	1.30	(2.27)

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return*** Corresponding to Lowest to Highest Expense Ratio
MFS Emerging Growth
	12/31/2004	236,598	$0.48	$114,444	0.00%	1.30%	12.11%
	12/31/2003	218,886	0.43	94,436	0.00	1.30	29.26
	12/31/2002	208,782	0.33	69,687	0.00	1.30	(34.25)
	12/31/2001	164,507	0.51	83,518	0.00	1.30	(33.99)
MFS Research
	12/31/2004	146,183	0.80	116,227	0.98	1.30	14.98
	12/31/2003	114,356	0.69	79,073	0.67	1.30	23.78
	12/31/2002	127,854	0.56	71,424	0.26	1.30	(25.10)
	12/31/2001	133,595	0.75	99,639	0.01	1.30	(21.84)
MFS Total Return
	12/31/2004	254,599	1.46	370,620	1.67	1.30	10.49
	12/31/2003	282,459	1.32	372,136	1.67	1.30	15.46
	12/31/2002	277,681	1.14	316,865	1.62	1.30	(5.87)
	12/31/2001	148,590	1.21	180,140	1.42	1.30	(0.50)
MFS Utilities
	12/31/2004	131,213	1.00	130,879	1.48	1.30	29.23
	12/31/2003	136,066	0.77	105,025	2.36	1.30	34.88
	12/31/2002	148,831	0.57	85,168	2.82	1.30	(23.33)
	12/31/2001	152,406	0.75	113,755	3.67	1.30	(24.77)
Oppenheimer Global Securities
	12/31/2004	215,896	1.06	229,323	1.27	1.30	18.27
	12/31/2003	237,075	0.90	212,910	0.76	1.30	41.96
	12/31/2002	210,695	0.63	133,291	0.56	1.30	(22.72)
	12/31/2001	134,400	0.82	110,015	0.54	1.30	(12.70)
Oppenheimer Capital Appreciation
	12/31/2004	163,985	0.84	136,942	0.33	1.30	6.14
	12/31/2003	184,987	0.79	145,547	0.39	1.30	29.97
	12/31/2002	188,858	0.61	114,329	0.55	1.30	(27.40)
	12/31/2001	115,527	0.83	96,337	0.41	1.30	(13.23)
Oppenheimer Main Street
	12/31/2004	123,074	0.94	115,734	0.86	1.30	8.64
	12/31/2003	132,770	0.87	114,920	0.98	1.30	25.78
	12/31/2002	153,664	0.69	105,748	0.79	1.30	(19.40)
	12/31/2001	209,705	0.85	179,054	0.39	1.30	(10.83)

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Oppenheimer High Income
	12/31/2004	38,118	$1.25	$47,469	6.27%	1.30%	8.15%
	12/31/2003	39,065	1.15	44,981	6.84	1.30	23.04
	12/31/2002	38,638	0.94	36,159	9.04	1.30	(3.12)
	12/31/2001	26,397	0.97	25,500	7.67	1.30	1.21
Oppenheimer Strategic Bond
	12/31/2004	78,218	1.43	111,649	4.87	1.30	7.86
	12/31/2003	75,304	1.32	99,655	6.12	1.30	17.19
	12/31/2002	88,333	1.13	99,747	5.19	1.30	6.64
	12/31/2001	39,613	1.06	41,945	2.55	1.30	4.06
Van Kampen Emerging Growth
	12/31/2004	147,307	0.45	65,977	0.00	1.30	6.34
	12/31/2003	170,864	0.42	71,964	0.00	1.30	27.20
	12/31/2002	173,314	0.33	57,386	0.08	1.30	(33.56)
	12/31/2001	207,737	0.50	103,527	0.09	1.30	(33.73)
Janus Growth
	12/31/2004	174,954	0.51	89,203	0.00	1.30	14.67
	12/31/2003	208,172	0.44	92,561	0.00	1.30	31.01
	12/31/2002	100,782	0.34	34,204	0.00	1.30	(30.45)
	12/31/2001	136,285	0.49	66,500	0.00	1.30	(28.74)
Transamerica Equity
	12/31/2004	104,634	0.79	82,473	0.00	1.30	14.94
	12/31/2003	117,155	0.69	80,338	0.00	1.30	30.25
	12/31/2002	109,141	0.53	57,461	0.00	1.30	(22.82)
	12/31/2001	162,240	0.68	110,673	0.00	1.30	(18.24)
Fidelity - VIP Equity-Income
	12/31/2004	192,997	1.20	231,624	1.38	1.30	10.40
	12/31/2003	202,899	1.09	220,563	1.63	1.30	29.06
	12/31/2002	234,549	0.84	197,558	1.31	1.30	(17.77)
	12/31/2001	104,496	1.02	107,035	0.16	1.30	(5.93)
Fidelity - VIP Growth
	12/31/2004	203,630	0.64	131,291	0.13	1.30	2.35
	12/31/2003	206,885	0.63	130,325	0.12	1.30	31.56
	12/31/2002	213,297	0.48	102,135	0.14	1.30	(30.81)
	12/31/2001	168,106	0.69	116,348	0.04	1.30	(18.48)

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity - VIP High Income
	12/31/2004	14,716	$0.99	$14,516	8.00%	1.30%	8.57%
	12/31/2003	14,967	0.91	13,598	7.06	1.30	25.81
	12/31/2002	31,775	0.72	22,946	8.63	1.30	2.53
	12/31/2001	8,667	0.70	6,104	11.27	1.30	(12.59)
Fidelity - VIP Contrafund®
	12/31/2004	43,844	1.05	46,049	0.21	1.30	14.30
	12/31/2003	44,838	0.92	41,202	0.30	1.30	27.24
	12/31/2002	45,038	0.72	32,525	0.76	1.30	(10.28)
	12/31/2001	48,691	0.80	39,190	0.39	1.30	(13.12)
Fidelity - VIP Investment Grade Bond
	12/31/2004	82,612	1.37	113,283	4.03	1.30	3.41
	12/31/2003	85,105	1.33	112,850	4.54	1.30	4.16
	12/31/2002	181,284	1.27	230,781	2.78	1.30	9.28
	12/31/2001	60,309	1.16	70,258	0.50	1.30	7.36
Fidelity - VIP Growth & Income
	12/31/2004	41,561	0.94	39,122	0.82	1.30	4.74
	12/31/2003	11,323	0.90	10,176	1.04	1.30	22.53
	12/31/2002	12,419	0.73	9,110	1.38	1.30	(17.46)
	12/31/2001	12,579	0.89	11,180	0.17	1.30	(9.69)
Fidelity - VIP Balanced
	12/31/2004	82,797	1.03	85,302	1.64	1.30	4.36
	12/31/2003	106,698	0.99	105,332	2.63	1.30	16.54
	12/31/2002	65,710	0.85	55,664	3.05	1.30	(9.61)
	12/31/2001	29,787	0.94	27,916	2.04	1.30	(2.60)
Fidelity - VIP Mid Cap
	12/31/2004	78,651	1.63	127,833	0.00	1.30	23.73
	12/31/2003	81,700	1.31	107,325	0.22	1.30	37.22
	12/31/2002	66,011	0.96	63,192	0.90	1.30	(10.70)
	12/31/2001	68,052	1.07	72,948	0.00	1.30	(4.24)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Transamerica Life Insurance Company

Separate Account VUL-A - Legacy Builder Plus

Notes to Financial Statements

December 31, 2004

5. Administrative, Mortality, and Expense Risk Charges

Transamerica Life deducts a monthly charge from the cash value of the policy from each subaccount to cover administrative expenses. This administration charge is $2.50 per month for policies with a cash value less than $50,000. An additional monthly administration charge of 0.55% of the assets in the variable account is charged during the first ten policy years. Transamerica Life also assesses a monthly cost of insurance charge for underwriting the death benefit of the policy. The cost of insurance charge depends on a number of variables that would cause it to vary from policy to policy and from month to month.

Transamerica Life deducts a daily charge for assuming certain mortality and expense risks. This charge is equal to an effective annual rate of 0.75% of the value of the contract owner’s individual account.

6. Income Taxes

Operations of the Mutual Fund Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Transamerica Life, as long as earnings are credited under the variable life insurance contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Transamerica Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39. Also as described in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting policy for derivative instruments and changed various accounting policies to be in accordance with Actuarial Guideline 38.

/s/ Ernst & Young LLP

Des Moines, Iowa

February 18, 2005

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2004	2003
		Restated
Admitted assets
Cash and invested assets:
Cash and short-term investments	$1,083,915	$180,965
Bonds	23,378,296	21,237,543
Preferred stocks:
Affiliated entities	1,102	944
Other	120,241	98,178
Common stocks:
Affiliated entities (cost: 2004 - $24,063; 2003 - $24,063)	884	881
Other (cost: 2004 - $153,940; 2003 - $125,365)	164,778	127,048
Mortgage loans on real estate	3,907,422	3,585,272
Real estate:
Home office properties	6,692	6,919
Properties held for production of income	5,538	23,303
Properties held for sale	24,523	16,792
Policy loans	79,894	76,455
Receivable for securities	27,623	187,855
Other invested assets	847,895	621,906

Total cash and invested assets	29,648,803	26,164,061

Premiums deferred and uncollected	21,015	19,154
Accrued investment income	346,572	334,741
Reinsurance receivable	1,170	1,862
Federal and foreign income tax recoverable	—	5,086
Net deferred income tax asset	68,033	76,844
Receivable from parent, subsidiaries, and affiliates	47,800	—
Other admitted assets	73,130	27,415
Separate account assets	13,878,229	12,262,847

Total admitted assets	$44,084,752	$38,892,010

	December 31
	2004	2003
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$3,946,111	$3,540,615
Annuity	14,791,947	13,786,889
Accident and health	627,835	530,131
Policy and contract claim reserves:
Life	28,606	20,918
Accident and health	36,691	26,686
Liabilities for deposit-type contracts	6,540,314	6,935,643
Other policyholders’ funds	2,592	2,984
Remittances and items not allocated	72,439	123,918
Asset valuation reserve	344,254	159,814
Interest maintenance reserve	91,286	57,984
Other liabilities	372,879	361,535
Reinsurance in unauthorized companies	253	117
Funds held under coinsurance and other reinsurance treaties	712,272	71,495
Transfers from separate accounts due or accrued	(476,452)	(523,760)
Federal and foreign income taxes payable	8,068	—
Payable for securities	1,270,919	182,974
Payable to affiliates	12,193	21,093
Separate account liabilities	13,838,210	12,217,743

Total liabilities	42,220,417	37,516,779

Capital and surplus:
Common stock, $10 per share par value, 500,000 shares authorized, 257,795 issued and outstanding shares at December 31, 2004, 223,500 issued and outstanding at December 31, 2003	2,578	2,235
Preferred stock, $10 per share par value, 42,500 shares authorized, issued and outstanding (total liquidation value - $58,000)	425	425
Surplus notes	575,000	575,000
Paid-in surplus	1,370,322	880,322
Unassigned surplus (deficit)	(83,990)	(82,751)

Total capital and surplus	1,864,335	1,375,231

Total liabilities and capital and surplus	$44,084,752	$38,892,010

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
		Restated	Restated
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,189,910	$618,734	$599,574
Annuity	2,317,755	5,058,195	8,304,910
Accident and health	175,639	187,118	161,306
Net investment income	1,375,482	1,307,877	1,143,069
Amortization of interest maintenance reserve	15,537	10,261	1,091
Commissions and expense allowances on reinsurance ceded	43,118	22,092	29,704
Income from fees associated with investment management, administration and contract guarantees for separate accounts	213,584	168,774	81,946
Modco reinsurance reserve adjustment	(97,348)	1,580,949	174,818
Coinsurance reserve recapture	643,279	—	—
Other income	26,342	38,701	8,029

	5,903,298	8,992,701	10,504,447
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	208,833	195,629	189,961
Surrender benefits	2,151,514	1,235,635	982,460
Other benefits	691,468	532,139	485,201
Increase in aggregate reserves for policies and contracts:
Life	406,919	387,096	224,416
Annuity	1,005,058	1,933,314	4,297,149
Accident and health	97,704	63,113	82,784

	4,561,658	4,346,926	6,261,971
Insurance expenses:
Commissions	382,672	451,460	545,898
General insurance expenses	114,914	120,276	132,556
Taxes, licenses and fees	32,694	23,643	18,606
Net transfers to separate accounts	571,306	2,079,436	3,540,518
Reinsurance transaction initial consideration	—	1,587,431	—
Other expenses	133,017	108,747	24,468

	1,234,603	4,370,993	4,262,046

Total benefits and expenses	5,796,261	8,717,919	10,524,017

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	107,037	274,782	(19,570)
Dividends to policyholders	277	423	497

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	106,760	274,359	(20,067)
Federal income tax expense	17,344	59,029	15,166

Gain (loss) from operations before net realized capital gains (losses) on investments	89,416	215,330	(35,233)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	39,359	(48,181)	(100,243)

Net income (loss)	$128,775	$167,149	$(135,476)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2002
Transamerica Life Insurance Company	$2,235	$425	$—	$534,282	$212,296	$749,238
Transamerica Assurance Company	2,500	—	—	87,840	(50,909)	39,431
Merger adjustment	(2,500)	—	—	2,500	—	—

As restated	2,235	425	—	624,622	161,387	788,669
Net loss	—	—	—	—	(135,476)	(135,476)
Change in net unrealized capital gains/losses	—	—	—	—	(76,803)	(76,803)
Change in non-admitted assets	—	—	—	—	(43,027)	(43,027)
Change in asset valuation reserve	—	—	—	—	(2,514)	(2,514)
Tax benefit on stock options exercised	—	—	—	—	106	106
Change in surplus in separate accounts	—	—	—	—	(2,521)	(2,521)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,848)	(1,848)
Change in net deferred income tax asset	—	—	—	—	115,656	115,656
Cumulative effect of changes in accounting principles	—	—	—	—	(65,363)	(65,363)
Change in reserves on account of change in valuation basis	—	—	—	—	(21,693)	(21,693)
Issuance of surplus notes	—	—	575,000	—	—	575,000
Reinsurance transactions	—	—	—	—	(4,120)	(4,120)
Capital contribution	—	—	—	430,000	—	430,000

Balance at December 31, 2002	2,235	425	575,000	1,054,622	(76,216)	1,556,066
Net income	—	—	—	—	167,149	167,149
Change in net unrealized capital gains/losses	—	—	—	—	18,629	18,629
Change in non-admitted assets	—	—	—	—	48,229	48,229
Change in asset valuation reserve	—	—	—	—	(98,216)	(98,216)
Change in surplus in separate accounts	—	—	—	—	(3,181)	(3,181)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	3,336	3,336
Cumulative effect of change in accounting principles	—	—	—	—	(31,957)	(31,957)
Change in net deferred income tax asset	—	—	—	—	(78,803)	(78,803)
Dividend to stockholder	—	—	—	—	(45,700)	(45,700)
Capital distribution	—	—	—	(254,300)	—	(254,300)
Capital contribution	—	—	—	80,000	—	80,000
Change in reserves on account of change in valuation basis	—	—	—	—	3,572	3,572
Reinsurance transactions	—	—	—	—	10,407	10,407

Balance at December 31, 2003	$2,235	$425	$575,000	$880,322	$(82,751)	$1,375,231

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2003	$2,235	$425	$575,000	$880,322	$(82,751)	$1,375,231
Net income	—	—	—	—	128,775	128,775
Change in net unrealized capital gains/losses	—	—	—	—	26,751	26,751
Change in non-admitted assets	—	—	—	—	57,955	57,955
Change in asset valuation reserve	—	—	—	—	(184,440)	(184,440)
Change in surplus in separate accounts	—	—	—	—	493	493
Change in provision for reinsurance in unauthorized companies	—	—	—	—	(136)	(136)
Change in net deferred income tax asset	—	—	—	—	(21,322)	(21,322)
Issuance of common stock in connection with statutory merger	343	—	—	—	(343)	—
Capital contribution	—	—	—	490,000	—	490,000
Change in reserves on account of change in valuation basis	—	—	—	—	1,423	1,423
Reinsurance transactions	—	—	—	—	(11,008)	(11,008)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	613	613

Balance at December 31, 2004	$2,578	$425	$575,000	$1,370,322	$(83,990)	$1,864,335

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
		Restated	Restated
Operating activities
Premiums collected, net of reinsurance	$3,680,325	$5,817,320	$9,028,908
Net investment income	1,428,250	1,332,211	1,097,628
Miscellaneous income	813,730	250,324	325,125
Benefit and loss related payments	(3,452,717)	(2,506,149)	(1,795,692)
Net transfers to separate accounts	(525,852)	(2,279,325)	(3,717,876)
Commissions, expenses paid and aggregate write-ins for deductions	(671,161)	(693,450)	(722,612)
Dividends paid to policyholders	(354)	(431)	(566)
Federal and foreign income taxes paid	(34,146)	(68,581)	(53,330)

Net cash provided by operating activities	1,238,075	1,851,919	4,161,585

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	17,351,716	23,557,623	20,841,597
Stocks	146,455	35,838	66,237
Mortgage loans	484,773	340,310	142,956
Real estate	22,678	9,555	3,696
Other invested assets	324,408	89,066	70,148
Receivable/payable for securities	1,145,717	146,973	—
Miscellaneous proceeds	3,952	183,401	—

Total investment proceeds	19,479,699	24,362,766	21,124,634

Cost of investments acquired:
Bonds	(19,431,796)	(25,143,592)	(26,832,908)
Stocks	(151,639)	(63,612)	(118,577)
Mortgage loans	(803,164)	(1,289,721)	(739,168)
Real estate	(34)	1,760	(2,261)
Other invested assets	(500,361)	(171,048)	(199,836)
Miscellaneous applications	(37,463)	(262,515)	(176,501)

Total cost of investments acquired	(20,924,459)	(26,928,728)	(28,069,251)
Net increase in policy loans	(3,439)	(2,458)	(2,114)

Net cost of investments acquired	(20,927,896)	(26,931,186)	(28,071,365)

Net cash used in investing activities	(1,448,197)	(2,568,420)	(6,946,731)

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
		Restated	Restated
Financing and miscellaneous activities
Other cash provided:
Capital and surplus paid in	$490,000	$280,000	$805,000
Net deposits and withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	(2,167)	(166,407)	2,256,359
Other sources	625,239	417,888	157,292

Total cash provided	1,113,072	531,481	3,218,651
Other cash applied:
Dividends paid to stockholder	—	(45,700)	—
Capital distribution	—	(254,300)	—

Total other cash applied	—	(300,000)	—

Net cash provided by financing and miscellaneous activities	1,113,072	231,481	3,218,651

Net increase (decrease) in cash and short-term investments	902,950	(485,020)	433,505
Cash and short-term investments:
Beginning of year	180,965	665,985	232,480

End of year	$1,083,915	$180,965	$665,985

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2004

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (86.7% of common shares) and Transamerica Life Insurance and Annuity Company (13.3% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Life Insurance and Annuity Company are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company’s common stock. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 2002, nor is it indicative of future results.

Summarized financial information for the Company and TAC restated for periods prior to the merger are as follows:

	Nine Months Ended September 30	Year Ended December 31
	2004	2003	2002
	Unaudited
Revenues:
Company	$3,953,781	$8,821,301	$10,355,326
TAC	152,450	171,400	149,121

As restated	$4,106,231	$8,992,701	$10,504,447

Net income (loss):
Company	$85,793	$214,137	$(121,152)
TAC	(12,013)	(46,988)	(14,324)

As restated	$73,780	$167,149	$(135,476)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

	September 30 2004	December 31 2003
		Unaudited
Assets:
Company	$40,290,163	$37,937,428
TAC	988,669	954,582

As restated	$41,278,832	$38,892,010

Liabilities:
Company	$38,991,898	$36,615,299
TAC	949,526	901,480

As restated	$39,941,424	$37,516,779

Capital and surplus:
Company	$1,298,265	$1,322,129
TAC	39,143	53,102

As restated	$1,337,408	$1,375,231

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company’s products are primarily through the Company’s agents and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus (deficit) rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus (deficit). Under GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies are reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies and affiliated mutual funds are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus. Stocks of affiliated companies are carried at equity in the underlying net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2004 and 2003, the Company excluded investment income due and accrued of $552 and $1,653, respectively, with respect to such practices.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Each mortgage loan is hedged individually and the relevant terms of the asset and derivative must be the same. These caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. These derivatives meet hedge accounting rules and are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current interest rate environment for the future. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and amortized into earnings over the life of the future, investment asset.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

These derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue or benefits paid.

Stock Option and Stock Appreciation Rights Plans

Beginning in 2003, the Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $613 for year ended December 31, 2004.

Reclassifications

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2. Accounting Changes

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (Guideline 39). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was to increase reserves by $65,363, which was charged directly to unassigned surplus (deficit) as a change in accounting principle.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes (continued)

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

During 2003, the state of Missouri (the state of domicile for TAC prior to the merger into the Company) adopted Actuarial Guideline 38 through its adoption of the June 30, 2003 Accounting Practices and Procedures Manual. As such, the Company has adopted this guideline. Reserves as of January 1, 2003 under Actuarial Guideline 38, were increased by $31,957 and this amount has been recorded directly to unassigned surplus as the cumulative effect of a change in accounting principle.

3. Capital Structure

The Company has 42,500 shares of preferred stock outstanding that is owned by AEGON. The par value of the preferred stock is $10 per share and the liquidation value is equal to $1,364.70 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. At both December 31, 2004 and 2003, there were no cumulative unpaid dividends relating to the preferred shares.

At December 31, 2002, the Company accrued $200,000 for a capital contribution receivable from its parent. This capital contribution was carried as an admitted asset based on approval from the Insurance Division, Department of Commerce, of the State of Iowa and receipt of the capital contribution prior to the filing of the annual statement, in accordance with SSAP No. 72.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Capital Structure (continued)

During 2002, the Company received $575,000 from Transamerica Holding Company, LLC, an affiliate, in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2004 and 2003, are as follows:

December 31, 2004
Date Issued	Interest Rate	Original Amount of Notes	Balance Out- standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$33,000	$4,125
December 30, 2002	6.0	300,000	300,000	18,000	31,550	4,500

Total		$575,000	$575,000	$34,500	$64,550	$8,625

December 31, 20033
Date Issued	Interest Rate	Original Amount of Notes	Balance Out- standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$16,500	$4,125
December 30, 2002	6.0	300,000	300,000	13,550	13,550	4,500

Total		$575,000	$575,000	$30,050	$30,050	$8,625

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds, are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements. The related carrying value of these items is included with other invested assets.

Receivable from parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

Separate account assets: The fair value of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2004		2003
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$1,083,915	$1,083,915	$180,965	$180,965
Bonds	23,378,296	24,081,797	21,237,543	21,971,319
Preferred stocks, other than affiliates	120,241	128,761	98,178	99,879
Common stocks, other than affiliates	164,778	164,778	127,048	127,048
Mortgage loans on real estate	3,907,422	4,118,224	3,585,272	3,782,857
Policy loans	79,894	79,894	76,455	76,455
Interest rate caps	24	30	43	82
Swaps	(213,520)	310,227	(180,628)	170,896
Receivable from parents, subsidiaries, and affiliates	47,800	47,800	–	–
Separate account assets	13,878,229	13,878,229	12,262,847	12,262,847

Liabilities
Investment contract liabilities	21,239,415	21,467,324	19,083,086	19,557,021
Separate account annuity liabilities	11,170,132	11,170,132	10,251,990	10,251,990

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2004
Bonds:
United States Government and agencies	$738,387	$4,044	$4,726	$1,539	$736,165
State, municipal, and other government	619,802	66,575	5,834	2,699	677,844
Public utilities	1,472,197	84,398	3,071	3,411	1,550,113
Industrial and miscellaneous	12,769,172	588,991	31,508	28,191	13,298,464
Mortgage and other asset-backed securities	7,778,738	94,190	13,581	40,136	7,819,211

	23,378,296	838,198	58,720	75,976	24,081,797
Affiliated preferred stocks	1,102	—	—	—	1,102
Other preferred stocks	120,241	8,655	135	—	128,761

	$23,499,639	$846,853	$58,855	$75,976	$24,211,660

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$538,953	$2,901	$9,168	$—	$532,686
State, municipal, and other government	628,214	79,140	3,936	7,405	696,013
Public utilities	1,319,612	76,439	8,597	3,624	1,383,830
Industrial and miscellaneous	12,029,975	643,996	54,177	15,862	12,603,932
Mortgage and other asset-backed securities	6,720,789	113,228	32,316	46,843	6,754,858

	21,237,543	915,704	108,194	73,734	21,971,319
Affiliated preferred stocks	944	—	—	—	944
Other preferred stocks	98,178	1,716	15	—	99,879

	$21,336,665	$917,420	$108,209	$73,734	$22,072,142

The Company held bonds and preferred stock at December 31, 2004 and 2003 with a carrying value of $52,103 and $17,581, respectively, and amortized cost of $64,868 and $39,700, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2004 and 2003 is as follows:

	Losses Less than 12 Months	Losses 12 Months or More	Total
December 31, 2004
Bonds:
United States Government and agencies	$330,302	$91,595	$421,897
State, municipal and other government	21,981	35,514	57,495
Public utilities	202,602	106,487	309,089
Industrial and miscellaneous	2,112,226	674,599	2,786,825
Mortgage and other asset-backed securities	2,600,155	478,939	3,079,094

	5,267,266	1,387,134	6,654,400
Other preferred stocks	16,361	—	16,361

	$5,283,627	$1,387,134	$6,670,761

	Losses Less than 12 Months	Losses 12 Months or More	Total
December 31, 2003
Bonds:
United States Government and agencies	$406,041	$—	$406,041
State, municipal and other government	56,448	3,448	59,896
Public utilities	244,189	46,765	290,954
Industrial and miscellaneous	2,005,249	287,411	2,292,660
Mortgage and other asset-backed securities	2,030,407	699,701	2,730,108

	4,742,334	1,037,325	5,779,659
Other preferred stocks	4,430	—	4,430

	$4,746,764	$1,037,325	$5,784,089

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$368,682	$374,858
Due after one year through five years	5,638,591	5,805,902
Due after five years through ten years	7,115,385	7,406,145
Due after ten years	2,476,900	2,675,681

	15,599,558	16,262,586
Mortgage and other asset-backed securities	7,778,738	7,819,211

	$23,378,296	$24,081,797

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

The Company’s investment in Transamerica Capital III, a long-term bond issued by an affiliate, is valued at amortized cost with a carrying value of $303 and $3,083 at December 31, 2004 and 2003, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2004	2003	2002
Interest on bonds and preferred stocks	$1,174,456	$1,154,385	$1,006,824
Dividends on equity investments	1,822	3,872	2,076
Interest on mortgage loans	233,847	203,996	162,311
Rental income on real estate	6,625	7,828	8,253
Interest on policy loans	5,608	5,399	4,902
Derivatives	(21,395)	(22,920)	(14,101)
Other	42,094	21,151	27,244

Gross investment income	1,443,057	1,373,711	1,197,509
Less investment expenses	67,575	65,834	54,440

Net investment income	$1,375,482	$1,307,877	$1,143,069

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2004	2003	2002
Proceeds	$17,446,609	$23,823,647	$21,228,877

Gross realized gains	$196,077	$317,148	$159,920
Gross realized losses	(75,123)	(179,475)	(258,972)

Net realized gains (losses)	$120,954	$137,673	$(99,052)

Gross realized losses for the years ended December 31, 2004, 2003 and 2002 include $24,495, $70,859 and $103,905, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2004, investments with an aggregate carrying value of $57,200 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Net realized capital gains (losses) on investments and change in net unrealized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2004	2003	2002
Bonds and preferred stocks	$120,954	$137,673	$(99,052)
Equity securities	6,036	(1,544)	6,464
Mortgage loans on real estate	(11,671)	(78)	374
Real estate	6,320	1,248	(3,193)
Short-term investments	2,113	—	—
Derivatives	(37,464)	(74,660)	(49,788)
Other invested assets	31,866	2,010	2,535

	118,154	64,649	(142,660)
Tax effect	(29,956)	(21,399)	9,062
Transfer from (to) interest maintenance reserve	(48,839)	(91,431)	33,355

Net realized capital gains (losses) on investments	$39,359	$(48,181)	$(100,243)

	Change in Unrealized
	Year Ended December 31
	2004	2003	2002
Bonds	$44,559	$83,127	$24,267
Preferred stocks	8,029	(319)	(3,665)
Common stocks	9,116	2,953	(8,916)
Affiliated entities	161	(4,320)	(129)
Mortgage loans on real estate	—	(27,421)	452
Other invested assets	5,114	21,092	(28,463)
Real estate	—	—	298
Derivative instruments	(40,228)	(56,483)	(60,647)

Change in net unrealized capital gains (losses)	$26,751	$18,629	$(76,803)

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

	December 31
	2004	2003
Unrealized gains	$13,394	$2,933
Unrealized losses	(2,556)	(1,250)

Net unrealized gains	$10,838	$1,683

During 2004, the Company issued mortgage loans with interest rates ranging from 2.28% to 7.04%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90%. Mortgage loans with a carrying value of $4,069 were non-income producing for the previous 180 days. Accrued interest of $371 related to these mortgage loans was excluded from investment income at December 31, 2004. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2004 and 2003, the Company had recorded investment in restructured securities of $20,606 and $4,472, respectively. There were no capital losses taken as a result of such restructurings. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2004 and 2003, the Company had loans of $63,827 and $0, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2004, and 2003 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the AVR of $96,069 and $42,314, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution

	December 31
	2004	2003
South Atlantic	22%	25%
Pacific	20	23
Mountain	17	14
E. North Central	16	13
Middle Atlantic	11	11
W. North Central	6	6
W. South Central	3	4
E. South Central	3	2
New England	2	2

Property-Type Distribution

	December 31
	2004	2003
Office	37%	38%
Industrial	21	22
Apartment	20	18
Retail	16	16
Other	6	6

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2004 and 2003, the Company had replicated assets with a fair value of $220,517 and $196,173, respectively, and credit default swaps with a fair value of $469 and $(841), respectively. During the three years ended December 31, 2004, 2003, and 2002, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. As of December 31, 2004, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $557,055.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

At December 31, 2004 and 2003, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2004	2003
Derivative securities:
Interest rate and currency swaps:
Receive fixed – pay floating	$4,764,603	$4,295,140
Receive floating – pay fixed	4,894,349	4,884,879
Receive floating (uncapped) – pay floating (capped)	2,806,196	2,901,587
Interest rate cap agreements	30,854	32,446

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 19 years. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. For the years ended December 31, 2004 and 2003, none of the Company’s cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

Derivative instruments that qualify for hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. Derivatives used in hedging transactions that do not meet the criteria of an effective hedge are accounted for at fair value and the changes in fair value are recorded in surplus as unrealized gains and losses. For the years ended December 31, 2004 and 2003, the Company has recorded $69 and $(713), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Reinsurance assumption treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2004	2003	2002
Direct premiums	$4,089,877	$5,934,444	$9,175,527
Reinsurance assumed – non affiliates	4,135	28,199	30,473
Reinsurance assumed – affiliates	457,885	145,114	218,537
Reinsurance ceded – non affiliates	(148,315)	(199,327)	(330,692)
Reinsurance ceded – affiliates	(720,278)	(44,383)	(28,055)

Net premiums earned	$3,683,304	$5,864,047	$9,065,790

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $159,604, $229,100, and $175,489, during 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $15,175 and $17,152, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2004 and 2003 of $1,365,444 and $1,406,879, respectively.

At December 31, 2004, amounts recoverable from unauthorized reinsurers of $2,089 (2003— $2,153) and reserve credits for reinsurance ceded of $31,484 (2003– $34,928) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $37,230 at December 31, 2004, that can be drawn on for amounts that remain unpaid for more than 120 days.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $266 and $275 into earnings during 2004 and 2003, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $9,400.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company’s statement of operations for 2003. During 2004 and 2003, the Company has amortized $6,979 and $9,473, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates (“MEGA”) related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

During 2004, the Company entered into another reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd (TIRe), an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $677,733 during 2004 and has taken a reserve credit of $650,613 at December 31, 2004. The Company has a liability for funds held under reinsurance of $620,934 at December 31, 2004. The consummation of this treaty caused no initial gain or loss.

On October 1, 2004 the Company recaptured the business it had ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company’s statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes

The main components of net deferred income taxes are as follows:

	December 31
	2004	2003
Deferred income tax assets:
Guaranty funds	$5,770	$5,477
Non-admitted assets	788	22,010
807(f) assets	4,606	4,294
Deferred acquisition costs	179,494	160,643
Reserves	71,710	66,726
Unrealized capital losses	31,811	45,028
Other	28,446	15,059

Total deferred income tax assets	$322,625	$319,237

Deferred income tax assets – nonadmitted	$146,140	$158,651

Deferred income tax liabilities:
Unrealized capital gains	$94,585	$77,748
Other	13,867	5,994

Total deferred income tax liabilities	$108,452	$83,742

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	Year Ended December 31
	2004	2003	2002
Change in net deferred income tax asset	$(21,322)	$(78,803)	$115,655

Change in deferred income tax assets - nonadmitted	$(12,511)	$(36,917)	$34,836

Transamerica Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain/loss from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2004	2003	2002
Income tax computed at federal statutory rate (35%)	$37,366	$96,026	$(7,023)
Deferred acquisition costs – tax basis	18,744	15,408	30,911
Depreciation	53	(112)	(148)
Dividends received deduction	(5,891)	(2,597)	(2,413)
IMR amortization	(5,438)	(8,108)	(382)
Investment income items	(6,060)	(5,054)	(4,934)
Low income housing credits	(5,215)	(6,035)	(6,051)
Prior year under (over) accrual	(15,214)	(40,689)	832
Reinsurance transactions	(3,853)	3,643	(1,442)
Tax reserve adjustment	4,041	3,168	7,072
Other	(1,189)	3,379	(1,256)

Federal income tax expense	$17,344	$59,029	$15,166

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. Management does not believe the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

outcome of the protest of findings will have a material effect on the Company’s financial position or results of operations. An examination is underway for 1998 through 2000.

Income taxes incurred during 2004, 2003 and 2002 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $312,070, $199,850, and $1,319, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements for income deferred in the PSA ($20,387 at December 31, 2004). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $7,135.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relate to liabilities established on a variety of the Company’s annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

	December 31
	2004		2003
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$1,799,699	5%	$2,234,306	7%
Subject to discretionary withdrawal at book value less surrender charge	5,649,820	17	7,572,375	23
Subject to discretionary withdrawal at market value	10,753,638	32	9,772,559	30
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	8,507,622	25	5,886,716	18
Not subject to discretionary withdrawal provision	7,269,599	21	6,994,416	22

	33,980,378	100%	32,460,372	100%

Less reinsurance ceded	1,254,582		1,295,797

Total policy reserves on annuities and deposit-type liabilities	$32,725,796		$31,164,575

Included in the liability for deposit-type contracts at December 31, 2004 and 2003 are $4,236,873 and $4,381,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2004, the contractual maturities were: 2005 - $782,698; 2006 - $1,139,983; 2007 - $1,374,936; 2008 - $100,117; 2009 - $371,151 and thereafter - $467,988.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $5,007,410 and $5,426,617 at December 31, 2004 and 2003, respectively.

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2004, 2003, and 2002 is as follows:

	Nonindexed Guaranteed Separate Account Less Than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2004	$—	$1,462,914	$1,462,914

Reserves for separate accounts with assets at:
Fair value	$—	$12,892,015	$12,892,015
Amortized cost	418,070	—	418,070

Total at December 31, 2004	$418,070	$12,892,015	$13,310,085

Premiums, deposits, and other considerations for the year ended December 31, 2003	$—	$1,895,800	$1,895,800

Reserves for separate accounts with assets at:
Fair value	$—	$11,232,371	$11,232,371
Amortized cost	388,149	—	388,149

Total at December 31, 2003	$388,149	$11,232,371	$11,620,520

Premiums, deposits, and other considerations for the year ended December 31, 2002	$175,000	$2,958,899	$3,133,899

Reserves for separate accounts with assets at:
Fair value	$—	$6,953,417	$6,953,417
Amortized cost	369,996	—	369,996

Total at December 31, 2002	$369,996	$6,953,417	$7,323,413

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2004	2003	2002
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$1,463,157	$1,897,576	$3,133,334
Transfers from separate accounts	(897,510)	177,729	402,618

Net transfers to separate accounts	565,647	2,075,305	3,535,952
Miscellaneous reconciling adjustments	5,659	4,131	4,566

Transfers as reported in the summary of operations of the life, accident and health annual statement	$571,306	$2,079,436	$3,540,518

At December 31, 2004 and 2003, the Company had separate account annuities with guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2004
Minimum guaranteed death benefit	$12,339,896	$118,545	$27,399
Minimum guaranteed income benefit	8,273,717	93,888	2,760
Guaranteed premium accumulation fund	79,525	8,066	—
Minimum guaranteed withdrawal benefit	448,821	1,612	(1,255)

December 31, 2003
Minimum guaranteed death benefit	$11,168,817	$108,640	$33,703
Minimum guaranteed income benefit	7,812,085	70,780	569
Guaranteed premium accumulation fund	43,229	5,301	—
Minimum guaranteed withdrawal benefit	16,915	15	(19)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

For Variable Annuities with Guaranteed Living Benefits (“VAGLB”), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (“MGDB”), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2004
Life and annuity:
Ordinary direct first year business	$3,703	$2,524	$1,179
Ordinary direct renewal business	22,483	7,090	15,393
Group life direct business	4,190	2,800	1,390

Total life and annuity	30,376	12,414	17,962
Accident and health:
Direct	3,053	—	3,053

Total accident and health	3,053	—	3,053

	$33,429	$12,414	$21,015

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2003
Life and annuity:
Ordinary direct first year business	$6,443	$5,060	$1,383
Ordinary direct renewal business	20,509	5,827	14,682
Group life direct business	1,960	881	1,079

Total life and annuity	28,912	11,768	17,144
Accident and health:
Direct	2,010	—	2,010

Total accident and health	2,010	—	2,010

	$30,922	$11,768	$19,154

At December 31, 2004 and 2003, the Company had insurance in force aggregating $1,175,628 and $1,198,577, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $34,797 and $35,146 to cover these deficiencies at December 31, 2004 and 2003, respectively.

During 2004, the Company made a correction in the guaranteed nonforfeiture interest rate on certain universal life contracts. This caused a decrease in reserves of $1,423, which was credited to capital and surplus.

During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 statement of changes in capital and surplus.

During 2002, the Company converted to a new reserve valuation system for fixed deferred annuities and variable annuities. The new valuation system, which provides for more precise calculations, caused general account reserves to increase by $18,990 and separate account reserves to increase by $914. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

accounts are included in the change in surplus in separate accounts in the 2002 statement of changes in capital and surplus.

During 2002, the Company changed the valuation interest rates assumption for a portion of its universal life business. This caused an increase in reserves of $2,703, which was charged directly to capital and surplus.

9. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus [which aggregates a deficit of $83,990 at December 31, 2004] at the time of such dividend, the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities, is $186,434.

During 2003, upon approval of insurance regulatory authorities, the Company paid $300,000 to its parent company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on expense in accordance with Statement of Financial Accounting Standards No. 87 as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

consecutive years of employment. Pension expense aggregated $1,417, $1,658, and $784 for the years ended December 31, 2004, 2003, and 2002, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $620, $637, and $353 for the years ended December 31, 2004, 2003, and 2002, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2004, 2003, and 2002 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

accordance with an intercompany cost sharing arrangement. The Company expensed $172, $166, and $95 for the years ended December 31, 2004, 2003, and 2002, respectively.

11. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2004, 2003 and 2002, the Company sold $23,460, $22,970, and $11,172, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $35,941, $72,287, and $61,826, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $1,042, $985, and $737, respectively, to affiliates.

During 2004, the Company received capital contributions from AEGON and TALIAC of $424,830 and $65,170, respectively. During 2003, the Company distributed a dividend to its parent consisting of $45,700 of common stock and $254,300 of cash, and received a cash capital contribution of $200,000 that was accrued in 2002. During 2003 and 2002, the Company received a capital contribution of $80,000 and $230,000, respectively, in cash from its parent. In addition, in 2002, the Company issued a surplus note of $575,000 in exchange for cash.

At December 31, 2004 the Company reported $47,800 short-term notes receivable from Monumental Life Insurance Company, an affiliate, which is due December 23, 2005. At December 31, 2003, the Company did not have any net short-term notes receivable from an affiliate outstanding. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $236,425 and $226,770 at December 31, 2004 and 2003, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,159,379 as of December 31, 2004. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2004, the Company has pledged invested assets with a carrying value and market value of $1,531,589 and $1,569,807, respectively, in conjunction with these transactions.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. The additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

December 31, 2004 and 2003, the value of securities loaned amounted to $682,627 and $1,032,994, respectively.

The Company has contingent commitments for $238,735 at December 31, 2004 for joint ventures, partnerships, and limited liability companies.

At December 31, 2004, the Company has mortgage loan commitments of $137,175.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $16,615 and $16,584 and an offsetting premium tax benefit of $7,122 and $7,217 at December 31, 2004 and 2003, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $365, $56, and $(2) for the years ended December 31, 2004, 2003, and 2002, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Reconciliation of Capital and Surplus and Net Loss

The following table reconciles capital and surplus and net income (loss) as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

	December 31, 2003	Year Ended December 31, 2003
	Total Capital and Surplus	Net Income
Amounts reported in Annual Statement	$1,375,231	$164,745
Under accrual of life and annuity reserves	—	3,733
Adjustment for reinsurance recoverables	—	199
Other adjustments	—	(233)
Tax effect	—	(1,295)

Amounts reported herein	$1,375,231	$167,149

	December 31, 2002	Year Ended December 31, 2002
	Total Capital and Surplus	Net Loss
Amounts reported in Annual Statement	$1,559,717	$(133,072)
Under accrual of life and annuity reserves	(3,733)	(3,733)
Adjustment for reinsurance recoverables	(1,446)	(199)
Other adjustments	233	233
Tax effect	1,295	1,295

Amounts reported herein	$1,556,066	$(135,476)

There were no reconciling items at December 31, 2004 of for the year than ended.

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2004

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$744,227	$742,178	$744,227
States, municipalities and political subdivisions	1,718,193	1,718,213	1,718,193
Foreign governments	579,846	638,453	579,846
Public utilities	1,472,197	1,550,113	1,472,197
All other corporate bonds	18,863,530	19,432,538	18,863,530
Redeemable preferred stocks	120,241	128,761	120,241

Total fixed maturities	23,498,234	24,210,256	23,498,234
Equity securities
Common stocks:
Banks, trust and insurance	67,850	67,850	67,850
Industrial, miscellaneous and all other	86,091	96,928	96,928

Total equity securities	153,941	164,778	164,778
Mortgage loans on real estate	3,907,422		3,907,422
Real estate	36,753		36,753
Policy loans	79,894		79,894
Other long-term investments	847,895		847,895
Cash and short-term investments	1,083,915		1,083,915

Total investments	$29,608,054		$29,618,891

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2004
Individual life	$3,706,105	$—	$18,815	$1,106,335	$201,726	$557,857	$767,054
Individual health	481,152	11,264	20,082	125,322	25,246	149,813	34,059	$126,384
Group life and health	371,747	3,678	26,400	133,892	20,452	129,869	69,428	222,484
Annuity	14,791,947	—	—	2,317,755	1,128,058	3,724,119	364,062

	$19,350,951	$14,942	$65,297	$3,683,304	$1,375,482	$4,561,658	$1,234,603

Year ended December 31, 2003
Individual life	$3,329,369	$—	$14,877	$545,732	$187,047	$493,127	$267,289
Individual health	393,067	11,590	15,488	117,508	20,776	130,651	40,096	$117,509
Group life and health	332,722	3,728	17,239	142,612	18,989	104,620	62,625	205,244
Annuity	13,786,889	—	—	5,058,195	1,081,065	3,618,528	4,000,983

	$17,842,317	$15,318	$47,604	$5,864,047	$1,307,877	$4,346,926	$4,370,993

Year ended December 31, 2002
Individual life	$2,977,485	$—	$17,934	$529,767	$187,122	$343,087	$386,306
Individual health	311,152	10,930	12,898	101,679	17,851	104,699	32,347	$101,581
Group life and health	278,179	6,481	24,006	129,435	18,939	124,841	46,594	161,257
Annuity	11,857,774	—	—	8,304,909	919,157	5,689,344	3,796,799

	$15,424,590	$17,411	$54,838	$9,065,790	$1,143,069	$6,261,971	$4,262,046

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2004
Life insurance in force	$39,895,407	$8,896,284	$88,961	$31,088,084	0%

Premiums:
Individual life	$1,110,524	$8,401	$4,212	$1,106,335	0%
Individual health	126,384	1,062	—	125,322	0
Group life and health	222,484	88,592	—	133,892	0
Annuity	2,630,485	770,538	457,808	2,317,755	20

	$4,089,877	$868,593	$462,020	$3,683,304	13%

Year ended December 31, 2003
Life insurance in force	$38,955,851	$9,672,433	$90,171	$29,373,589	0%

Premiums:
Individual life	$547,646	$6,022	$4,108	$545,732	1%
Individual health	117,509	929	928	117,508	1
Group life and health	205,242	85,907	23,277	142,612	16
Annuity	5,064,047	150,852	145,000	5,058,195	3

	$5,934,444	$243,710	$173,313	$5,864,047	3%

Year ended December 31, 2002
Life insurance in force	$31,110,497	$4,235,057	$99,989	$26,975,429	1%

Premiums:
Individual life	$581,642	$55,840	$3,965	$529,767	1%
Individual health	101,581	1,054	1,152	101,679	1
Group life and health	161,257	57,179	25,357	129,435	20
Annuity	8,331,047	244,674	218,536	8,304,909	3

	$9,175,527	$358,747	$249,010	$9,065,790	3%

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

FOR INHERITANCE BUILDER PLUS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

INHERITANCE BUILDER PLUS

issued through

Separate Account VUL-A

by

Transamerica Life Insurance Company

4333 Edgewood Road, NE

Cedar Rapids, Iowa 52499

1-800-525-6205

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Inheritance Builder Plus flexible premium variable life insurance policy offered by Transamerica Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2005, by calling 1-800-525-6205 (Monday – Friday from 8:00 a.m. – 4:30 p.m. Central time), or by writing to the administrative office at, Transamerica Life, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Trust – Service Class.

i

Glossary

Cash Value

The sum of your Policy’s value in the subaccounts and the fixed account (including amounts held in the fixed account to secure any Fixed Account Policy Loans).

Cash Surrender Value

The amount we pay when you surrender your Policy. It is equal to: (1) the Cash Value as of the date of surrender; minus (2) any surrender charge; minus (3) any outstanding Policy loan; minus (4) any loan interest you owe.

Death benefit proceeds

The amount we will pay to the beneficiary when we receive proof of the insured’s death. We will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

Fixed Account Collateral

The Cash Value held in the Loan Reserve of the Fixed Account that is used to secure a Fixed Account Policy Loan.

Fixed Account Policy Loan

A Policy Loan secured by the Cash Value held in the Loan Reserve, which is part of the Fixed Account.

Initial premium

The amount you must pay before insurance coverage begins under the Policy. Your Policy’s schedule page shows the initial premium. It must be at least $10,000.

Insured

The person whose life is insured by the Policy.

Lapse

If the Policy has an outstanding loan and it does not have enough Cash Value to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on the loan(s)), the Policy will enter a 61-day grace period. The Policy will lapse (terminate without value) if you do not make a sufficient payment by the end of a grace period.

Maturity Date

The Policy anniversary when the insured reaches age 100 and life insurance coverage under the Policy ends. You may elect to continue the Policy beyond insured’s age 100 under the extended maturity provision. However, the extended maturity provision may not be available in all states.

Monthly Date

This is the same day of each month as the Policy Date. If there is no Valuation Date in a calendar month that coincides with the Policy Date, the Monthly Date is the next Valuation Date. On each Monthly Date, we determine Policy charges and deduct them from the Cash Value.

Monthly Deduction

The amount we deduct from the Cash Value each month. The monthly deduction includes the cost of insurance charge, and any monthly charge to cover administrative expenses.

Net Premium

The amount we receive as premium, less the premium expense charge.

Office

Our administrative and service office is Financial Markets Division, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183; or 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The telephone number is 1-800-525-6205.

1

Owner (you, your)

The person entitled to exercise all rights as owner under the Policy.

Policy Date

The date when we complete our underwriting process, full life insurance coverage goes into effect, we issue the Policy, and we begin to deduct the Monthly Deductions. Your Policy’s schedule page shows the Policy Date. The free look period begins on the Policy Date. We measure Policy months, years, and anniversaries from the Policy Date.

Premiums

All payments you make under the Policy other than loan repayments.

Reallocation Date

The date shown on the Policy schedule page when we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The Reallocation Date varies by state according to a state’s free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date. Different rules apply to Policies purchased by Owners in California who are age 60 or older.

Subaccount

A subdivision of the Separate Account VUL-A. We invest each subaccount’s assets exclusively in shares of one investment portfolio.

Surrender

To cancel the Policy by signed request from the owner.

Valuation Date

Each day that both the New York Stock Exchange and Transamerica Life Insurance Company are open for business, except for any days when a subaccount’s corresponding investment portfolio does not value its shares. As of the date of this prospectus, there are no days when both the New York Stock Exchange and Transamerica are open for business and an investment portfolio does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each Valuation Date) on one Valuation Date and continuing to the close of business on the next Valuation Date.

Variable Account

Separate Account VUL-A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Variable Interest Policy Loan

A Policy Loan secured by the Cash Value held in the Variable Account, the Fixed Account or both the Fixed and Variable Accounts.

we, us, our (Transamerica)

Transamerica Life Insurance Company.

Written Notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Office.

2

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then ownership of the Policy will pass to the Owner’s estate. The Owner may exercise certain rights described below.

Changing the Owner

•	You may change the Owner by providing a written request to us at any time while the Insured is alive.

•	The change takes effect on the date that the Written Notice is received and accepted by us.

•	We are not liable for any actions we take before we receive the Written Notice.

•	Changing the Owner does not automatically change the beneficiary or the Insured.

•	Changing the Owner may have tax consequences.

Selecting and Changing the Beneficiary

•	You designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.

•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

•	If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.

•	If both the beneficiary and contingent beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.

•	You can change the beneficiary by providing us with a Written Notice while the Insured is living.

•	The change in beneficiary is effective after it has been recorded in our Office and as of the date you sign the Written Notice.

•	We are not liable for any actions we take before we receive the Written Notice.

Assigning the Policy

•	You may assign Policy rights while the Insured is alive by submitting a Written Notice.

•	The Owner retains any ownership rights that are not assigned.

•	Assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	If you assign your Policy as collateral for a loan, you should consider that loans secured by this Policy are treated as distributions and could be subject to income tax and a 10% penalty if you are under age 59½.

•	We are not:

•	bound by any assignment unless we receive a Written Notice of the assignment;

•	responsible for the validity of any assignment; or

•	liable for any actions we take before we receive Written Notice of the assignment.

•	Assigning the Policy may have tax consequences.

3

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured’s lifetime for two years from the Policy Date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loans (including any accrued interest), and less any partial surrenders.

Misstatement of Age or Gender

If the Insured’s age or gender was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and gender based on the most recent deduction for cost of insurance. If the Insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the Insured’s correct age and gender.

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject; or

•	to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	to reflect a change in the variable account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

In issuing the Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud or non-payment of a Monthly Deduction, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured’s lifetime for two years after:

(a)	the Policy Date;

(b)	the effective date of any increase in the Specified Amount (and then only for the increased amount); or

(c)	the effective date of any reinstatement.

4

Mixed and Shared Funding

In addition to the variable account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither Transamerica nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a fund’s Board of Directors (Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, then variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the Variable Account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities for the Variable Account from other portfolios. We reserve the right to transfer Variable Account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the Variable Account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other Variable Accounts, or subaccounts.

Additional Information

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available upon request.

5

Additional Information about Transamerica and the Variable Account

Transamerica Life Insurance Company is a stock life insurance company that is a wholly-owned indirect subsidiary of AEGON USA, Inc. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation that is a publicly traded international insurance group. Transamerica’s home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Transamerica was incorporated in 1961 under Iowa law and is subject to regulation by the Iowa Commissioner of Insurance. Transamerica is engaged in the business of issuing life insurance policies and annuity contracts, and is licensed to do business in the District of Columbia, Guam and all states except New York. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. Transamerica has filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold. Transamerica intends to reinsure a portion of the risks assumed under the Policies.

Transamerica holds the assets of the variable account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sale of portfolio shares by each of the subaccounts. A blanket bond in the amount of $10 million (subject to a $1 million deductible), covering directors, officers and all employees of AEGON USA, Inc. and its affiliates has been issued to Transamerica and its affiliates. A Stockbrokers Blanket Bond, issued to AEGON USA providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million (subject to a $50,000 deductible).

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws. Steven R. Shepard, Esq., Vice President, Assistant Secretary and Division General Counsel of Transamerica, has passed upon all matters of Iowa law pertaining to the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific differences as any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request showing the death benefit, Cash Surrender Value and Cash Value. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or Cash Value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG serves as principal underwriter for the Policies. AFSG’s home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG and TCI are our affiliates and like us, are indirect, wholly owned subsidiary of AEGON USA. AFSG and TCI are registered broker-dealers with the Securities and Exchange Commission under the Securities

6

Exchange Act of 1934 and each is a member of NASD, Inc. AFSG and TCI are not members of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with AFSG. AFSG compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.

During fiscal years 2004, 2003, and 2002, the amounts paid to AFSG in connection with all Policies sold through the separate account were $23,437, $750, and $5,147, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of them. Or parent company provides capital contributions to AFSG and pays for AFSG’s operating and other expenses, including overhead, legal and accounting fees.

We and TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We and/or AFSG may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

Once each calendar quarter, we plan to mail to Owners at their last known address a report showing the following information as of the end of the report period:

•	the current Cash Value

•	the current Cash Surrender Value ,

•	the current death benefit

•	any other information required by law

•	any activity since the last report (e.g., premiums paid, withdrawals, deductions, loans or loan repayments and other transactions)

We may amend these reporting procedures at any time, and/or provide less frequent reports.

Records

We will maintain all records relating to the Variable Account and the Fixed Account.

Independent Registered Public Accounting Firm

The financial statements of the Variable account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in the prospectus have been examined by Nik Godon, Vice President of Transamerica, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, as stated in the opinion filed as an exhibit to the Registration Statement.

7

Financial Statements

Transamerica’s statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. Transamerica’s statutory-basis financial statements and schedules should be distinguished from the variable account’s financial statements and schedules and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

Underwriters

Underwriting Standards

Your cost of insurance charge will vary by the Insured’s gender, issue age on the Policy Date, length of time from the Policy Date, and rate class. We currently place Insureds into the following rate classes:

•	Approved-Preferred Non-Tobacco

•	Approved Non-Tobacco

•	Approved-Rated Non-Tobacco

•	Approved-Rated II Non-Tobacco

•	Approved-Preferred Tobacco

•	Approved Tobacco

•	Approved-Rated Tobacco

•	Approved-Rated II Tobacco

Simplified Issue Guidelines.

If simplified issue underwriting is used, then in the second and subsequent Policy years, you will have different options depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

1.	Pay an amount up to the difference between the simplified issue limit and the amount paid in the first Policy year, but not more than the amount paid in the first Policy year, with no additional underwriting. This option is only available if no partial withdrawals have been taken.

2.	Pay an amount that exceeds the limit in option (1) up to your attained Age times 1,500, subject to simplified issue underwriting. “Attained Age” is defined as the insured’s age on the Policy Date, plus the number of completed Policy years since the Policy Date.

3.	Pay an amount that exceeds the limit in option (2) on a fully underwritten basis.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

1.	IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

2.	IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

Fully Underwritten Guidelines.

If full underwriting is used, then in the second and subsequent Policy years, you will have different options available to you depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

1.

Pay an amount up to the difference between the underwriting premium and the amount paid in the first Policy year. The underwriting premium is the total premium that you designate yourself to be underwritten for. This option is

8

only available if no partial withdrawals have been taken and if the underwriting premium actually exceeds total premium paid in the first Policy year.

2.	Pay an amount that exceeds the limit in option (1) up to the attained Age times 1,500, subject to simplified issue underwriting. Note that this option may not exist if the limit in (1) exceeds the attained Age times 1,500.

3.	Pay an amount that exceeds the greater of the limit in options (1) and (2) on a fully underwritten basis.

With respect to both options 2 and 3, the premium will not be accepted if you do not qualify for the underwriting class under which the Policy was issued.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

1.	IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than the simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

2.	IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

IMSA

Transamerica is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each Subaccount’s performance to the performance of:

•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

9

Transamerica’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the Separate Account, the Subaccounts, the funds or their portfolios, or to their performance.

Separate Account VUL-A – Inheritance Builder Plus

Report of Independent Registered Public Accounting Firm, dated January 31, 2005

Statements of Assets and Liabilities at December 31, 2004

Statements of Operations for the year ended December 31, 2004

Statements of Changes in Net Assets for the years ended December 31, 2004 and 2003

Notes to the Financial Statements

Transamerica Life Insurance Company:

Report of Independent Registered Public Accounting Firm, dated February 18, 2005

Statutory-Basis Balance Sheets at December 31, 2004 and 2003

Statutory-Basis Statements of Operations for the years ended December 31, 2004, 2003 and 2002

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 2004, 2003 and 2002

Statutory-Basis Statements of Cash Flow for the years ended December 31, 2004, 2003 and 2002

Notes to Financial Statements–Statutory-Basis

Statutory-Basis Financial Statement Schedules

10

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of

Inheritance Builder Plus

Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Transamerica Life Insurance Company Separate Account VUL-A (comprised of Asset Allocation – Growth, Asset Allocation – Conservative, Asset Allocation – Moderate, Asset Allocation – Moderate Growth, and Transamerica Money Market subaccounts), which are available for investment by contract owners of the Inheritance Builder Plus, as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

F-1

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts comprising Transamerica Life Insurance Company Separate Account VUL-A, which are available for investment by contract owners of the Inheritance Builder Plus at December 31, 2004, and the results of their operations for the year then ended and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

January 31, 2005

F-2

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Statements of Assets and Liabilities

December 31, 2004

	Asset Allocation - Growth Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Moderate Subaccount	Asset Allocation - Moderate Growth Subaccount	Transamerica Money Market Subaccount
Assets
Investment in securities:
Number of shares	12,914.126	30,765.266	83,339.212	52,497.711	—

Cost	$141,453	$338,860	$968,960	$593,475	$—

Investments in mutual funds, at net asset value	$155,357	$370,106	$1,007,571	$637,847	$—
Receivable for units sold	—	—	—	—	—

Total assets	155,357	370,106	1,007,571	637,847	—

Liabilities
Payable for units redeemed	6	14	12	13	—

	$155,351	$370,092	$1,007,559	$637,834	$—

Net Assets:
Deferred annuity contracts terminable by owners	$155,351	$370,092	$1,007,559	$637,834	$—

Total net assets	$155,351	$370,092	$1,007,559	$637,834	$—

Accumulation units outstanding	109,626	292,959	770,912	468,492	—

Accumulation unit value	$1.417096	$1.263289	$1.306970	$1.361462	$0.998275

See accompanying notes.

F-3

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Statements of Operations

Year Ended December 31, 2004

	Asset Allocation - Growth Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Moderate Subaccount	Asset Allocation - Moderate Growth Subaccount
Net investment income (loss)
Income:
Dividends	$65	$246	$28	$310
Expenses:
Administrative, mortality and expense risk charges	526	2,346	1,598	1,094

Net investment income (loss)	(461)	(2,100)	(1,570)	(784)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	656	4,046	1,166	1,059
Proceeds from sales	24,217	14,570	253,588	101,703
Cost of investments sold	21,502	13,431	248,572	103,740

Net realized capital gains (losses) on investments	3,371	5,185	6,182	(978)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	3,961	6,003	—	—
End of period	13,904	31,246	38,611	44,372

Net change in unrealized appreciation/depreciation of investments	9,943	25,243	38,611	44,372

Net realized and unrealized capital gains (losses) on investments	13,314	30,428	44,793	43,394

Increase (decrease) in net assets from operations	$12,853	$28,328	$43,223	$42,610

See accompanying notes.

F-4

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Statements of Operations

Year Ended December 31, 2004

Transamerica Money Market Subaccount
Net investment income (loss)
Income:
Dividends	$—
Expenses:
Administrative, mortality and expense risk charges	—

Net investment income (loss)	—
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—
Proceeds from sales	—
Cost of investments sold	—

Net realized capital gains (losses) on investments	—
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—
End of period	—

Net change in unrealized appreciation/depreciation of investments	—

Net realized and unrealized capital gains (losses) on investments	—

Increase (decrease) in net assets from operations	$—

See accompanying notes.

F-5

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003,

Except as noted

	Asset Allocation -Growth Subaccount		Asset Allocation - Conservative Subaccount
	2004	2003(1)	2004	2003(1)
Operations
Net investment income (loss)	$(461)	$(99)	$(2,100)	$(140)
Net realized capital gains (losses) on investments	3,371	182	5,185	144
Net change in unrealized appreciation/ depreciation of investments	9,943	3,961	25,243	6,003

Increase (decrease) in net assets from operations	12,853	4,044	28,328	6,007
Contract transactions
Net contract purchase payments	100,935	1,000	50,000	61,000
Transfer payments from (to) other subaccounts or general account	209	40,347	40,794	193,271
Contract terminations, withdrawals, and other deductions	—	(1,171)	—	(1,102)
Contract maintenance charges	(2,674)	(192)	(6,705)	(1,501)

Increase (decrease) in net assets from contract transactions	98,470	39,984	84,089	251,668

Net increase (decrease) in net assets	111,323	44,028	112,417	257,675
Net assets:
Beginning of the period	44,028	—	257,675	—

End of the period	$155,351	$44,028	$370,092	$257,675

See accompanying notes.

F-6

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003,

Except as noted

	Asset Allocation - Moderate Subaccount		Asset Allocation - Moderate Growth Subaccount
	2004	2003(1)	2004	2003(1)
Operations
Net investment income (loss)	$(1,570)	$(5)	$(784)	(15)
Net realized capital gains (losses) on investments	6,182	129	$(978)	1,079
Net change in unrealized appreciation/ depreciation of investments	38,611	—	44,372	—

Increase (decrease) in net assets from operations	43,223	124	42,610	1,064
Contract transactions
Net contract purchase payments	205,922	1,000	119,611	1,001
Transfer payments from (to) other subaccounts or general account	765,741	26	480,034	(895)
Contract terminations, withdrawals, and other deductions	—	(1,119)	—	(1,139)
Contract maintenance charges	(7,327)	(31)	(4,421)	(31)

Increase (decrease) in net assets from contract transactions	964,336	(124)	595,224	(1,064)

Net increase (decrease) in net assets	1,007,559	—	637,834	—
Net assets:
Beginning of the period	—	—	—	—

End of the period	$1,007,559	—	$637,834	$—

See accompanying notes.

F-7

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Statements of Changes in Net Assets

Years Ended December 31, 2004 and 2003,

Except as noted

	Transamerica Money Market Subaccount
	2004	2003(1)
Operations
Net investment income (loss)	$—	$(1)
Net realized capital gains (losses) on investments	—	—
Net change in unrealized appreciation/ depreciation of investments	—	—

Increase (decrease) in net assets from operations	—	(1)
Contract transactions
Net contract purchase payments	—	1,000
Transfer payments from (to) other subaccounts or general account	—	—
Contract terminations, withdrawals, and other deductions	—	(969)
Contract maintenance charges	—	(30)

Increase (decrease) in net assets from contract transactions	—	1

Net increase (decrease) in net assets	—	—
Net assets:
Beginning of the period	—	—

End of the period	$—	$—

See accompanying notes.

F-8

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Notes to Financial Statements

December 31, 2004

1.	Organization and Summary of Significant Accounting Policies

Organization

Separate Account VUL-A - Inheritance Builder Plus (the Mutual Fund Account) is a segregated investment account of Transamerica Life Insurance Company (Transamerica Life), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of multiple investment subaccounts. Activity in these specified investment subaccounts is available to contract owners of the Separate Account VUL-A - Inheritance Builder Plus. The remaining subaccounts (not presented herein) are available for investment by contract owners of the Separate Account VUL-A - Legacy Builder Plus, also offered by Transamerica Life. The amounts reported herein represent the activity related to contract owners of the Inheritance Builder Plus only. Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

AEGON/Transamerica Series Fund, Inc.-Service Class:

Asset Allocation-Growth Portfolio-Service Class

Asset Allocation-Conservative Portfolio-Service Class

Asset Allocation-Moderate Portfolio-Service Class

Asset Allocation-Moderate Growth Portfolio-Service Class

Transamerica Money Market-Service Class

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Asset Allocation - Growth	May 1, 2003
Asset Allocation - Conservative	May 1, 2003
Asset Allocation - Moderate	May 1, 2003
Asset Allocation - Moderate Growth	May 1, 2003
Transamerica Money Market	May 1, 2003

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2004.

Realized capital gains and losses from sales of shares in the mutual funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

F-9

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Notes to Financial Statements

December 31, 2004

2.	Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2004 were as follows:

	Purchases	Sales
AEGON/Transamerica Series Fund, Inc.-Service Class:
Asset Allocation-Growth Portfolio-Service Class	$122,887	$24,217
Asset Allocation-Conservative Portfolio-Service Class	100,617	14,570
Asset Allocation-Moderate Portfolio-Service Class	1,217,532	253,588
Asset Allocation-Moderate Growth Portfolio-Service Class	697,215	101,703
Transamerica Money Market-Service Class	—	—

F-10

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Notes to Financial Statements

December 31, 2004

3.	Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Asset Allocation - Growth Subaccount(1)	Asset Allocation - Conservative Subaccount(1)	Asset Allocation - Moderate Subaccount(1)	Asset Allocation - Moderate Growth Subaccount(1)	Transamerica Money Market Subaccount(1)
Units outstanding at May 1, 2003	—	—	—	—	—
Units purchased	984	53,693	984	984	984
Units redeemed and transferred	34,141	167,878	(984)	(984)	(984)

Units outstanding at December 31, 2003	35,125	221,571	—	—	—
Units purchased	75,307	41,745	165,353	95,966	—
Units redeemed and transferred	(806)	29,643	605,559	372,526	—

Units outstanding at December 31, 2004	109,626	292,959	770,912	468,492	—

F-11

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Notes to Financial Statements

December 31, 2004

4.	Financial Highlights

The Mutual Fund Account has presented the following disclosures required by the AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Asset Allocation - Growth
	12/31/2004		109,626	$1.42	$155,351	0.09%	1.30%	13.05
	12/31/2003	(1)	35,125	1.25	44,028	0.00	1.30	25.35
Asset Allocation - Conservative
	12/31/2004		292,959	1.26	370,092	0.08	1.30	8.63
	12/31/2003	(1)	221,571	1.16	257,675	0.00	1.30	16.29
Asset Allocation - Moderate
	12/31/2004		770,912	1.31	1,007,559	0.01	1.30	10.30
	12/31/2003	(1)	—	1.18	—	0.00	1.30	18.50
Asset Allocation - Moderate Growth
	12/31/2004		468,492	1.36	637,834	0.19	1.30	12.32
	12/31/2003	(1)	—	1.21	—	0.00	1.30	21.22
Transamerica Money Market
	12/31/2004		—	1.00	—	0.00	1.30	0.00
	12/31/2003	(1)	—	1.00	—	0.40	1.30	(0.17)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

F-12

Transamerica Life Insurance Company

Separate Account VUL-A - Inheritance Builder Plus

Notes to Financial Statements

December 31, 2004

5.	Administrative, Mortality, and Expense Risk Charges

Transamerica Life deducts a monthly charge from the cash value of the policy from each subaccount to cover administrative expenses. This administration charge is $2.50 per month for policies with a cash value less than $50,000. An additional monthly administration charge of 0.55% of the assets in the variable account is charged during the first ten policy years. Transamerica Life also assesses a monthly cost of insurance charge for underwriting the death benefit of the policy. The cost of insurance charge depends on a number of variables that would cause it to vary from policy to policy and from month to month.

Transamerica Life deducts a daily charge for assuming certain mortality and expense risks. This charge is equal to an effective annual rate of 0.75% of the value of the contract owner’s individual account.

6.	Income Taxes

Operations of the Mutual Fund Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Transamerica Life, as long as earnings are credited under the variable life insurance contracts.

7.	Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

F-13

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

F-14

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Transamerica Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39. Also as described in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting policy for derivative instruments and changed various accounting policies to be in accordance with Actuarial Guideline 38.

/s/ Ernst & Young LLP

Des Moines, Iowa

February 18, 2005

F-15

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2004	2003
		Restated
Admitted assets
Cash and invested assets:
Cash and short-term investments	$1,083,915	$180,965
Bonds	23,378,296	21,237,543
Preferred stocks:
Affiliated entities	1,102	944
Other	120,241	98,178
Common stocks:
Affiliated entities (cost: 2004 - $24,063; 2003 - $24,063)	884	881
Other (cost: 2004 - $153,940; 2003 - $125,365)	164,778	127,048
Mortgage loans on real estate	3,907,422	3,585,272
Real estate:
Home office properties	6,692	6,919
Properties held for production of income	5,538	23,303
Properties held for sale	24,523	16,792
Policy loans	79,894	76,455
Receivable for securities	27,623	187,855
Other invested assets	847,895	621,906

Total cash and invested assets	29,648,803	26,164,061

Premiums deferred and uncollected	21,015	19,154
Accrued investment income	346,572	334,741
Reinsurance receivable	1,170	1,862
Federal and foreign income tax recoverable	—	5,086
Net deferred income tax asset	68,033	76,844
Receivable from parent, subsidiaries, and affiliates	47,800	—
Other admitted assets	73,130	27,415
Separate account assets	13,878,229	12,262,847

Total admitted assets	$44,084,752	$38,892,010

F-16

	December 31
	2004	2003
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$3,946,111	$3,540,615
Annuity	14,791,947	13,786,889
Accident and health	627,835	530,131
Policy and contract claim reserves:
Life	28,606	20,918
Accident and health	36,691	26,686
Liabilities for deposit-type contracts	6,540,314	6,935,643
Other policyholders’ funds	2,592	2,984
Remittances and items not allocated	72,439	123,918
Asset valuation reserve	344,254	159,814
Interest maintenance reserve	91,286	57,984
Other liabilities	372,879	361,535
Reinsurance in unauthorized companies	253	117
Funds held under coinsurance and other reinsurance treaties	712,272	71,495
Transfers from separate accounts due or accrued	(476,452)	(523,760)
Federal and foreign income taxes payable	8,068	—
Payable for securities	1,270,919	182,974
Payable to affiliates	12,193	21,093
Separate account liabilities	13,838,210	12,217,743

Total liabilities	42,220,417	37,516,779
Capital and surplus:
Common stock, $10 per share par value, 500,000 shares authorized, 257,795 issued and outstanding shares at December 31, 2004, 223,500 issued and outstanding at December 31, 2003	2,578	2,235
Preferred stock, $10 per share par value, 42,500 shares authorized, issued and outstanding (total liquidation value - $58,000)	425	425
Surplus notes	575,000	575,000
Paid-in surplus	1,370,322	880,322
Unassigned surplus (deficit)	(83,990)	(82,751)

Total capital and surplus	1,864,335	1,375,231

Total liabilities and capital and surplus	$44,084,752	$38,892,010

See accompanying notes.

F-17

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
		Restated	Restated
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,189,910	$618,734	$599,574
Annuity	2,317,755	5,058,195	8,304,910
Accident and health	175,639	187,118	161,306
Net investment income	1,375,482	1,307,877	1,143,069
Amortization of interest maintenance reserve	15,537	10,261	1,091
Commissions and expense allowances on reinsurance ceded	43,118	22,092	29,704
Income from fees associated with investment management, administration and contract guarantees for separate accounts	213,584	168,774	81,946
Modco reinsurance reserve adjustment	(97,348)	1,580,949	174,818
Coinsurance reserve recapture	643,279	—	—
Other income	26,342	38,701	8,029

	5,903,298	8,992,701	10,504,447
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	208,833	195,629	189,961
Surrender benefits	2,151,514	1,235,635	982,460
Other benefits	691,468	532,139	485,201
Increase in aggregate reserves for policies and contracts:
Life	406,919	387,096	224,416
Annuity	1,005,058	1,933,314	4,297,149
Accident and health	97,704	63,113	82,784

	4,561,658	4,346,926	6,261,971
Insurance expenses:
Commissions	382,672	451,460	545,898
General insurance expenses	114,914	120,276	132,556
Taxes, licenses and fees	32,694	23,643	18,606
Net transfers to separate accounts	571,306	2,079,436	3,540,518
Reinsurance transaction initial consideration	—	1,587,431	—
Other expenses	133,017	108,747	24,468

	1,234,603	4,370,993	4,262,046

Total benefits and expenses	5,796,261	8,717,919	10,524,017

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	107,037	274,782	(19,570)
Dividends to policyholders	277	423	497

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	106,760	274,359	(20,067)
Federal income tax expense	17,344	59,029	15,166

Gain (loss) from operations before net realized capital gains (losses) on investments	89,416	215,330	(35,233)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	39,359	(48,181)	(100,243)

Net income (loss)	$128,775	$167,149	$(135,476)

See accompanying notes.

F-18

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2002
Transamerica Life Insurance Company	$2,235	$425	$—	$534,282	$212,296	$749,238
Transamerica Assurance Company	2,500	—	—	87,840	(50,909)	39,431
Merger adjustment	(2,500)	—	—	2,500	—	—

As restated	2,235	425	—	624,622	161,387	788,669
Net loss	—	—	—	—	(135,476)	(135,476)
Change in net unrealized capital gains/losses	—	—	—	—	(76,803)	(76,803)
Change in non-admitted assets	—	—	—	—	(43,027)	(43,027)
Change in asset valuation reserve	—	—	—	—	(2,514)	(2,514)
Tax benefit on stock options exercised	—	—	—	—	106	106
Change in surplus in separate accounts	—	—	—	—	(2,521)	(2,521)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,848)	(1,848)
Change in net deferred income tax asset	—	—	—	—	115,656	115,656
Cumulative effect of changes in accounting principles	—	—	—	—	(65,363)	(65,363)
Change in reserves on account of change in valuation basis	—	—	—	—	(21,693)	(21,693)
Issuance of surplus notes	—	—	575,000	—	—	575,000
Reinsurance transactions	—	—	—	—	(4,120)	(4,120)
Capital contribution	—	—	—	430,000	—	430,000

Balance at December 31, 2002	2,235	425	575,000	1,054,622	(76,216)	1,556,066
Net income	—	—	—	—	167,149	167,149
Change in net unrealized capital gains/losses	—	—	—	—	18,629	18,629
Change in non-admitted assets	—	—	—	—	48,229	48,229
Change in asset valuation reserve	—	—	—	—	(98,216)	(98,216)
Change in surplus in separate accounts	—	—	—	—	(3,181)	(3,181)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	3,336	3,336
Cumulative effect of change in accounting principles	—	—	—	—	(31,957)	(31,957)
Change in net deferred income tax asset	—	—	—	—	(78,803)	(78,803)
Dividend to stockholder	—	—	—	—	(45,700)	(45,700)
Capital distribution	—	—	—	(254,300)	—	(254,300)
Capital contribution	—	—	—	80,000	—	80,000
Change in reserves on account of change in valuation basis	—	—	—	—	3,572	3,572
Reinsurance transactions	—	—	—	—	10,407	10,407

Balance at December 31, 2003	$2,235	$425	$575,000	$880,322	$(82,751)	$1,375,231

F-19

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2003	$2,235	$425	$575,000	$880,322	$(82,751)	$1,375,231
Net income	—	—	—	—	128,775	128,775
Change in net unrealized capital gains/losses	—	—	—	—	26,751	26,751
Change in non-admitted assets	—	—	—	—	57,955	57,955
Change in asset valuation reserve	—	—	—	—	(184,440)	(184,440)
Change in surplus in separate accounts	—	—	—	—	493	493
Change in provision for reinsurance in unauthorized companies	—	—	—	—	(136)	(136)
Change in net deferred income tax asset	—	—	—	—	(21,322)	(21,322)
Issuance of common stock in connection with statutory merger	343	—	—	—	(343)	—
Capital contribution	—	—	—	490,000	—	490,000
Change in reserves on account of change in valuation basis	—	—	—	—	1,423	1,423
Reinsurance transactions	—	—	—	—	(11,008)	(11,008)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	613	613

Balance at December 31, 2004	$2,578	$425	$575,000	$1,370,322	$(83,990)	$1,864,335

See accompanying notes.

F-20

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
		Restated	Restated
Operating activities
Premiums collected, net of reinsurance	$3,680,325	$5,817,320	$9,028,908
Net investment income	1,428,250	1,332,211	1,097,628
Miscellaneous income	813,730	250,324	325,125
Benefit and loss related payments	(3,452,717)	(2,506,149)	(1,795,692)
Net transfers to separate accounts	(525,852)	(2,279,325)	(3,717,876)
Commissions, expenses paid and aggregate write-ins for deductions	(671,161)	(693,450)	(722,612)
Dividends paid to policyholders	(354)	(431)	(566)
Federal and foreign income taxes paid	(34,146)	(68,581)	(53,330)

Net cash provided by operating activities	1,238,075	1,851,919	4,161,585
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	17,351,716	23,557,623	20,841,597
Stocks	146,455	35,838	66,237
Mortgage loans	484,773	340,310	142,956
Real estate	22,678	9,555	3,696
Other invested assets	324,408	89,066	70,148
Receivable/payable for securities	1,145,717	146,973	—
Miscellaneous proceeds	3,952	183,401	—

Total investment proceeds	19,479,699	24,362,766	21,124,634
Cost of investments acquired:
Bonds	(19,431,796)	(25,143,592)	(26,832,908)
Stocks	(151,639)	(63,612)	(118,577)
Mortgage loans	(803,164)	(1,289,721)	(739,168)
Real estate	(34)	1,760	(2,261)
Other invested assets	(500,361)	(171,048)	(199,836)
Miscellaneous applications	(37,463)	(262,515)	(176,501)

Total cost of investments acquired	(20,924,459)	(26,928,728)	(28,069,251)
Net increase in policy loans	(3,439)	(2,458)	(2,114)

Net cost of investments acquired	(20,927,896)	(26,931,186)	(28,071,365)

Net cash used in investing activities	(1,448,197)	(2,568,420)	(6,946,731)

F-21

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
		Restated	Restated
Financing and miscellaneous activities
Other cash provided:
Capital and surplus paid in	$490,000	$280,000	$805,000
Net deposits and withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	(2,167)	(166,407)	2,256,359
Other sources	625,239	417,888	157,292

Total cash provided	1,113,072	531,481	3,218,651
Other cash applied:
Dividends paid to stockholder	—	(45,700)	—
Capital distribution	—	(254,300)	—

Total other cash applied	—	(300,000)	—

Net cash provided by financing and miscellaneous activities	1,113,072	231,481	3,218,651

Net increase (decrease) in cash and short-term investments	902,950	(485,020)	433,505
Cash and short-term investments:
Beginning of year	180,965	665,985	232,480

End of year	$1,083,915	$180,965	$665,985

See accompanying notes.

F-22

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2004

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (86.7% of common shares) and Transamerica Life Insurance and Annuity Company (13.3% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Life Insurance and Annuity Company are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company’s common stock. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 2002, nor is it indicative of future results.

Summarized financial information for the Company and TAC restated for periods prior to the merger are as follows:

	Nine Months Ended September 30 2004	Year Ended December 31
		2003	2002
	Unaudited
Revenues:
Company	$3,953,781	$8,821,301	$10,355,326
TAC	152,450	171,400	149,121

As restated	$4,106,231	$8,992,701	$10,504,447

Net income (loss):
Company	$85,793	$214,137	$(121,152)
TAC	(12,013)	(46,988)	(14,324)

As restated	$73,780	$167,149	$(135,476)

F-23

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

	September 30 2004	December 31 2003
		Unaudited
Assets:
Company	$40,290,163	$37,937,428
TAC	988,669	954,582

As restated	$41,278,832	$38,892,010

Liabilities:
Company	$38,991,898	$36,615,299
TAC	949,526	901,480

As restated	$39,941,424	$37,516,779

Capital and surplus:
Company	$1,298,265	$1,322,129
TAC	39,143	53,102

As restated	$1,337,408	$1,375,231

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company’s products are primarily through the Company’s agents and financial institutions.

F-24

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

F-25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

F-26

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus (deficit) rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

F-27

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus (deficit). Under GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies are reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

F-28

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

F-29

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies and affiliated mutual funds are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus. Stocks of affiliated companies are carried at equity in the underlying net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

F-30

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2004 and 2003, the Company excluded investment income due and accrued of $552 and $1,653, respectively, with respect to such practices.

Derivative Instruments

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal

F-31

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Each mortgage loan is hedged individually and the relevant terms of the asset and derivative must be the same. These caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. These derivatives meet hedge accounting rules and are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current interest rate environment for the future. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and amortized into earnings over the life of the future, investment asset.

F-32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

These derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

F-33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

F-34

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the

F-35

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue or benefits paid.

Stock Option and Stock Appreciation Rights Plans

Beginning in 2003, the Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $613 for year ended December 31, 2004.

Reclassifications

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2. Accounting Changes

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (Guideline 39). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was to increase reserves by $65,363, which was charged directly to unassigned surplus (deficit) as a change in accounting principle.

F-36

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes (continued)

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

During 2003, the state of Missouri (the state of domicile for TAC prior to the merger into the Company) adopted Actuarial Guideline 38 through its adoption of the June 30, 2003 Accounting Practices and Procedures Manual. As such, the Company has adopted this guideline. Reserves as of January 1, 2003 under Actuarial Guideline 38, were increased by $31,957 and this amount has been recorded directly to unassigned surplus as the cumulative effect of a change in accounting principle.

3. Capital Structure

The Company has 42,500 shares of preferred stock outstanding that is owned by AEGON. The par value of the preferred stock is $10 per share and the liquidation value is equal to $1,364.70 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. At both December 31, 2004 and 2003, there were no cumulative unpaid dividends relating to the preferred shares.

At December 31, 2002, the Company accrued $200,000 for a capital contribution receivable from its parent. This capital contribution was carried as an admitted asset based on approval from the Insurance Division, Department of Commerce, of the State of Iowa and receipt of the capital contribution prior to the filing of the annual statement, in accordance with SSAP No. 72.

F-37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Capital Structure (continued)

During 2002, the Company received $575,000 from Transamerica Holding Company, LLC, an affiliate, in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2004 and 2003, are as follows:

December 31, 2004
Date Issued	Interest Rate	Original Amount of Notes	Balance Out-standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$33,000	$4,125
December 30, 2002	6.0	300,000	300,000	18,000	31,550	4,500

Total		$575,000	$575,000	$34,500	$64,550	$8,625

December 31, 2003
Date Issued	Interest Rate	Original Amount of Notes	Balance Out-standing at End of Year	Interest Paid Current Year	Total Interest Paid	Accrued Interest
September 30, 2002	6.0%	$275,000	$275,000	$16,500	$16,500	$4,125
December 30, 2002	6.0	300,000	300,000	13,550	13,550	4,500

Total		$575,000	$575,000	$30,050	$30,050	$8,625

F-38

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds, are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements. The related carrying value of these items is included with other invested assets.

Receivable from parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

Separate account assets: The fair value of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

F-39

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments (continued)

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2004		2003
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$1,083,915	$1,083,915	$180,965	$180,965
Bonds	23,378,296	24,081,797	21,237,543	21,971,319
Preferred stocks, other than affiliates	120,241	128,761	98,178	99,879
Common stocks, other than affiliates	164,778	164,778	127,048	127,048
Mortgage loans on real estate	3,907,422	4,118,224	3,585,272	3,782,857
Policy loans	79,894	79,894	76,455	76,455
Interest rate caps	24	30	43	82
Swaps	(213,520)	310,227	(180,628)	170,896
Receivable from parents, subsidiaries, and affiliates	47,800	47,800	—	—
Separate account assets	13,878,229	13,878,229	12,262,847	12,262,847

Liabilities
Investment contract liabilities	21,239,415	21,467,324	19,083,086	19,557,021
Separate account annuity liabilities	11,170,132	11,170,132	10,251,990	10,251,990

F-40

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2004
Bonds:
United States Government and agencies	$738,387	$4,044	$4,726	$1,539	$736,165
State, municipal, and other government	619,802	66,575	5,834	2,699	677,844
Public utilities	1,472,197	84,398	3,071	3,411	1,550,113
Industrial and miscellaneous	12,769,172	588,991	31,508	28,191	13,298,464
Mortgage and other asset-backed securities	7,778,738	94,190	13,581	40,136	7,819,211

	23,378,296	838,198	58,720	75,976	24,081,797
Affiliated preferred stocks	1,102	—	—	—	1,102
Other preferred stocks	120,241	8,655	135	—	128,761

	$23,499,639	$846,853	$58,855	$75,976	$24,211,660

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$538,953	$2,901	$9,168	$—	$532,686
State, municipal, and other government	628,214	79,140	3,936	7,405	696,013
Public utilities	1,319,612	76,439	8,597	3,624	1,383,830
Industrial and miscellaneous	12,029,975	643,996	54,177	15,862	12,603,932
Mortgage and other asset-backed securities	6,720,789	113,228	32,316	46,843	6,754,858

	21,237,543	915,704	108,194	73,734	21,971,319
Affiliated preferred stocks	944	—	—	—	944
Other preferred stocks	98,178	1,716	15	—	99,879

	$21,336,665	$917,420	$108,209	$73,734	$22,072,142

The Company held bonds and preferred stock at December 31, 2004 and 2003 with a carrying value of $52,103 and $17,581, respectively, and amortized cost of $64,868 and $39,700, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to

F-41

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2004 and 2003 is as follows:

	Losses Less than 12 Months	Losses 12 Months or More	Total
December 31, 2004
Bonds:
United States Government and agencies	$330,302	$91,595	$421,897
State, municipal and other government	21,981	35,514	57,495
Public utilities	202,602	106,487	309,089
Industrial and miscellaneous	2,112,226	674,599	2,786,825
Mortgage and other asset-backed securities	2,600,155	478,939	3,079,094

	5,267,266	1,387,134	6,654,400
Other preferred stocks	16,361	—	16,361

	$5,283,627	$1,387,134	$6,670,761

	Losses Less than 12 Months	Losses 12 Months or More	Total
December 31, 2003
Bonds:
United States Government and agencies	$406,041	$—	$406,041
State, municipal and other government	56,448	3,448	59,896
Public utilities	244,189	46,765	290,954
Industrial and miscellaneous	2,005,249	287,411	2,292,660
Mortgage and other asset-backed securities	2,030,407	699,701	2,730,108

	4,742,334	1,037,325	5,779,659
Other preferred stocks	4,430	—	4,430

	$4,746,764	$1,037,325	$5,784,089

F-42

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$368,682	$374,858
Due after one year through five years	5,638,591	5,805,902
Due after five years through ten years	7,115,385	7,406,145
Due after ten years	2,476,900	2,675,681

	15,599,558	16,262,586
Mortgage and other asset-backed securities	7,778,738	7,819,211

	$23,378,296	$24,081,797

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

The Company’s investment in Transamerica Capital III, a long-term bond issued by an affiliate, is valued at amortized cost with a carrying value of $303 and $3,083 at December 31, 2004 and 2003, respectively.

F-43

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2004	2003	2002
Interest on bonds and preferred stocks	$1,174,456	$1,154,385	$1,006,824
Dividends on equity investments	1,822	3,872	2,076
Interest on mortgage loans	233,847	203,996	162,311
Rental income on real estate	6,625	7,828	8,253
Interest on policy loans	5,608	5,399	4,902
Derivatives	(21,395)	(22,920)	(14,101)
Other	42,094	21,151	27,244

Gross investment income	1,443,057	1,373,711	1,197,509
Less investment expenses	67,575	65,834	54,440

Net investment income	$1,375,482	$1,307,877	$1,143,069

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

	Year Ended December 31
	2004	2003	2002
Proceeds	$17,446,609	$23,823,647	$21,228,877

Gross realized gains	$196,077	$317,148	$159,920
Gross realized losses	(75,123)	(179,475)	(258,972)

Net realized gains (losses)	$120,954	$137,673	$(99,052)

Gross realized losses for the years ended December 31, 2004, 2003 and 2002 include $24,495, $70,859 and $103,905, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2004, investments with an aggregate carrying value of $57,200 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

F-44

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Net realized capital gains (losses) on investments and change in net unrealized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2004	2003	2002
Bonds and preferred stocks	$120,954	$137,673	$(99,052)
Equity securities	6,036	(1,544)	6,464
Mortgage loans on real estate	(11,671)	(78)	374
Real estate	6,320	1,248	(3,193)
Short-term investments	2,113	—	—
Derivatives	(37,464)	(74,660)	(49,788)
Other invested assets	31,866	2,010	2,535

	118,154	64,649	(142,660)
Tax effect	(29,956)	(21,399)	9,062
Transfer from (to) interest maintenance reserve	(48,839)	(91,431)	33,355

Net realized capital gains (losses) on investments	$39,359	$(48,181)	$(100,243)

	Change in Unrealized
	Year Ended December 31
	2004	2003	2002
Bonds	$44,559	$83,127	$24,267
Preferred stocks	8,029	(319)	(3,665)
Common stocks	9,116	2,953	(8,916)
Affiliated entities	161	(4,320)	(129)
Mortgage loans on real estate	—	(27,421)	452
Other invested assets	5,114	21,092	(28,463)
Real estate	—	—	298
Derivative instruments	(40,228)	(56,483)	(60,647)

Change in net unrealized capital gains (losses)	$26,751	$18,629	$(76,803)

F-45

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

	December 31
	2004	2003
Unrealized gains	$13,394	$2,933
Unrealized losses	(2,556)	(1,250)

Net unrealized gains	$10,838	$1,683

During 2004, the Company issued mortgage loans with interest rates ranging from 2.28% to 7.04%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90%. Mortgage loans with a carrying value of $4,069 were non-income producing for the previous 180 days. Accrued interest of $371 related to these mortgage loans was excluded from investment income at December 31, 2004. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2004 and 2003, the Company had recorded investment in restructured securities of $20,606 and $4,472, respectively. There were no capital losses taken as a result of such restructurings. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2004 and 2003, the Company had loans of $63,827 and $0, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2004, and 2003 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

F-46

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the AVR of $96,069 and $42,314, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31
	2004	2003
South Atlantic	22%	25%
Pacific	20	23
Mountain	17	14
E. North Central	16	13
Middle Atlantic	11	11
W. North Central	6	6
W. South Central	3	4
E. South Central	3	2
New England	2	2

Property-Type Distribution
	December 31
	2004	2003
Office	37%	38%
Industrial	21	22
Apartment	20	18
Retail	16	16
Other	6	6

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.

F-47

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2004 and 2003, the Company had replicated assets with a fair value of $220,517 and $196,173, respectively, and credit default swaps with a fair value of $469 and $(841), respectively. During the three years ended December 31, 2004, 2003, and 2002, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. As of December 31, 2004, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $557,055.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

At December 31, 2004 and 2003, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2004	2003
Derivative securities:
Interest rate and currency swaps:
Receive fixed – pay floating	$4,764,603	$4,295,140
Receive floating – pay fixed	4,894,349	4,884,879
Receive floating (uncapped) – pay floating (capped)	2,806,196	2,901,587
Interest rate cap agreements	30,854	32,446

F-48

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments (continued)

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 19 years. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. For the years ended December 31, 2004 and 2003, none of the Company’s cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

Derivative instruments that qualify for hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. Derivatives used in hedging transactions that do not meet the criteria of an effective hedge are accounted for at fair value and the changes in fair value are recorded in surplus as unrealized gains and losses. For the years ended December 31, 2004 and 2003, the Company has recorded $69 and $(713), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Reinsurance assumption treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2004	2003	2002
Direct premiums	$4,089,877	$5,934,444	$9,175,527
Reinsurance assumed – non affiliates	4,135	28,199	30,473
Reinsurance assumed – affiliates	457,885	145,114	218,537
Reinsurance ceded – non affiliates	(148,315)	(199,327)	(330,692)
Reinsurance ceded – affiliates	(720,278)	(44,383)	(28,055)

Net premiums earned	$3,683,304	$5,864,047	$9,065,790

F-49

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $159,604, $229,100, and $175,489, during 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $15,175 and $17,152, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2004 and 2003 of $1,365,444 and $1,406,879, respectively.

At December 31, 2004, amounts recoverable from unauthorized reinsurers of $2,089 (2003—$2,153) and reserve credits for reinsurance ceded of $31,484 (2003– $34,928) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $37,230 at December 31, 2004, that can be drawn on for amounts that remain unpaid for more than 120 days.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $266 and $275 into earnings during 2004 and 2003, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $9,400.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded

F-50

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Reinsurance (continued)

directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company’s statement of operations for 2003. During 2004 and 2003, the Company has amortized $6,979 and $9,473, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates (“MEGA”) related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

During 2004, the Company entered into another reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd (TIRe), an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $677,733 during 2004 and has taken a reserve credit of $650,613 at December 31, 2004. The Company has a liability for funds held under reinsurance of $620,934 at December 31, 2004. The consummation of this treaty caused no initial gain or loss.

On October 1, 2004 the Company recaptured the business it had ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company’s statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

F-51

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes

The main components of net deferred income taxes are as follows:

	December 31
	2004	2003
Deferred income tax assets:
Guaranty funds	$5,770	$5,477
Non-admitted assets	788	22,010
807(f) assets	4,606	4,294
Deferred acquisition costs	179,494	160,643
Reserves	71,710	66,726
Unrealized capital losses	31,811	45,028
Other	28,446	15,059

Total deferred income tax assets	$322,625	$319,237

Deferred income tax assets – nonadmitted	$146,140	$158,651

Deferred income tax liabilities:
Unrealized capital gains	$94,585	$77,748
Other	13,867	5,994

Total deferred income tax liabilities	$108,452	$83,742

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	Year Ended December 31
	2004	2003	2002
Change in net deferred income tax asset	$(21,322)	$(78,803)	$115,655

Change in deferred income tax assets - nonadmitted	$(12,511)	$(36,917)	$34,836

F-52

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain/loss from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2004	2003	2002
Income tax computed at federal statutory rate (35%)	$37,366	$96,026	$(7,023)
Deferred acquisition costs – tax basis	18,744	15,408	30,911
Depreciation	53	(112)	(148)
Dividends received deduction	(5,891)	(2,597)	(2,413)
IMR amortization	(5,438)	(8,108)	(382)
Investment income items	(6,060)	(5,054)	(4,934)
Low income housing credits	(5,215)	(6,035)	(6,051)
Prior year under (over) accrual	(15,214)	(40,689)	832
Reinsurance transactions	(3,853)	3,643	(1,442)
Tax reserve adjustment	4,041	3,168	7,072
Other	(1,189)	3,379	(1,256)

Federal income tax expense	$17,344	$59,029	$15,166

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. Management does not believe the

F-53

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes (continued)

outcome of the protest of findings will have a material effect on the Company’s financial position or results of operations. An examination is underway for 1998 through 2000.

Income taxes incurred during 2004, 2003 and 2002 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $312,070, $199,850, and $1,319, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements for income deferred in the PSA ($20,387 at December 31, 2004). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $7,135.

F-54

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relate to liabilities established on a variety of the Company’s annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

	December 31
	2004		2003
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$1,799,699	5%	$2,234,306	7%
Subject to discretionary withdrawal at book value less surrender charge	5,649,820	17	7,572,375	23
Subject to discretionary withdrawal at market value	10,753,638	32	9,772,559	30
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	8,507,622	25	5,886,716	18
Not subject to discretionary withdrawal provision	7,269,599	21	6,994,416	22

	33,980,378	100%	32,460,372	100%

Less reinsurance ceded	1,254,582		1,295,797

Total policy reserves on annuities and deposit-type liabilities	$32,725,796		$31,164,575

Included in the liability for deposit-type contracts at December 31, 2004 and 2003 are $4,236,873 and $4,381,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2004, the contractual maturities were: 2005 - $782,698; 2006 - $1,139,983; 2007 - $1,374,936; 2008 - $100,117; 2009 - $371,151 and thereafter - $467,988.

F-55

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $5,007,410 and $5,426,617 at December 31, 2004 and 2003, respectively.

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2004, 2003, and 2002 is as follows:

	Nonindexed Guaranteed Separate Account Less Than 4%	Nonguaranteed Separate Account	Total
Premiums, deposits, and other considerations for the year ended December 31, 2004	$—	$1,462,914	$1,462,914

Reserves for separate accounts with assets at:
Fair value	$—	$12,892,015	$12,892,015
Amortized cost	418,070	—	418,070

Total at December 31, 2004	$418,070	$12,892,015	$13,310,085

Premiums, deposits, and other considerations for the year ended December 31, 2003	$—	$1,895,800	$1,895,800

Reserves for separate accounts with assets at:
Fair value	$—	$11,232,371	$11,232,371
Amortized cost	388,149	—	388,149

Total at December 31, 2003	$388,149	$11,232,371	$11,620,520

Premiums, deposits, and other considerations for the year ended December 31, 2002	$175,000	$2,958,899	$3,133,899

Reserves for separate accounts with assets at:
Fair value	$—	$6,953,417	$6,953,417
Amortized cost	369,996	—	369,996

Total at December 31, 2002	$369,996	$6,953,417	$7,323,413

F-56

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2004	2003	2002
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$1,463,157	$1,897,576	$3,133,334
Transfers from separate accounts	(897,510)	177,729	402,618

Net transfers to separate accounts	565,647	2,075,305	3,535,952
Miscellaneous reconciling adjustments	5,659	4,131	4,566

Transfers as reported in the summary of operations of the life, accident and health annual statement	$571,306	$2,079,436	$3,540,518

At December 31, 2004 and 2003, the Company had separate account annuities with guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2004
Minimum guaranteed death benefit	$12,339,896	$118,545	$27,399
Minimum guaranteed income benefit	8,273,717	93,888	2,760
Guaranteed premium accumulation fund	79,525	8,066	—
Minimum guaranteed withdrawal benefit	448,821	1,612	(1,255)

December 31, 2003
Minimum guaranteed death benefit	$11,168,817	$108,640	$33,703
Minimum guaranteed income benefit	7,812,085	70,780	569
Guaranteed premium accumulation fund	43,229	5,301	—
Minimum guaranteed withdrawal benefit	16,915	15	(19)

F-57

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

For Variable Annuities with Guaranteed Living Benefits (“VAGLB”), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (“MGDB”), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2004
Life and annuity:
Ordinary direct first year business	$3,703	$2,524	$1,179
Ordinary direct renewal business	22,483	7,090	15,393
Group life direct business	4,190	2,800	1,390

Total life and annuity	30,376	12,414	17,962
Accident and health:
Direct	3,053	—	3,053

Total accident and health	3,053	—	3,053

	$33,429	$12,414	$21,015

F-58

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

	Gross	Loading	Net
December 31, 2003
Life and annuity:
Ordinary direct first year business	$6,443	$5,060	$1,383
Ordinary direct renewal business	20,509	5,827	14,682
Group life direct business	1,960	881	1,079

Total life and annuity	28,912	11,768	17,144
Accident and health:
Direct	2,010	—	2,010

Total accident and health	2,010	—	2,010

	$30,922	$11,768	$19,154

At December 31, 2004 and 2003, the Company had insurance in force aggregating $1,175,628 and $1,198,577, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $34,797 and $35,146 to cover these deficiencies at December 31, 2004 and 2003, respectively.

During 2004, the Company made a correction in the guaranteed nonforfeiture interest rate on certain universal life contracts. This caused a decrease in reserves of $1,423, which was credited to capital and surplus.

During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 statement of changes in capital and surplus.

During 2002, the Company converted to a new reserve valuation system for fixed deferred annuities and variable annuities. The new valuation system, which provides for more precise calculations, caused general account reserves to increase by $18,990 and separate account reserves to increase by $914. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate

F-59

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Policy and Contract Attributes (continued)

accounts are included in the change in surplus in separate accounts in the 2002 statement of changes in capital and surplus.

During 2002, the Company changed the valuation interest rates assumption for a portion of its universal life business. This caused an increase in reserves of $2,703, which was charged directly to capital and surplus.

9. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus [which aggregates a deficit of $83,990 at December 31, 2004] at the time of such dividend, the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities, is $186,434.

During 2003, upon approval of insurance regulatory authorities, the Company paid $300,000 to its parent company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on expense in accordance with Statement of Financial Accounting Standards No. 87 as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five

F-60

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

consecutive years of employment. Pension expense aggregated $1,417, $1,658, and $784 for the years ended December 31, 2004, 2003, and 2002, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $620, $637, and $353 for the years ended December 31, 2004, 2003, and 2002, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2004, 2003, and 2002 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates

F-61

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

in accordance with an intercompany cost sharing arrangement. The Company expensed $172, $166, and $95 for the years ended December 31, 2004, 2003, and 2002, respectively.

11. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2004, 2003 and 2002, the Company sold $23,460, $22,970, and $11,172, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $35,941, $72,287, and $61,826, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $1,042, $985, and $737, respectively, to affiliates.

During 2004, the Company received capital contributions from AEGON and TALIAC of $424,830 and $65,170, respectively. During 2003, the Company distributed a dividend to its parent consisting of $45,700 of common stock and $254,300 of cash, and received a cash capital contribution of $200,000 that was accrued in 2002. During 2003 and 2002, the Company received a capital contribution of $80,000 and $230,000, respectively, in cash from its parent. In addition, in 2002, the Company issued a surplus note of $575,000 in exchange for cash.

At December 31, 2004 the Company reported $47,800 short-term notes receivable from Monumental Life Insurance Company, an affiliate, which is due December 23, 2005. At December 31, 2003, the Company did not have any net short-term notes receivable from an affiliate outstanding. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

F-62

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $236,425 and $226,770 at December 31, 2004 and 2003, respectively.

F-63

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,159,379 as of December 31, 2004. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2004, the Company has pledged invested assets with a carrying value and market value of $1,531,589 and $1,569,807, respectively, in conjunction with these transactions.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. The additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At

F-64

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

December 31, 2004 and 2003, the value of securities loaned amounted to $682,627 and $1,032,994, respectively.

The Company has contingent commitments for $238,735 at December 31, 2004 for joint ventures, partnerships, and limited liability companies.

At December 31, 2004, the Company has mortgage loan commitments of $137,175.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $16,615 and $16,584 and an offsetting premium tax benefit of $7,122 and $7,217 at December 31, 2004 and 2003, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $365, $56, and $(2) for the years ended December 31, 2004, 2003, and 2002, respectively.

F-65

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Reconciliation of Capital and Surplus and Net Loss

The following table reconciles capital and surplus and net income (loss) as reported in the Annual Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

	December 31, 2003 Total Capital and Surplus	Year Ended December 31, 2003 Net Income
Amounts reported in Annual Statement	$1,375,231	$164,745
Under accrual of life and annuity reserves	—	3,733
Adjustment for reinsurance recoverables	—	199
Other adjustments	—	(233)
Tax effect	—	(1,295)

Amounts reported herein	$1,375,231	$167,149

	December 31, 2002	Year Ended December 31, 2002
	Total Capital and Surplus	Net Loss
Amounts reported in Annual Statement	$1,559,717	$(133,072)
Under accrual of life and annuity reserves	(3,733)	(3,733)
Adjustment for reinsurance recoverables	(1,446)	(199)
Other adjustments	233	233
Tax effect	1,295	1,295

Amounts reported herein	$1,556,066	$(135,476)

There were no reconciling items at December 31, 2004 of for the year than ended.

F-66

Statutory-Basis Financial

Statement Schedules

F-67

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2004

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$744,227	$742,178	$744,227
States, municipalities and political subdivisions	1,718,193	1,718,213	1,718,193
Foreign governments	579,846	638,453	579,846
Public utilities	1,472,197	1,550,113	1,472,197
All other corporate bonds	18,863,530	19,432,538	18,863,530
Redeemable preferred stocks	120,241	128,761	120,241

Total fixed maturities	23,498,234	24,210,256	23,498,234

Equity securities
Common stocks:
Banks, trust and insurance	67,850	67,850	67,850
Industrial, miscellaneous and all other	86,091	96,928	96,928

Total equity securities	153,941	164,778	164,778
Mortgage loans on real estate	3,907,422		3,907,422
Real estate	36,753		36,753
Policy loans	79,894		79,894
Other long-term investments	847,895		847,895
Cash and short-term investments	1,083,915		1,083,915

Total investments	$29,608,054		$29,618,891

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

F-68

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2004
Individual life	$3,706,105	$—	$18,815	$1,106,335	$201,726	$557,857	$767,054
Individual health	481,152	11,264	20,082	125,322	25,246	149,813	34,059	$126,384
Group life and health	371,747	3,678	26,400	133,892	20,452	129,869	69,428	222,484
Annuity	14,791,947	—	—	2,317,755	1,128,058	3,724,119	364,062

	$19,350,951	$14,942	$65,297	$3,683,304	$1,375,482	$4,561,658	$1,234,603

Year ended December 31, 2003
Individual life	$3,329,369	$—	$14,877	$545,732	$187,047	$493,127	$267,289
Individual health	393,067	11,590	15,488	117,508	20,776	130,651	40,096	$117,509
Group life and health	332,722	3,728	17,239	142,612	18,989	104,620	62,625	205,244
Annuity	13,786,889	—	—	5,058,195	1,081,065	3,618,528	4,000,983

	$17,842,317	$15,318	$47,604	$5,864,047	$1,307,877	$4,346,926	$4,370,993

Year ended December 31, 2002
Individual life	$2,977,485	$—	$17,934	$529,767	$187,122	$343,087	$386,306
Individual health	311,152	10,930	12,898	101,679	17,851	104,699	32,347	$101,581
Group life and health	278,179	6,481	24,006	129,435	18,939	124,841	46,594	161,257
Annuity	11,857,774	—	—	8,304,909	919,157	5,689,344	3,796,799

	$15,424,590	$17,411	$54,838	$9,065,790	$1,143,069	$6,261,971	$4,262,046

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

F-69

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2004
Life insurance in force	$39,895,407	$8,896,284	$88,961	$31,088,084	0%

Premiums:
Individual life	$1,110,524	$8,401	$4,212	$1,106,335	0%
Individual health	126,384	1,062	—	125,322	0
Group life and health	222,484	88,592	—	133,892	0
Annuity	2,630,485	770,538	457,808	2,317,755	20

	$4,089,877	$868,593	$462,020	$3,683,304	13%

Year ended December 31, 2003
Life insurance in force	$38,955,851	$9,672,433	$90,171	$29,373,589	0%

Premiums:
Individual life	$547,646	$6,022	$4,108	$545,732	1%
Individual health	117,509	929	928	117,508	1
Group life and health	205,242	85,907	23,277	142,612	16
Annuity	5,064,047	150,852	145,000	5,058,195	3

	$5,934,444	$243,710	$173,313	$5,864,047	3%

Year ended December 31, 2002
Life insurance in force	$31,110,497	$4,235,057	$99,989	$26,975,429	1%

Premiums:
Individual life	$581,642	$55,840	$3,965	$529,767	1%
Individual health	101,581	1,054	1,152	101,679	1
Group life and health	161,257	57,179	25,357	129,435	20
Annuity	8,331,047	244,674	218,536	8,304,909	3

	$9,175,527	$358,747	$249,010	$9,065,790	3%

F-70

PART C - OTHER INFORMATION

Item 26.	Exhibits

(a	)	Resolution of the Board of Directors of Transamerica establishing the separate account (13)

(b	)	Not Applicable

(c	)	Distribution of Policies

		(i)	Form of Broker-Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker-Dealer (3)

		(ii)	Form of Principal Underwriting Agreement (2)

(d	)	Specimen Flexible Premium Variable Life Insurance Policy (4)

(e	)	Application for Flexible Premium Variable Life Insurance Policy (4)

(f	)	(i)	Certificate of Incorporation of Transamerica (5)

		(iii)	By-Laws of Transamerica (5)

(g	)	Not applicable

(h	)	Participation Agreements:

		(i)	Among MFS Variable Insurance Trust and Transamerica and Massachusetts Financial Services Company (1)

		(ii)	Among AIM Variable Insurance Funds, Inc., Transamerica and AFSG Securities Corporation (3)

		(iii)	Among Transamerica and Dreyfus Variable Investment Fund (6)

		(iv)	Amendment to Participation Agreement Among Transamerica and Dreyfus Variable Investment Fund (1)

		(v)	Amendment to Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Transamerica (1)

		(vi)	Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Transamerica (3)

		(vii)	Among WRL Series Fund, Inc. and Transamerica and AUSA Life Insurance Company, Inc. and amendments thereto (7)

		(viii)	Amendments dated November 27, 1998 to Participation Agreements for: MFS Variable Insurance Trust, Massachusetts Financial Services Company and Transamerica; Transamerica and Dreyfus Variable Investment Fund; Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Transamerica; AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Transamerica and AFSG Securities Corporation; and WRL Series Fund, Inc., Transamerica, and AUSA Life Insurance Company, Inc.(8)

		(ix)	Amendments dated August 1, 1999 to Participation Agreements for: AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Transamerica and AFSG Securities Corporation; MFS Variable Insurance Trust, Massachusetts Financial Services Company and Transamerica; and WRL Series Fund, Inc., Transamerica and AUSA Life Insurance Company, Inc. (2)

		(x)	Among Variable Insurance Products Funds and Variable Insurance Products Funds II, Fidelity Distributors Corporation and Transamerica, and Addendums thereto (9)

		(xi)	Among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and Transamerica (10)

		(xii)	Among Transamerica Variable Insurance Fund, Inc., Transamerica Occidental Life Insurance Company and Transamerica (11)

		(xiii)	Amendments dated April 2000 to Participation Agreements for: Variable Insurance Products Funds, Variable Insurance Products Funds II, Fidelity Distributors Corporation, and Transamerica; and Variable Insurance Products Fund III, Fidelity Distributors, Inc. and Transamerica (11)

		(xiv)	Amendment No. 13 dated April 17, 2000 to the Participation Agreement among WRL Series Fund, Inc., Transamerica, AUSA Life Insurance Company, Inc. and Peoples Benefit Life Insurance Company (11)

		(xv)	Amendment No. 30 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other Affiliated AEGON Companies dated June 10, 2004 (15)

(xvi) Amendment No. 31 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other Affiliated AEGON Companies dated October 22, 2004 (15)

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Marcus L. Collins, Esq. as to Legality of Securities Being Registered

(l)	Opinion and Consent of Nik Godon as to Actuarial Matters Pertaining to the Securities Being Registered (14)

(m)	Not Applicable

(n)	Other Opinions:

(i) Written Consent of Sutherland Asbill & Brennan LLP

(ii) Written Consent of Ernst & Young LLP

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures (2)

(r)	Powers of Attorney

(i) Craig D. Vermie (12) Brenda K. Clancy (12) Larry N. Norman (12)

(ii) Christopher H. Garrett (13) Arthur C. Schneider (13) Robert J. Kontz (13)

(1)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated November 30, 1998 (File No. 333-68087) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated December 29, 1999 (File No. 333-86231) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-4 Registration Statement dated April 30, 1998 (File No. 333-07509) and is incorporated herein by reference.

(4)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated August 31, 1999 (File No. 333-86231) and is incorporated herein by reference.

(5)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form N-3 dated February 27, 1998 (File No. 333-36297) and is incorporated herein by reference.

(6)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated April 30, 1997 (File No. 333-26209) and is incorporated herein by reference.

(7)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 29, 1998 (File No. 333-26209) and is incorporated herein by reference.

(8)	This exhibit was previously filed on the Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated June 8, 1999 (File No. 333-68087) and is incorporated herein by reference.

(9)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated December 6, 1996 (File No. 333-07509) and is incorporated herein by reference.

(10)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 29, 1997 (File No. 333-07509) and is incorporated herein by reference.

(11)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 28, 2000 (File No. 333-86231) and is incorporated herein by reference.

(12)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated February 14, 2003 (File No. 333-86231) and is incorporated herein by reference.

(13)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 22, 2003 (File No. 333-86231) and is incorporated herein by reference.

(14)	This exhibit was previously filed on Post-Effective Amendment No. 7 to Form N-6 Registration Statement dated April 21, 2004 (File No. 333-86231) and is incorporated herein by reference.

(15)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated April 14, 2005 (File No. 333-61654) and is incorporated herein by reference.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Craig D. Vermie	(1)	Director, Secretary and Vice President
Larry N. Norman	(1)	Director and Principal Executive Officer
Christopher H. Garrett	(1)	Director
Robert J. Kontz	(1)	Vice President and Corporate Controller
Brenda Clancy	(1)	Director, Vice President, Treasurer and Chief Financial Officer
Arthur C. Schneider	(1)	Director

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON N.V.	Netherlands	22.23% of Vereniging AEGON Netherlands Membership Association	Holding Company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Alexander R. Wynaendts Craig D. Vermie	Delaware		Voting Trust

AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance

Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge International Marketing Ltd	United Kingdom	100% Cornerstone International Holding Ltd.	Marketing company

Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent

COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company

AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)	Holding company

Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance

AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company

RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate

Transamerica Holding Company, LLC	Delaware	100% AEGON USA, Inc.	Holding Company

AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates

First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company

Transamerica Financial Life Insurance Company	New York	First AUSA Life Insurance Company and Transamerica Occidental Life Insurance Company	Insurance

Life Investors Insurance Company of America	Iowa	50% First AUSA Life Ins. Company and 50% AUSA Life Insurance Company	Insurance

Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company; 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Transamerica Life Insurance Company	Iowa	Transamerica Holding Company LLC and Transamerica Life Insurance and Annuity Company	Insurance

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency

AEGON/Transamerica Fund Advisers, Inc.	Florida	78% WRL, 22% AUSA Holding Company	Investment Adviser

AEGON/Transamerica Series Fund, Inc.	Maryland	Various	Mutual Fund

AEGON/Transamerica Investors Services, Inc.	Florida	100% AUSA Holding Company	Shareholder services

Transamerica IDEX Mutual Funds	Massachusetts	100% WRL	Mutual Fund

Transamerica Income Shares, Inc.	Maryland	100% WRL	Mutual Fund

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency, Inc.	California	100% WRL	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

AEGON Equity Group, Inc.	Florida	100% WRL	Insurance Agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WRL Insurance Agency, Inc.	California	100% WRL	Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL	Insurance Agency

WRL Insurance Agency of Wyoming, Inc.	Wyoming	100% WRL	Insurance Agency

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency

Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance

The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency

Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company

Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance

AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser

AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company

Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company

ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency

Great Companies L.L.C.	Iowa	49% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services

Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Principal Underwriter

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency

AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company

Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 29.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Transamerica pursuant to the foregoing provisions or otherwise, Transamerica has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Transamerica of expenses incurred or paid by a director, officer or controlling person of Transamerica in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Transamerica will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)

AFSG Securities Corporation (“AFSG”) is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account

VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Legacy Builder Variable Life Separate Account, Separate Account VA K, Separate Account VA P, Separate Account Q, Transamerica Corporate Separate Account Sixteen, Separate Account VA R, Separate Account VA S and Separate Account VA W of Transamerica Life Insurance Company; the Separate Account VA QNY, Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account, TFLIC Separate Account VNY, Separate Account BNY, Separate Account VA WNY and Separate Account VA-2LNY of Transamerica Financial Life Insurance Company; the Separate Account I, Separate Account II and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; Separate Account VA-8 of Transamerica Life Insurance and Annuity Company; AEGON/Transamerica Series Trust; Transamerica IDEX Mutual Funds; and Transamerica Investors, Inc.

(b)	Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter
Larry N. Norman	(1)	Director and President

Anne M. Spaes	(1)	Director and Vice President

Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer

John K. Carter	(2)	Vice President

William G. Cummings	(2)	Vice President

Thomas R. Moriarty	(2)	Vice President

Frank A. Camp	(1)	Secretary

Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary

Darin D. Smith	(1)	Vice President and Assistant Secretary

Teresa L. Stolba	(1)	Assistant Compliance Officer

Emily Bates	(3)	Assistant Treasurer

Clifton W. Flenniken	(4)	Assistant Treasurer

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)	400 West Market Street, Louisville, Kentucky 40202

(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Commissions
AFSG Securities Corporation	0	0	$23,437(1)	0
	0	0	$2,250(2)	0
	0	0	$5,147(3)	0

(1)	fiscal year 2004

(2)	fiscal year 2003

(3)	fiscal year 2002

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at 4333 Edgewood Road, NE., Cedar Rapids, Iowa 52499, 4001 44th Avenue, SW, Cedar Rapids, Iowa 52404 and 400 West Market Street, Louisville, Kentucky 40202.

Item 32.	Management Services

Not Applicable

Item 33.	Undertakings

Transamerica hereby represents that the fees and charges deducted under the Legacy Builder Plus and Inheritance Builder Plus Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 22nd day of April, 2005.

SEPARATE ACCOUNT VUL-A (Registrant)

By:	/s/ LARRY N. NORMAN */
Larry N. Norman, Director and Principal Executive Officer of Transamerica Life Insurance Company

TRANSAMERICA LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ LARRY N. NORMAN */
Larry N. Norman, Director and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ LARRY N. NORMAN Larry N. Norman */	Director and Principal Executive Officer	April 22, 2005

/s/ CHRISTOPHER H. GARRETT Christopher H. Garrett */	Director	April 22, 2005

/s/ CRAIG D. VERMIE Craig D. Vermie */	Director	April 22, 2005

/s/ BRENDA K. CLANCY Brenda K. Clancy */	Director, Vice President, Treasurer and Chief Financial Officer	April 22, 2005

/s/ ARTHUR C. SCHNEIDER Arthur C. Schneider */	Director	April 22, 2005

/s/ ROBERT J. KONTZ Robert J. Kontz */	Vice President and Corporate Controller	April 22, 2005

*/ /s/ PRISCILLA I. HECHLER Signed by Priscilla I. Hechler As Attorney in Fact

Exhibit Index

Exhibit No.	Description of Exhibit

26(k)	Opinion and Consent of Steven R. Shepard, Esq. as to the Legality of the Securities Being Registered

26(n)(i)	Consent of Sutherland Asbill & Brennan LLP

26(n)(ii)	Consent of Ernst & Young LLP